UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kathleen L. Prudhomme

Vice President and Secretary

901 Marquette Avenue Minneapolis, Minnesota 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: June 30

Date of reporting period: December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Income Funds

Semi-Annual Report December 31, 2017

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class R6	Class I	Class T

Nuveen Core Bond Fund	FAIIX	NTIBX	—	NTIFX	FINIX	FIDTX
Nuveen Core Plus Bond Fund	FAFIX	FFAIX	FFISX	FPCFX	FFIIX	FFITX
Nuveen High Income Bond Fund	FJSIX	FCSIX	FANSX	—	FJSYX	FCPTX
Nuveen Inflation Protected Securities Fund	FAIPX	FCIPX	FRIPX	FISFX	FYIPX	FIFTX
Nuveen Short Term Bond Fund	FALTX	FBSCX	NSSRX	NSSFX	FLTIX	NSATX
Nuveen Strategic Income Fund	FCDDX	FCBCX	FABSX	FSFRX	FCBYX	FSFTX

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Financial markets ended 2017 on a high note. Concurrent growth across the world’s major economies, strong corporate profits, low inflation and accommodative central banks provided an optimal environment for rising asset prices with remarkably low volatility. Political risks, which were expected to be a wildcard in 2017, did not materialize. The Trump administration achieved one of its major policy goals with the passage of the Tax Cuts and Jobs Act, the European Union (EU) member governments elected EU-friendly leadership, Brexit negotiations moved forward and China’s 19th Party Congress concluded with no major surprises in its economic policy objectives.

Conditions have turned more volatile in 2018, but the positive fundamentals underpinning the markets’ rise over the past year remain intact. In early February, fears of rising inflation, which could prompt more aggressive action by the Federal Reserve, triggered a widespread sell-off across U.S. and global equity markets. Yet, global economies are still expanding and corporate earnings look healthy.

We do believe volatility will feature more prominently in 2018. Interest rates continue to rise and inflation pressures are mounting and investors are uncertain about how markets will react amid tighter financial conditions. After the relative calm of the past few years, it’s anticipated that price fluctuations will begin trending toward a more historically normal range. But we also note that signs foreshadowing recession are lacking at this point.

Maintaining perspective can be difficult with daily headlines focused predominantly on short-term news. Nuveen believes this can be an opportune time to check in with your financial advisor. Strong market appreciation such as that in 2017 may create an imbalance in a diversified portfolio. Your advisor can help you reexamine your investment goals and risk tolerance, and realign your portfolio’s investment mix appropriately. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

February 23, 2018

4	NUVEEN

Portfolio Managers’

Comments

Nuveen Core Bond Fund

Nuveen Core Plus Bond Fund

Nuveen High Income Bond Fund

Nuveen Inflation Protected Securities Fund

Nuveen Short Term Bond Fund

Nuveen Strategic Income Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen, LLC. In this report, the various portfolio management teams for the Funds discuss key investment strategies and the Funds’ performance for the six-month reporting period ended December 31, 2017.

The management teams include:

Nuveen Core Bond Fund

Jeffrey J. Ebert, Wan-Chong Kung, CFA, Chris J. Neuharth and Jason J. O’Brien, CFA, have been part of the management team for the Fund since 2000, 2002, 2012 and 2016, respectively.

Nuveen Core Plus Bond Fund

Timothy A. Palmer, CFA, has managed the Fund since 2003. Wan-Chong Kung, CFA, Jeffrey J. Ebert and Chris J. Neuharth joined the Fund as portfolio managers in 2001, 2005 and 2006, respectively. Douglas M. Baker, CFA, joined the Fund as portfolio manager in 2016.

Nuveen High Income Bond Fund

John T. Fruit, CFA, has managed the Fund since 2005. Jeffrey T. Schmitz, CFA, has been part of the management team for the Fund since 2008.

Nuveen Inflation Protected Securities Fund

Wan-Chong Kung, CFA, has managed the Fund since its inception in 2004 and Chad W. Kemper joined the Fund as a portfolio manager in 2010.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

Nuveen Short Term Bond Fund

Chris J. Neuharth and Peter L. Agrimson, CFA, have been on the management team since 2004 and 2010, respectively. Jason J. O’Brien, CFA, and Mackenzie S. Meyer joined the Fund in 2016.

Nuveen Strategic Income Fund

Timothy A. Palmer, CFA, has managed the Fund since 2005. Jeffrey J. Ebert, Marie A. Newcome, CFA, and Douglas M. Baker, CFA, joined the Fund as co-portfolio managers in 2000, 2011 and 2016, respectively.

What strategies were used to manage the Funds during the six-month reporting period and how did these strategies influence performance?

All of the Funds continued to employ the same fundamental investment strategies and tactics used previously, although implementation of those strategies depended on the individual characteristics of the portfolios, as well as market conditions. The Funds’ management teams use a highly collaborative, research-driven approach that we believe offers the best opportunity to achieve consistent, superior long-term performance on a risk-adjusted basis across the full range of market environments. During the reporting period, the Funds were generally positioned for an environment of continued moderate economic growth. Nonetheless, during the reporting period we made smaller scaled shifts on an ongoing basis that were geared toward improving each Fund’s profile in response to changing conditions and valuations. These strategic moves are discussed in more detail within each Fund’s section of this report.

Nuveen Core Bond Fund

The Fund’s Class A Shares at net asset value (NAV) outperformed the Bloomberg Barclays Aggregate Bond Index and the Lipper Core Bond Funds Classification Average for the six-month reporting period. Despite episodes of geopolitical turmoil and policy uncertainty during the reporting period, risk appetites in the financial markets remained supported by economic activity and financial conditions. U.S. Treasury rates were broadly range-bound for most of the reporting period, before moving higher toward the end of the reporting period, responding to developments surrounding Federal Reserve (Fed) policy and U.S. tax reform. In moves well-communicated with the markets in advance, the Fed began its program of balance sheet reduction in the fall. It also raised interest rates by 0.25% at its mid-December meeting due to strength in the job market and economy, while signaling it expects continued increases in 2018. However, most other central banks remained accommodative throughout the reporting period, which along with very low inflation, helped suppress global bond yields. Congress also eventually passed a large tax bill in December 2017, providing substantial cuts to corporate taxes and a near-term fiscal stimulus, while eliminating a recent driver of uncertainty. The U.S. Treasury yield curve flattened dramatically with the 30-year Treasury yield closing slightly lower, while the two-year Treasury yield increased 50 basis points, reaching its highest level of this cycle. Catalysts for the curve flattening included stronger economic data, the Fed’s rate hike, continued benign inflation and a Treasury announcement regarding increased issuance of shorter maturity bonds.

Investment grade bonds enjoyed a fairly strong period as corporate earnings remained strong, overall credit fundamentals were constructive and technicals were supportive due to demand from overseas investors searching for higher yields. Corporates posted an uptick in gross leverage to a level marginally higher than pre-crisis in 2008-2009, although because of high cash levels, net leverage remained consistent with a late expansion. Credit spreads continued to contract and ended the reporting period at their tightest levels since 2007. Corporate bond issuance remained elevated with several industries taking advantage of tight spreads and low rates to fund merger and acquisition activity and share buybacks.

In the securitized sectors, range-bound rates and relatively low levels of volatility provided a solid backdrop for mortgage-backed securities (MBS). In October 2017, the Fed began its quantitative tightening by reducing its monthly reinvestments in MBS by $4 billion per month. However, the runoff was easily absorbed by banks, real estate investment trusts (REITs) and foreign buyers because overall MBS supply declined due to seasonal factors in the housing market. The asset-backed securities (ABS) sector recovered following the summer’s devastating hurricanes because losses were lighter than initially feared. Buyers quickly returned to the sector after low levels of volatility and the need for yield brought increased demand for ABS. The commercial mortgage-backed securities (CMBS) sector outperformed Treasuries, although heavier-than-normal issuance late in the reporting period caused the segment to lag corporates.

6	NUVEEN

Generally speaking, our sector positioning had a positive impact on the Fund’s relative returns versus the benchmarks. Our investment grade credit exposure was the main positive driver of returns during the reporting period, particularly the Fund’s significant overweight to BBB rated securities. Stronger economic data and the signing of the new tax plan was favorable for spread-related assets. However, security selection was a modest detractor because higher-beta securities generally outperformed in the “risk on” environment. Historically, we have focused the Fund’s exposure in lower-beta securities at the lower rated end (A and BBB) of the investment grade sector.

Also noted above, interest rates rose fairly significantly at the short end of the yield curve during the reporting period as economic data improved and the Fed moved ahead with another rate hike in December. We had positioned the Fund with a modestly shorter duration than the benchmark, which lessened its interest rate sensitivity, focused on the front of the yield curve. This shorter duration stance benefited the Fund’s performance. At the long end of the curve, rates moved lower for 30-year securities, the only segment where rates were down over the reporting period. Better economic data, tax reform, relatively subdued inflation data and increased investor demand for longer maturity Treasuries drove 30-year yields lower. We tactically traded securities along the yield curve for much of the reporting period; however, our positioning for a flatter curve proved only modestly beneficial to the Fund’s performance.

Our collective exposure to securitized asset classes also had a positive impact on the Fund’s results. In particular, the Fund’s overweight positions in the ABS and CMBS sectors benefited performance. In the ABS sector, we emphasized high quality, short maturity securities, which benefited from strong demand for yield at the short end of the yield curve. In the Fund’s CMBS exposure, we maintained a bias toward securities rated below AAA. The mortgage sector posted positive excess returns during this reporting period despite the Fed’s announcement regarding the start date for unwinding its balance sheet. Therefore, the Fund’s modest underweight to the MBS sector was a slight detractor from performance. Although the Fed eventually began to decrease its monthly reinvestments in MBS starting in October 2017, the MBS sector was able to outperform because this was already priced into the market and the additional supply was easily absorbed. The MBS market was also supported by the low volatility environment and modestly higher interest rates.

We continued to manage the Fund with essentially the same overarching investment themes during the reporting period with a strategic focus on generating above-market income and managing credit risk. We invested primarily in securities from the investment grade corporate and securitized sectors, with an emphasis on bottom-up security selection. Because the macroeconomic backdrop remained constructive for spread sectors, we maintained the Fund’s overweight position in the investment grade credit sector and more specifically an overweight in BBB rated credits versus the benchmark. Although corporate and consumer credit fundamentals are steady and benefit from the current economic environment, credit spread valuations have compressed close to their tightest levels in years. While we do not see a catalyst for a large near-term widening, these levels warrant a more balanced overall risk posture. We continue to find opportunities in individual credits and are focusing closely on bottom-up fundamental research for both return and risk management. From an industry standpoint, we continued to favor financials in light of strong fundamentals, supportive issuance trends and relative valuations.

High quality income from securitized sectors continued to play a role in the Fund’s positioning. In terms of the Fund’s specific exposures to the securitized sectors, we strategically maintained its modest underweight to MBS versus the benchmark because we believed the Fed’s balance sheet unwind would weigh on performance over the longer term. However, the mortgage sector does provide attractive, high quality income so we continued to look for opportunities to reinvest paydowns on weakness to stay fairly close to the benchmark weight. We believed the short end of the ABS market still offered value to investors versus positions in short maturity Treasuries. Therefore, we maintained the Fund’s overweight to that sector, while continuing to look for bottom-up opportunities in that space. We maintained a relatively steady allocation to the CMBS sector throughout the reporting period because valuations were not attractive enough for us to add exposure. However, we will continue to overweight this sector versus the benchmark because commercial real estate fundamentals are still trending in the right direction.

Given our outlook for moderate economic growth and a measured pace for the Fed’s interest rate and balance sheet normalization, we continued to believe interest rates were more likely to move higher. Therefore, we remained defensive by keeping the Fund’s duration strategically shorter than the benchmark’s duration. We tactically traded duration as we hit near-term rate targets and will continue to do so to manage the overall duration and yield curve exposure of the Fund.

NUVEEN	7

Portfolio Managers’ Comments (continued)

In addition, we continued to use various derivative instruments in the Fund during the reporting period. We used U.S. Treasury note and bond futures as part of an overall construction strategy to manage the Fund’s duration and yield curve exposure. The effect of these activities during the reporting period was positive.

Nuveen Core Plus Bond Fund

The Fund’s Class A Shares at net asset value (NAV) outperformed both the Bloomberg Barclays Aggregate Bond Index and the Lipper Core Plus Bond Funds Classification Average for the six-month reporting period. Despite episodes of geopolitical turmoil and policy uncertainty during the reporting period, risk appetites in the financial markets remained supported by economic activity and financial conditions. U.S. Treasury rates were broadly range-bound for most of the period, before moving higher into the end of the reporting period, responding to developments surrounding Federal Reserve (Fed) policy and U.S. tax reform. In moves well-communicated with the markets in advance, the Fed began its program of balance sheet reduction in the fall. It also raised interest rates by 0.25% at its mid-December meeting due to strength in the job market and economy, while signaling it expects continued increases in 2018. However, most other central banks remained accommodative throughout the reporting period as they’ve done all year, which along with very low inflation, helped suppress global bond yields. Congress also eventually passed a large tax bill in December 2017, providing substantial cuts to corporate taxes and a near-term fiscal stimulus, while eliminating a recent driver of uncertainty. The U.S. Treasury yield curve flattened dramatically with the 30-year Treasury yield closing slightly lower, while the two-year Treasury yield increased 50 basis points, reaching its highest level of the reporting period. Catalysts for the curve flattening included stronger economic data, the Fed’s rate hike, continued benign inflation and a Treasury announcement regarding increased issuance of shorter maturity bonds.

Investment grade bonds enjoyed a fairly strong period as corporate earnings remained strong, overall credit fundamentals were constructive and technicals were supportive due to demand from overseas investors searching for higher yields. Corporates posted an uptick in gross leverage to a level marginally higher than pre-crisis in 2008-2009, although because of high cash levels, net leverage remained consistent with a late expansion. Credit spreads continued to contract and ended the reporting period at their tightest levels since 2007. Corporate bond issuance remained elevated with several industries taking advantage of tight spreads and low rates to fund merger and acquisition activity and share buybacks. Globally, credit also performed well with European corporates keeping pace with U.S. credit and emerging market (EM) credit outperforming developed market (DM) credit.

High yield credit continued to benefit from the tailwinds of accelerating global growth and a reflationary macro backdrop, which drove double-digit earnings growth in 2017, along with low levels of market volatility. Funding and refinancing conditions also remained largely supportive of the segment throughout the reporting period, resulting in a high level of refinancing activity that helped to extend the current credit cycle. Therefore, high yield spreads versus Treasuries still managed to grind tighter, broaching the lows reached in mid-2014, despite continued rate hikes, the Fed’s balance sheet runoff announcement and the worst year for high yield mutual fund flows in the post-crisis period.

In the securitized sectors, range-bound rates and relatively low levels of volatility provided a solid backdrop for mortgage-backed securities (MBS). In October, the Fed began its quantitative tightening by reducing its monthly reinvestments in MBS by $4 billion per month. However, the runoff was easily absorbed by banks, real estate investment trusts (REITs) and foreign buyers because overall MBS supply declined due to seasonal factors in the housing market. The asset-backed securities (ABS) sector recovered following the summer’s devastating hurricanes because losses were lighter than initially feared. Buyers quickly returned to the sector after low levels of volatility and the need for yield brought increased demand for ABS. The commercial mortgage-backed securities (CMBS) sector outperformed Treasuries, although heavier-than-normal issuance late in the reporting period caused the segment to lag corporates.

EM debt capped a year of strong relative and absolute performance supported by the risk-on, low volatility market environment and continued robust investor inflows. Broad strength in both EM and DM economies and higher commodity prices outweighed potential concerns from continued policy normalization and balance sheet reduction from the Fed and other central banks. Although some geopolitical risks remained, they failed to drive any broadly negative impact on the markets. Latin America and Africa outperformed given these regions’ higher yields and significant spread tightening in higher risk countries during the reporting period. Local EM markets benefited from a constructive global backdrop, although several markets saw big moves based on country specific political factors, including South Africa, Mexico and Turkey. EM currencies generally benefited from the weaker dollar and low volatility.

8	NUVEEN

Global interest rates remained largely range bound during the reporting period and exhibited relatively low volatility, finishing the reporting period with modest returns. Robust economic data, combined with continued low inflation, supported risk while keeping a lid on interest rates. As widely expected, the European Central Bank extended its quantitative easing until late 2018. However, Canada increased interest rates twice, removing cuts from 2015 made in response to the oil collapse, while the Bank of England raised rates in November 2017 for the first time in a decade. With this backdrop, yield curves flattened significantly and developed markets generally outperformed the U.S. The dollar was pressured lower during the six-month reporting period by a combination of factors including relative interest rate policy, strong growth outside the U.S., capital flows and policy uncertainty, including trade relations.

The Fund’s performance benefited from its yield advantage versus the benchmark and broad overweight to credit sectors. We continued to maintain a large underweight in Treasuries, given our constructive economic view and the relatively unattractive duration and yield profile of that sector.

The largest driver of outperformance versus the benchmark during the reporting period was the Fund’s meaningful overweight to investment grade corporates. Additionally, the Fund’s overweight position in BBB rated credits proved rewarding because lower quality issues led in excess returns, driven by favorable economic conditions and strong demand for yield from investors. The portfolio’s overweight to preferred and contingent capital (CoCo) securities was also a substantial driver of outperformance. These securities performed well during the reporting period due to strong bank fundamentals, attractive valuations, limited supply, strong demand and low interest rate volatility.

A reduced weight in high yield, along with hedges in the sector, resulted in a small net impact on performance from the sector. Although our high yield portfolio outperformed Treasuries, it did not outperform other spread sectors, given our hedging. The Fund’s exposures to securitized sectors, including CMBS and ABS, had minimal influence on performance over this reporting period, but did contribute to portfolio income. Additionally, non-U.S. positions had very little impact, given the Fund’s small foreign exposure and our hedging of currency risk.

Our overall interest rate positioning had a marginally negative effect on performance. An overweight position on the yield curve to intermediate maturities detracted more than the gains from the Fund’s slightly defensive duration stance, which lessened its sensitivity to rising short-term rates.

Our strategy during the reporting period remained biased toward income generation through diversified holdings, while continuing to look for opportunities to reduce risk in areas where risk premiums had tightened meaningfully, reducing forward-looking attractiveness. Economic and corporate fundamentals remained firm and continued robust investor demand drove further spread tightening in corporates. In November 2017, we significantly reduced the Fund’s large overweight in investment grade corporates through sales and reductions in positions that had met or exceeded our valuation targets. Sales included industrials as well as financials, focusing on BBB rated credits. Within credit, we maintained the Fund’s significant overweight to financials, including positions in preferred securities and CoCos, given attractive valuations and strong fundamentals in the segment. Proceeds from corporate sales were largely reinvested in MBS, moving the Fund closer to a neutral weighting in the segment, while providing additional liquidity and increasing our flexibility to take advantage of market opportunities likely to arise in 2018. Other activity during the reporting period was focused on managing company specific exposures based on our research views, fundamental developments and valuation changes.

We increased the Fund’s weights in the CMBS and ABS segments as sources of attractive diversified, high quality income. We continued to implement our bottom-up focused approach to finding opportunities in the securitized asset classes, as well as in select foreign markets. However, with U.S. rates high relative to global peers and rising idiosyncratic risk in some markets, global bond positioning is at the low end of the Fund’s range. As mentioned, we also continued to maintain the Fund’s significant underweight in Treasuries.

Interest rate positioning was marginally defensive for most of the reporting period, but we made adjustments based on valuations and risk management. At the end of the reporting period, the Fund’s duration remained moderately shorter than the benchmark index, given our bias for higher yields in 2018. Although the potential for volatility continues, particularly associated with central bank

NUVEEN	9

Portfolio Managers’ Comments (continued)

balance sheet and policy transition, we expect the current rate cycle to be drawn out and the upside move in rates to be contained by macro factors. As a result, we do not believe that an aggressive positioning in interest rates is a beneficial strategy from a risk/reward perspective at this time.

During the reporting period, we also continued to use various derivative instruments. We used Treasury note and bond futures as part of an overall construction strategy to manage the Fund’s duration and yield curve exposure. These derivative positions had a positive impact on performance during the reporting period.

We used forward foreign currency exchange contracts to manage the Fund’s foreign currency exposure. For example, the Fund may reduce unwanted currency exposure from the Fund’s bond portfolio, or may take long forward positions in select currencies in an attempt to benefit from the potential price appreciation. These positions had a negligible impact on performance during the reporting period.

The Fund also entered into credit default swaps to take on credit risk and earn a commensurate credit spread. The effect of these activities on performance was negative during the reporting period.

The Fund also purchased a small amount of call options on futures during the period. The call options had a negligible impact on performance and these positions were terminated prior to the end of the reporting period.

Nuveen High Income Bond Fund

The Fund’s Class A Shares at net asset value (NAV) outperformed both the Bloomberg Barclays High Yield 2% Issuer Capped Index and the Lipper High Yield Funds Classification Average for the six-month reporting period. Despite episodes of geopolitical turmoil and policy uncertainty during the reporting period, risk appetites in the financial markets remained supported by economic activity and financial conditions. U.S. Treasury rates were broadly range-bound for most of the period, before moving higher into year-end, responding to developments surrounding Federal Reserve (Fed) policy and U.S. tax reform. In moves well-communicated with markets in advance, the Fed began its program of balance sheet reduction in the fall. It also raised interest rates by 0.25% at its mid-December meeting due to strength in the job market and economy, while signaling it expects continued increases in 2018. However, most other central banks remained accommodative throughout the reporting period, which along with very low inflation, helped suppress global bond yields. Congress also eventually passed a large tax bill in December 2017, providing substantial cuts to corporate taxes and a near-term fiscal stimulus, while eliminating a recent driver of uncertainty. The U.S. Treasury yield curve flattened dramatically with the 30-year Treasury yield closing slightly lower during the reporting period, while the two-year Treasury yield increased 50 basis points, reaching its highest level of this cycle. Catalysts for the curve flattening included stronger economic data, the Fed’s rate hike, continued benign inflation and a Treasury announcement regarding increased issuance of shorter maturity bonds.

Strong global growth and a supportive macro backdrop were both drivers of improved corporate fundamentals and, combined with collapsing market volatility, were strong tailwinds for high yield credit throughout the reporting period. The second half of the reporting period did not offer as much in the way of upside as the market experienced during the first half of the reporting period. The overall high yield market returned 2.46% during the reporting period as measured by the Bloomberg Barclays High Yield 2% Issuer Capped Bond Index, even as enthusiasm for the new U.S. tax reform bill was helping U.S. equities deliver outsized gains. The S&P 500® Index surpassed 2,600 for the first time ever in late November 2017 and flirted with 2,700 by the end of the reporting period, advancing 11.42% over the reporting period. Despite the favorable macro backdrop, the high yield market was kept in check by historically tight spreads versus Treasuries, outflows from the asset class and mixed effects from tax reform. In addition, the high yield sector has disproportionate exposure to some of the more fundamentally and secularly challenged industries such as retail, auto rentals, wirelines and hospitals, all of which experienced difficulties during the reporting period. And finally, the market was impacted by the specter of a notable and growing shift in central bank policy, which represents a reversal of the friendly monetary backdrop that has been extremely supportive for credit markets for years.

Following the year-to-date rally, high yield spreads ended the reporting period trading at multi-year lows; however, the risk of a downturn in the credit cycle also seemed diminished. For the first time in many years, the world economy enjoyed a synchronized recovery during the reporting period and corporate fundamentals followed suit. Inflation came in weaker than expectations and kept

10	NUVEEN

financial conditions easy and rates very well behaved. The global appetite for yield kept funds flowing into U.S. credit and even with spreads at rich valuations, the ultra-low volatility made yields on U.S. credit look attractive. The record pace of refinancing across both loans and bonds has had the effect of extending the current credit cycle. That has led to realized and projected default rates well below the 3.5% long-term average.

Lower rated securities continued to perform well during the reporting period, with CCC rated bonds outperforming both B and BB rated securities. Much of the strength in lower rated securities was due to the rebound in energy and commodity prices, which helped lead to outperformance in energy bonds and metals/mining bonds. Elsewhere from a sector standpoint, the weak spots within U.S. high yield as mentioned above were retail (including supermarkets), wireline communications and health care, most notably hospitals. Besides energy and basic materials, other strong performers were cyclical sectors such as transportation and industrials.

The U.S. tax reforms have introduced an element of uncertainty, by lowering the corporate tax rate but also limiting interest deductibility. While the exact impact is not known, we do know that the new limitations on interest deductibility will be a bigger issue for CCC rated/stressed issuers. However, we do believe the changes will likely be manageable for the leveraged finance space as a whole. For much of high yield companies, the benefit of a lower corporate rate and the ability to depreciate more capital expenditures outweigh the inability to fully deduct interest expense.

The Fund’s outperformance during the reporting period was mainly driven by the better environment for risk appetites that led to a significant improvement in market liquidity and the outperformance of lower quality credit. The Fund generally benefited from relative strength in a number of cyclical sectors as well as its broader down-in-quality positioning. More specifically, the Fund’s performance was aided by our overweights to cyclical areas of the market including basic materials, energy, transportation and select industrials. The increase in global economic activity led to a rebound in a variety of commodity prices, which helped the metals and mining and chemical sectors in particular to experience attractive gains. Although the Fund’s energy exposure was roughly in line with the benchmark weighting, we benefited from our security selection and slight bias to lower rated energy issues. Underweight positions in the telecommunications and health care sectors were also positive contributors. Additionally, the Fund’s allocation to European financial credits continued to be a positive source of performance. The credit quality of European Union banks has remained positive because of better asset quality and stronger regulatory ratios in the past year. Despite the overall strength in the cyclical areas, the Fund did have two underperforming coal credits and one underperforming energy credit that detracted from performance. The coal sector in particular continued to feel pressure from environmental regulation and low natural gas prices. In addition, weakness in an individual shipping credit detracted from performance.

We also maintained a down-in-quality bias in the Fund’s portfolio with a keen focus on bottom-up fundamental research, which worked well during the reporting period as CCC rated securities outperformed higher quality debt. For a variety of reasons, lower quality high yield issuers had underperformed for much of the first half of the reporting period, but perhaps mainly due to a pervasive view that the credit cycle was overextended and valuations were stretched. This, combined with the specter of tightening liquidity conditions, had led to an up-in-quality bias in the high yield market during the first half of the reporting period. These fears dissipated as the second half of the reporting period wore on, while the strength in higher beta energy also helped CCC rated bonds outperform the overall index and single B rated securities in particular. We believed lower quality debt would continue to perform well during an environment of strong credit conditions and potentially higher interest rates. Low volatility and a sideways-to-tighter move in spreads are consistent with an extension of the credit cycle. Long economic expansions are typically good news for credit because higher free cash flow from sustained economic growth improves company balance sheets and generally leads to credit rating upgrades.

We are maintaining the Fund’s underweight to the BB rated portion of the high yield market because we don’t see much in the way of upside, given valuations at the end of the reporting period and this segment’s greater sensitivity to higher rates. We still prefer to search for improving fundamental stories among single B and CCC rated issuers that have higher yields and the potential for capital gains, because we believe the improvement in credit fundamentals should favor lower rated segments of the market. We believe the ongoing global economic expansion should be constructive for the basic materials sectors of chemicals, paper, packaging and mining as well as energy, causing us to continue overweighting those sectors during the reporting period. The overall high yield market, including the energy sector, exhibited less sensitivity to the decline in oil prices earlier in the reporting period compared with 2016. We also added selectively to the retail sector because valuations looked compelling among select issuers.

NUVEEN	11

Portfolio Managers’ Comments (continued)

Although these sectors were generally stable fundamentally, we continued to underweight health care, cable/satellite communications and technology based on valuation considerations. However, we did find select opportunities in those sectors. We also continued to find value in European financial preferred securities and maintained a small allocation to that area of the market.

We maintained the Fund’s average duration (interest rate sensitivity) of around 3.7 years at the end of the reporting period, which was in line with the benchmark’s duration. The high yield asset class has an inherently low duration compared to other fixed income asset classes, while its incremental yield helps mitigate price movements in a rising rate environment. Therefore, we continue to believe this segment offers more of a hedge against interest rate moves compared to other fixed income alternatives.

During the reporting period, we also continued to use various derivative instruments. We used U.S. Treasury note and bond futures as part of an overall portfolio construction strategy to manage the Fund’s duration and yield curve exposure. The effect of these activities during the reporting period was negligible.

We used foreign currency exchange contracts to manage the Fund’s foreign currency exposures. During the reporting period, these instruments were used primarily for hedging purposes to reduce unwanted currency exposure from the Fund’s bond portfolio. These positions had a negligible impact on performance during the reporting period.

Nuveen Inflation Protected Securities Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed the Bloomberg Barclays U.S. TIPS Index and outperformed the Lipper Inflation-Protected Bond Funds Classification Average for the six-month reporting period. Despite episodes of geopolitical turmoil and policy uncertainty during the reporting period, risk appetites in the financial markets remained supported by economic activity and financial conditions. U.S. Treasury rates were broadly range-bound for most of the reporting period, before moving higher into year-end, responding to developments surrounding Federal Reserve (Fed) policy and U.S. tax reform. In moves well-communicated with markets in advance, the Fed began its program of balance sheet reduction in the fall. It also raised interest rates by 0.25% at its mid-December meeting due to strength in the job market and economy, while signaling it expects continued increases in 2018. However, most other central banks remained accommodative throughout the reporting period. This stance, which along with very low inflation, helped suppress global bond yields. Congress also eventually passed a large tax bill in December 2017, providing substantial cuts to corporate taxes and a near-term fiscal stimulus, while eliminating a recent driver of uncertainty. The U.S. Treasury yield curve flattened dramatically with the 30-year Treasury yield closing slightly lower on the reporting period, while the two-year Treasury yield increased 50 basis points, reaching its highest level of this cycle. Catalysts for the curve flattening included stronger economic data, the Fed’s rate hike, continued benign inflation and a Treasury announcement regarding increased issuance of shorter maturity bonds.

Inflation readings arrested their softening from earlier in the reporting period, but still remained fairly benign. Treasury inflation-protected securities (TIPS) performed well during the reporting period supported by stronger energy prices, renewed hopes of tax reform and its eventual passage, higher real yields from early in the reporting period and attractive breakeven rates. (Breakeven rates measure the difference between the yields of nominal Treasuries versus TIPS with the same maturity.) The TIPS market also continued to see positive inflows into the segment, although the inflows slowed as the period progressed. The TIPS yield curve flattened during the reporting period with real yields for five-year TIPS slightly higher, ending the year at 0.29% after hitting their highest point of the year at 0.40% on December 20th. Yields across the rest of the TIPS curve fell during the reporting period with 10-year TIPS down 14 basis points to 0.43%, and 30-year TIPS yields down 27 basis points to end the reporting period at 0.72%. Breakeven rates moved wider (or improved) across the TIPS yield curve, and ended the reporting period at their widest level since first quarter 2017 in the five- and 10-year segments. The TIPS sector outperformed versus nominal Treasury securities with the Bloomberg Barclays TIPS Index posting a 2.14% return.

Investment grade bonds enjoyed a fairly strong period as corporate earnings remained strong, overall credit fundamentals were constructive and technicals were supportive due to demand from overseas investors searching for higher yields. Corporates posted an uptick in gross leverage to a level marginally higher than pre-crisis in 2008-2009, although because of high cash levels, net leverage remained consistent with a late expansion. Credit spreads continued to contract and ended the reporting period at their tightest levels since 2007. Corporate bond issuance remained elevated with several industries taking advantage of tight spreads and low rates to fund merger and acquisition activity and share buybacks. High yield credit continued to benefit from the tailwinds of

12	NUVEEN

accelerating global growth and a reflationary macro backdrop, which drove double-digit earnings growth in 2017, along with low levels of market volatility. Funding and refinancing conditions also remained largely supportive of the segment throughout the reporting period, resulting in a high level of refinancing activity that helped to extend the current credit cycle. Therefore, high yield spreads versus Treasuries still managed to grind tighter, broaching the lows reached in mid-2014, despite continued rate hikes, the Fed’s balance sheet runoff announcement and the worst year for high yield mutual fund flows in the post-crisis period.

In the securitized sectors, range-bound rates and relatively low levels of volatility provided a solid backdrop for mortgage-backed securities (MBS). In October 2017, the Fed began its quantitative tightening by reducing its monthly reinvestments in MBS by $4 billion per month. However, the runoff was easily absorbed by banks, real; estate investment trusts (REITs) and foreign buyers because overall MBS supply declined due to seasonal factors in the housing market. The asset-backed securities (ABS) sector recovered following the summer’s devastating hurricanes because losses were lighter than initially feared. Buyers quickly returned to the sector after low levels of volatility and the need for yield brought increased demand for ABS. The commercial mortgage-backed securities (CMBS) sector outperformed Treasuries, although heavier-than-normal issuance late in the reporting period caused the segment to lag corporates.

In terms of performance, the Fund’s modest exposures to non-government spread sectors, including ABS, CMBS, high yield credit and investment grade credit, were beneficial. These sectors produced excess returns over Treasuries during the reporting period. We also benefited from further reducing the Fund’s short duration profile and maintaining that positioning through the end of the reporting period. This shorter duration stance lessened the Fund’s interest rate sensitivity, which proved beneficial in light of rising short-term rates throughout the reporting period. The Fund ended the reporting period with a duration of 7.12 years, which was shorter than the 7.63 year duration of the Bloomberg Barclays TIPS Index. In terms of yield curve positioning, we did not make any major shifts during the reporting period. Therefore, yield curve was not a major performance driver. On the other hand, the Fund’s underweight position in TIPS hindered performance because this segment outperformed nominal Treasury securities, especially late in the reporting period as the tax deal was being finalized. Although we slightly increased the Fund’s TIPS exposure from approximately 85% of the Fund’s assets to about 86% of the portfolio by year-end 2017, our position still represented a significant underweight versus the index’s 100% TIPS exposure.

Later in the reporting period, we slightly decreased the Fund’s nominal Treasury exposure. We also slightly decreased exposure to both the high yield and investment grade corporate sectors. Although corporate and consumer credit fundamentals are steady and benefit from the current economic environment, credit spread valuations have compressed close to their tightest levels in years. While we do not see a catalyst for a large near-term widening, these levels warrant a more balanced overall risk posture. The Fund’s high yield and investment grade corporate exposures are focused in the industrial segment. With the proceeds, we slightly increased the Fund’s allocations across the MBS, CMBS and ABS sectors because we believe the macroeconomic backdrop remains constructive for these spread sectors. The Fund continued to have a fairly significant underweight to the TIPS segment relative to the benchmark. We also continued to position the portfolio’s duration shorter than the benchmark at the end of the reporting period in anticipation of rising interest rates. Although the potential for volatility continues, we expect the current rate cycle to be drawn out and the upside move in rates to be contained by macro factors.

We also used U.S. Treasury note and bond futures as part of an overall portfolio construction strategy to manage the Fund’s duration and yield curve exposure. These derivative positions had a negligible impact on performance during the reporting period.

Nuveen Short Term Bond Fund

The Fund’s Class A Shares at net asset value (NAV) outperformed the Bloomberg Barclays 1-3 Year Government/Credit Bond Index and underperformed the Lipper Short Investment Grade Debt Funds Classification Average for the six-month reporting period. Despite episodes of geopolitical turmoil and policy uncertainty during the reporting period, risk appetites in the financial markets remained supported by economic activity and financial conditions. In moves well-communicated with markets in advance, the Federal Reserve (Fed) began its program of balance sheet reduction in the fall. It also raised interest rates by 0.25% at its mid-December meeting due to strength in the job market and economy, while signaling it expects continued increases in 2018. However, most other central banks remained accommodative throughout the reporting period as they’ve done all year, which along with very low inflation, helped suppress global bond yields. Congress also eventually passed a large tax bill in December 2017, providing substantial cuts to corporate taxes and a near-term fiscal stimulus, while eliminating a recent driver of uncertainty.

NUVEEN	13

Portfolio Managers’ Comments (continued)

The U.S. Treasury yield curve flattened dramatically during the reporting period. At the long end of the yield curve, rates moved slightly lower for 30-year securities, the only segment where rates were down. At the short end, the two-year Treasury yield reached its highest level of this reporting period, increasing by 50 basis points over the six-month reporting period as a whole. Five-year Treasury rates were 28 basis points higher. Catalysts for the curve flattening included stronger economic data, the Fed’s December rate hike, continued benign inflation and a Treasury announcement regarding increased issuance of shorter maturity bonds. The return of the Fund’s shorter duration benchmark, the Bloomberg Barclays 1-3 Year Government/Credit Index, was 0.13%.

In the corporate market, investment grade bonds enjoyed a fairly strong period as corporate earnings remained strong, overall credit fundamentals were constructive and technicals were supportive due to robust demand from overseas investors searching for higher yields. Corporates posted an uptick in gross leverage to a level marginally higher than pre-crisis in 2008-2009, although because of high cash levels, net leverage remained consistent with a late expansion. Credit spreads continued to contract and ended the reporting period at their tightest levels since 2007. Corporate bond issuance remained elevated with several industries taking advantage of tight spreads and low rates to fund merger and acquisition activity and share buybacks.

In the securitized sectors, both the commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) segments outperformed in the first two months of the six-month reporting period, but took a step back in September 2017 on the heels of the hurricanes, North Korea tensions and the Toys-R-Us bankruptcy filing. Later in the reporting period, however, the ABS sector recovered as buyers quickly returned to the sector after low levels of volatility and the need for yield brought increased demand for these securities. The CMBS sector outperformed Treasuries because investors continued to view the sector as a relatively safe source of yield, taking comfort in improved underwriting in the segment. Short maturity, residential mortgage-backed securities (MBS) performed well supported by relatively low levels of volatility, continued strong fundamentals in the housing market and strong investor demand.

Generally speaking, the most significant driver of the Fund’s outperformance relative to the benchmark was its broad overweight to the corporate and securitized sectors and corresponding underweight to Treasuries. Our overweight positions in industrials and financials contributed most of the outperformance in investment grade corporate bonds. Also, the Fund’s modest exposure to short-duration, high yield credit contributed to relative performance due primarily to the higher income levels of these securities. The Fund’s high yield exposure is focused on bonds rated BB and single B with two- to four-year maturities.

The Fund’s overall exposure to securitized sectors was a positive contributor because these segments saw spreads move mostly tighter during the reporting period. Typically between 40-45% of the Fund’s portfolio is allocated to securitized products, broadly diversified across the residential MBS, CMBS and ABS sectors. Rising short-term interest rates and a flatter yield curve contributed to demand for short maturity ABS, benefiting that sector. Spreads versus Treasuries remained tight in the ABS segment in the face of the heavy new issue supply. Net supply of CMBS shifted positive after the majority of bonds issued before the financial crisis reached their maturity dates; however, CMBS spreads stayed fairly stable because investor demand for yield remained strong.

In aggregate, the Fund also benefited modestly from our interest rate strategy. Throughout the reporting period, we positioned the Fund defensively to limit its sensitivity to rising rates with a duration between 0.10 and 0.40 years shorter than the benchmark. The short end of the Treasury yield curve repriced meaningfully higher over the reporting period; therefore, the Fund’s short duration stance relative to its benchmark had a positive impact on performance. On the other hand, our yield curve positioning did not have a noticeable effect on performance.

Throughout the reporting period, we continued to focus our efforts on generating income by maintaining the Fund’s overweight to the non-government sectors of the bond market. However, we did reduce the Fund’s overweight to credit, trimming approximately 5-6% from investment grade and high yield corporates combined, based on the continued strength in the two sectors. Strong global demand and modest supply helped the credit sector reach spreads not seen since before the financial crisis. In the investment grade segment, the robust technical backdrop of inflows coupled with stable corporate balance sheets allowed us to capture some of the year-to-date performance, while still maintaining a healthy overweight to credit. Additionally, we wanted to prepare for a large and active supply calendar during the first few months of 2018, while remaining cognizant of the risk that spreads are more likely to widen than to continue to grind tighter. Given the Fed’s expected tightening path, we favor financials as well as higher quality securities over lower rated securities. We ended the reporting period with approximately 38% of the portfolio allocated to investment grade credit and 3% to high yield credit.

14	NUVEEN

We slightly increased the Fund’s weightings in the securitized sectors to 45% during the reporting period, incrementally increasing exposure to high quality ABS and agency CMBS. Both sectors provided opportunities for us to upgrade portfolio quality, while still offering incremental yield. In the CMBS market, we expect fundamentals to slow on the margin in 2018. With properties at lofty valuations, we will target segments that are fundamentally sound, while offering an attractive risk/return profile. The non-agency MBS sector provides attractive, short duration yields, while residential housing continues to provide a positive fundamental backdrop for the segment.

Short-term interest rates moved meaningfully higher during the reporting period after the Fed hiked for the third time in 2017. Given the positive momentum in economic growth throughout the reporting period, we believed it was prudent to maintain the Fund’s defensive duration strategy. However, given the magnitude of the increase in short-term rates, we covered a portion of the Fund’s short duration position relative to the benchmark. We targeted a portfolio duration that was around 1.5 to 1.8 years during the reporting period.

In addition, we used U.S. Treasury note futures as part of an overall portfolio construction strategy to manage the Fund’s duration and yield curve exposure. These derivative positions had a negative impact on performance during the reporting period.

Nuveen Strategic Income Fund

The Fund’s Class A Shares at net asset value (NAV) outperformed the Bloomberg Barclays Aggregate Bond Index, but underperformed the Lipper Multi-Sector Income Funds Classification Average for the six-month reporting period. Despite episodes of geopolitical turmoil and policy uncertainty during the reporting period, risk appetites in the financial markets remained supported by economic activity and financial conditions. U.S. Treasury rates were broadly range-bound for most of the reporting period, before moving higher into year-end, responding to developments surrounding Fed policy and U.S. tax reform. In moves well-communicated with markets in advance, the Federal Reserve (Fed) began its program of balance sheet reduction in the fall. It also raised interest rates by 0.25% at its mid-December meeting due to strength in the job market and economy, while signaling it expects continued increases in 2018. However, most other central banks remained accommodative throughout the reporting period as they’ve done all year, which along with very low inflation, helped suppress global bond yields. Congress also eventually passed a large tax bill in December 2017, providing substantial cuts to corporate taxes and a near-term fiscal stimulus, while eliminating a recent driver of uncertainty. The U.S. Treasury yield curve flattened dramatically with the 30-year Treasury yield closing slightly lower during the reporting period, while the two-year Treasury yield increased 50 basis points, reaching its highest level of the reporting period. Catalysts for the curve flattening included stronger economic data, the Fed’s rate hike, continued benign inflation and a Treasury announcement regarding increased issuance of shorter maturity bonds.

Investment grade bonds enjoyed a fairly strong period as corporate earnings remained strong, overall credit fundamentals were constructive and technicals were supportive due to demand from overseas investors searching for higher yields. Corporates posted an uptick in gross leverage to a level marginally higher than pre-crisis in 2008-2009, although because of high cash levels, net leverage remained consistent with a late expansion. Credit spreads continued to contract and ended the reporting period at their tightest levels since 2007. Corporate bond issuance remained elevated with several industries taking advantage of tight spreads and low rates to fund merger and acquisition activity and share buybacks. Globally, credit also performed well with European corporates keeping pace with U.S. credit and emerging market (EM) credit outperforming developed market (DM) credit.

High yield credit continued to benefit from the tailwinds of accelerating global growth and a reflationary macro backdrop, which drove double-digit earnings growth in 2017, along with low levels of market volatility. Funding and refinancing conditions also remained largely supportive of the segment throughout the reporting period, resulting in a high level of refinancing activity that helped to extend the current credit cycle. Therefore, high yield spreads versus Treasuries still managed to grind tighter, broaching the lows reached in mid-2014, despite continued rate hikes, the Fed’s balance sheet runoff announcement and the worst year for high yield mutual fund flows in the post-crisis period.

In the securitized sectors, range-bound rates and relatively low levels of volatility provided a solid backdrop for mortgage-backed securities (MBS). In October, the Fed began its quantitative tightening by reducing its monthly reinvestments in MBS by $4 billion per month. However, the runoff was easily absorbed by banks, real estate investments trusts (REITs) and foreign buyers because overall MBS supply declined due to seasonal factors in the housing market. The asset-backed securities (ABS) sector recovered

NUVEEN	15

Portfolio Managers’ Comments (continued)

following the summer’s devastating hurricanes because losses were lighter than initially feared. Buyers quickly returned to the sector after low levels of volatility and the need for yield brought increased demand for ABS. The commercial mortgage-backed securities (CMBS) sector outperformed Treasuries, although heavier-than-normal issuance late in the reporting period caused the segment to lag corporates.

EM debt capped a year of strong relative and absolute performance supported by the risk-on, low volatility market environment and continued robust investor inflows. Broad strength in both EM and DM economies and higher commodity prices outweighed potential concerns from continued policy normalization and balance sheet reduction from the Fed and other central banks. Although some geopolitical risks remained, they failed to drive any broadly negative impact on the markets. Latin America and Africa outperformed given these regions’ higher yields and significant spread tightening in higher risk countries during the reporting period. Local EM markets benefited from a constructive global backdrop, although several markets saw big moves based on country-specific political factors, including South Africa, Mexico and Turkey. EM currencies generally benefited from the weaker dollar and low volatility.

Global interest rates remained largely range bound during the reporting period and exhibited relatively low volatility, finishing the reporting period with modest returns. Robust economic data, combined with continued low inflation, supported risk while keeping a lid on interest rates. As widely expected, the European Central Bank extended its quantitative easing until late 2018. However, Canada increased interest rates twice, removing cuts from 2015 made in response to the oil collapse, while the Bank of England raised rates in November 2017 for the first time in a decade. With this backdrop, yield curves flattened significantly and developed markets generally outperformed the U.S. The dollar was pressured lower during the six-month reporting period by a combination of factors including relative interest rate policy, strong growth outside the U.S., capital flows and policy uncertainty, including trade relations.

The Fund’s performance benefited from its yield advantage versus the benchmark and broad overweight to non-government sectors. We continued to maintain a large underweight in Treasuries, given our constructive economic view and the relatively unattractive duration and yield profile of that sector.

The largest driver of outperformance versus the benchmark during the reporting period was the Fund’s positioning in investment grade corporates, both through an overweight and from issue selection. In particular, the Fund’s overweight to BBB rated credits proved rewarding because lower quality issues led in excess returns, driven by favorable economic conditions and strong demand for yield from investors. The portfolio’s overweight to preferred and contingent capital (CoCo) securities was also a substantial driver of outperformance. These securities performed well during the reporting period due to strong bank fundamentals, attractive valuations, limited supply, strong demand and low interest rate volatility.

A reduced weight in high yield, along with hedges in the sector, resulted in a small net impact on performance from the sector. Although our high yield portfolio outperformed Treasuries, it did not outperform other spread sectors, given our hedging. Additionally, the Fund’s exposures to securitized sectors, including CMBS and ABS, had minimal impact on performance during this reporting period, but did contribute to portfolio income.

Foreign bond exposure benefited returns because selected markets performed well, even though our positioning in the Fund was relatively light in this area. Currency positioning had virtually no impact on performance because of our currency hedging activities.

Our overall interest rate positioning had a marginally negative impact on performance. An overweight position on the yield curve to intermediate maturities detracted more than the gains from the Fund’s slightly defensive duration stance, which lessened its sensitivity to rising short-term rates.

Our strategy during the reporting period remained biased toward income generation through diversified holdings, while continuing to look for opportunities to reduce risk in areas where risk premiums had tightened meaningfully, reducing forward-looking attractiveness. Economic and corporate fundamentals remained firm and continued robust investor demand drove further spread tightening in corporates. In November 2017, we reduced the Fund’s weight in investment grade corporates through sales and reductions in positions that had met or exceeded our valuation targets. Much of our activity during the reporting period was focused on managing company specific exposures based on our research views, fundamental developments and valuation changes. Within credit, we maintained the Fund’s significant overweight to financials, including positions in preferred securities and CoCos, given

16	NUVEEN

attractive valuations and strong fundamentals in the segment. Proceeds from corporate sales were largely reinvested in MBS, reducing the Fund’s large underweight in the segment, while providing additional liquidity and increasing our flexibility to take advantage of market opportunities likely to arise in 2018.

We increased the Fund’s weights in the CMBS and ABS segments as sources of attractive diversified, high quality income. We continued to implement our bottom-up focused approach to finding opportunities in the securitized asset classes, as well as in select foreign markets. However, with U.S. rates high relative to global peers and rising idiosyncratic risk in some markets, global bond positioning is at the low end of the Fund’s range. As mentioned, we also continued to maintain the Fund’s significant underweight in Treasuries.

Interest rate positioning was marginally defensive for most of the reporting period, but we made adjustments based on valuations and risk management. At the end of the reporting period, the Fund’s duration remained moderately shorter than the benchmark index, given our bias for higher yields in 2018. Although the potential for volatility continues, particularly associated with central bank balance sheet and policy transition, we expect the current rate cycle to be drawn out and the upside move in rates to be contained by macro factors. As a result, we do not believe that an aggressive positioning in interest rates is a beneficial strategy from a risk/reward perspective at this time.

During the reporting period, we also continued to use various derivative instruments. We used foreign currency exchange forward contracts to manage the Fund’s foreign currency exposure. For example, the Fund may reduce unwanted currency exposure from the Fund’s portfolio, or may take long forward positions in select currencies in an attempt to benefit from the potential price appreciation. These positions had a negligible impact on performance during the reporting period.

We used U.S. Treasury futures and Eurodollar futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure and selected foreign bond futures to actively manage exposure to those markets. These positions had a positive impact on performance during the reporting period.

In addition, we entered into credit default swaps as a way to assume and take on credit risk and earn credit spread. The effect of these activities on performance was negative during the reporting period.

The Fund also purchased a small amount of call options on futures during the period. The call options had a negligible impact on performance and these positions were terminated prior to the end of the reporting period.

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Risk Considerations

and Dividend Information

Risk Considerations

Nuveen Core Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, dollar roll transaction risk, and income risk. As interest rates rise, bond prices fall. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity, and differing legal and accounting standards. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments.

Nuveen Core Plus Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, dollar roll transaction risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments.

Nuveen High Income Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, income risk, and other investment company risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards.

Nuveen Inflation Protected Securities Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, income risk, and index methodology risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The guarantee provided by the U.S. government to treasury inflation protected securities (TIPS) relates only to the prompt payment of principal and interest and does not remove the market risks of investing in the Fund shares. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk, and adverse economic developments. The Fund’s investment in inflation protected securities has tax consequences that may result in income distributions to shareholders.

Nuveen Short Term Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments.

18	NUVEEN

Nuveen Strategic Income Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, dollar roll transaction risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The Fund gains additional exposure to currency rates, and therefore to the risk of currency fluctuation, through investment in foreign currency contracts. The risks of foreign investments are magnified in emerging markets. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments.

Dividend Information

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of December 31, 2017, Nuveen High Income Bond Fund and Nuveen Inflation Protected Securities Fund had positive UNII balances while the other Funds in this report had zero UNII balances, based upon our best estimate, for tax purposes. Nuveen High Income Bond Fund and Nuveen Inflation Protected Securities Fund had positive UNII balances, while the other Funds in this report had negative UNII balances for financial reporting purposes.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of a Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

Special Dividend Information for Nuveen Core Plus Bond Fund and Nuveen Strategic Income Fund

Like the other Funds in this report, Nuveen Core Plus Bond Fund and Nuveen Strategic Income Fund seek to pay regular monthly distributions at a level rate that reflects past and projected net income of the Funds. Because these two Funds invest substantially in non-U.S. debt and fixed-income securities, in certain periods they can experience foreign currency exchange losses on those non-U.S. holdings. These Funds account for any such foreign currency losses (or gains) as capital items for financial reporting purposes, which do not impact the Funds’ net income and therefore are not taken into account in setting and paying monthly income dividends. However, under applicable tax rules, foreign currency exchange gains or losses are treated as income items. Consequently, if a Fund experiences a foreign currency exchange loss in a given fiscal period, that loss would offset and reduce net income. If such a circumstance were to occur for an entire calendar year the aggregate amount of the Fund’s distributions could exceed the amount of its net income for tax purposes, resulting in any over-distribution being reported on the Fund’s Form 1099 as a return of capital. For the 6-month fiscal period ended December 31, 2017, both of these Funds experienced significant amounts of realized foreign exchange losses, and if such losses are not offset with foreign exchange gains during the remaining six months of a Funds’ fiscal year, a portion of the Fund’s dividends will be characterized as a return of capital for tax purposes at fiscal year-end.

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Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance current to the most recent month-end visit nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

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Fund Performance and Expense Ratios (continued)

Nuveen Core Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of December 31, 2017

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	1.28%	3.64%	1.55%	3.55%
Class A Shares at maximum Offering Price	(1.74)%	0.51%	0.93%	3.24%
Bloomberg Barclays U.S. Aggregate Bond Index	1.24%	3.54%	2.10%	4.01%
Lipper Core Bond Classification Average	1.13%	3.56%	1.95%	3.83%

Class I Shares	1.41%	3.91%	1.78%	3.76%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class C Shares	0.91%	2.88%	0.78%	1.77%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class R6 Shares	1.40%	4.01%	1.36%

Since inception return for Class C Shares is from 1/18/11. Since inception return for Class R6 Shares is from 1/20/15. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1%, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I
Gross Expense Ratios	0.93%	1.68%	0.61%	0.68%
Net Expense Ratios	0.78%	1.53%	0.46%	0.53%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2019 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.53% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.

22	NUVEEN

Fund Performance and Expense Ratios (continued)

Nuveen Core Plus Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of December 31, 2017

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	1.53%	4.81%	2.57%	4.38%
Class A Shares at maximum Offering Price	(2.79)%	0.38%	1.68%	3.93%
Bloomberg Barclays U.S. Aggregate Bond Index	1.24%	3.54%	2.10%	4.01%
Lipper Core Bond Plus Classification Average	1.34%	4.39%	2.46%	4.57%

Class C Shares	1.15%	4.04%	1.78%	3.59%
Class R3 Shares	1.41%	4.56%	2.33%	4.15%
Class I Shares	1.73%	5.17%	2.83%	4.64%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class R6 Shares	1.64%	5.06%	2.71%

Since inception return for Class R6 Shares is from 1/20/15. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.25% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1%, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	0.89%	1.64%	1.14%	0.57%	0.64%
Net Expense Ratios	0.77%	1.52%	1.02%	0.45%	0.52%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2019 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.52% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.

NUVEEN	23

Fund Performance and Expense Ratios (continued)

Nuveen High Income Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of December 31, 2017

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	3.20%	7.30%	4.43%	6.61%
Class A Shares at maximum Offering Price	(1.72)%	2.16%	3.42%	6.09%
Bloomberg Barclays High Yield 2% Issuer Capped Index	2.46%	7.50%	5.78%	8.09%
Lipper High Current Yield Funds Classification Average	2.33%	6.58%	4.63%	6.43%

Class C Shares	2.81%	6.50%	3.65%	5.86%
Class R3 Shares	3.18%	7.01%	4.17%	6.37%
Class I Shares	3.44%	7.52%	4.71%	6.91%

	Cumulative
	6-Month	Since Inception
Class T Shares*	3.32%	2.73%
Class T Shares at maximum Offering Price*	0.74%	0.19%

Since inception return for Class T Shares is from 5/31/17. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1%, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Class T Shares have a maximum 2.50% sales charge (Offering Price).

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I	Class T*
Expense Ratios	1.07%	1.82%	1.32%	0.82%	1.07%

*	Class T Shares are not available for public offering.

24	NUVEEN

Fund Performance and Expense Ratios (continued)

Nuveen Inflation Protected Securities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of December 31, 2017

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	1.94%	2.84%	(0.31)%	3.19%
Class A Shares at maximum Offering Price	(2.40)%	(1.57)%	(1.17)%	2.75%
Bloomberg Barclays U.S. TIPS Index	2.14%	3.01%	0.13%	3.53%
Lipper Inflation-Protected Bond Funds Classification Average	1.78%	2.47%	(0.27)%	2.65%

Class C Shares	1.50%	2.07%	(0.98)%	2.48%
Class R3 Shares	1.73%	2.52%	(0.57)%	2.86%
Class I Shares	1.97%	3.08%	0.01%	3.49%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class R6 Shares	2.14%	3.34%	1.20%

Since inception return for Class R6 Shares is from 1/20/15. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.25% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1%, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	0.96%	1.71%	1.21%	0.48%	0.71%
Net Expense Ratios	0.78%	1.53%	1.03%	0.30%	0.53%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2019 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.56% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.

NUVEEN	25

Fund Performance and Expense Ratios (continued)

Nuveen Short Term Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of December 31, 2017

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	0.28%	1.29%	1.16%	2.19%
Class A Shares at maximum Offering Price	(2.00)%	(1.03)%	0.70%	1.96%
Bloomberg Barclays 1-3 Year Government/Credit Bond Index	0.13%	0.84%	0.84%	1.85%
Lipper Short Investment Grade Debt Funds Classification Average	0.49%	1.68%	1.04%	2.04%

Class I Shares	0.41%	1.53%	1.42%	2.41%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class C Shares	(0.01)%	0.59%	0.43%	1.05%
Class R3 Shares	0.23%	1.08%	0.89%	1.50%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class R6 Shares	0.51%	1.63%	1.49%

Since inception return for Class C, Class R3 and Class R6 Shares are from 10/28/09, 9/22/11 and 1/20/15, respectively. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 2.25% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1%, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	0.77%	1.52%	1.02%	0.48%	0.52%
Net Expense Ratios	0.72%	1.47%	0.97%	0.42%	0.47%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2019 so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.47% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.

26	NUVEEN

Fund Performance and Expense Ratios (continued)

Nuveen Strategic Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of December 31, 2017

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	1.79%	5.16%	3.30%	5.77%
Class A Shares at maximum Offering Price	(2.51)%	0.69%	2.41%	5.31%
Bloomberg Barclays U.S. Aggregate Bond Index	1.24%	3.54%	2.10%	4.01%
Lipper Multi-Sector Income Funds Classification Average	2.25%	6.09%	3.32%	5.16%

Class C Shares	1.40%	4.36%	2.53%	4.96%
Class R3 Shares	1.67%	4.91%	3.06%	5.46%
Class I Shares	1.90%	5.50%	3.56%	6.01%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class R6 Shares	1.90%	5.49%	3.35%

	Cumulative
	6-Month	Since Inception
Class T Shares*	1.79%	2.02%
Class T Shares at maximum Offering Price*	(0.73)%	(0.49)%

Since inception return for Class R6 Shares is from 1/20/15. Since inception return for Class T shares is from 5/31/17. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.25% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1%, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Class T Shares have a maximum 2.50% sales change (Offering Price).

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I	Class T*
Gross Expense Ratios	0.93%	1.68%	1.18%	0.60%	0.68%	0.93%
Net Expense Ratios	0.83%	1.58%	1.08%	0.51%	0.58%	0.83%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2019, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.59% of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 shares will be less than the expense limitation. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.

*	Class T Shares are not available for public offering.

NUVEEN	27

Yields as of December 31, 2017

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. Refer to the Notes to Financial Statements, Note 7 – Management Fees and Other Transactions with Affiliates for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen Core Bond Fund

	Share Class
	Class A1	Class C	Class R6	Class I
Dividend Yield	2.20%	1.60%	2.58%	2.59%
SEC 30-Day Yield-Subsidized	2.25%	1.63%	2.65%	2.64%
SEC 30-Day Yield-Unsubsidized	2.14%	1.46%	2.52%	2.45%

Nuveen Core Plus Bond Fund

	Share Class
	Class A1	Class C	Class R3	Class R6	Class I
Dividend Yield	2.89%	2.41%	2.92%	3.38%	3.38%
SEC 30-Day Yield-Subsidized	2.37%	1.83%	2.33%	2.87%	2.83%
SEC 30-Day Yield-Unsubsidized	2.36%	1.72%	2.21%	2.78%	2.72%

Nuveen High Income Bond Fund

	Share Class
	Class A1	Class C	Class R3	Class I	Class T1
Dividend Yield	6.22%	6.10%	6.57%	7.07%	6.67%
SEC 30-Day Yield-Subsidized	6.90%	6.86%	7.36%	7.86%	7.22%
SEC 30-Day Yield-Unsubsidized	6.90%	6.83%	7.33%	7.82%	7.22%

Nuveen Inflation Protected Securities Fund

	Share Class
	Class A1	Class C	Class R3	Class R6	Class I
Dividend Yield	0.99%	0.33%	0.82%	1.33%	1.34%
SEC 30-Day Yield-Subsidized	(0.51)%	(1.29)%	(0.80)%	(0.08)%	(0.31)%
SEC 30-Day Yield-Unsubsidized	(0.72)%	(1.49)%	(1.00)%	(0.25)%	(0.50)%

28	NUVEEN

Nuveen Short Term Bond Fund

	Share Class
	Class A1	Class C	Class R3	Class R6	Class I
Dividend Yield	1.52%	0.79%	1.28%	1.83%	1.83%
SEC 30-Day Yield-Subsidized	1.75%	1.09%	1.58%	2.11%	2.08%
SEC 30-Day Yield-Unsubsidized	1.72%	1.02%	1.52%	2.06%	2.01%

Nuveen Strategic Income Fund

	Share Class
	Class A1	Class C	Class R3	Class R6	Class I	Class T1
Dividend Yield	3.57%	3.07%	3.61%	4.06%	4.07%	3.75%
SEC 30-Day Yield-Subsidized	2.70%	2.20%	2.69%	3.29%	3.19%	2.75%
SEC 30-Day Yield-Unsubsidized	2.70%	2.10%	2.59%	3.17%	3.09%	2.75%
1	The SEC Yield for Class A Shares and Class T Shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

NUVEEN	29

Holding

Summaries as of December 31, 2017

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Core Bond Fund

Fund Allocation

(% of net assets)

Corporate Bonds	45.4%
Asset-Backed and Mortgage-Backed Securities	45.1%
U.S. Government and Agency Obligations	8.3%
$1,000 Par (or similar) Institutional Preferred	0.5%
Investments Purchased with Collateral from Securities Lending	0.7%
Money Market Funds	1.4%
Other Assets Less Liabilities	(1.4)%
Net Assets	100%

Corporate Bonds: Industries

(% of total corporate bonds)

Banks	14.0%
Capital Markets	11.7%
Insurance	9.4%
Media	5.6%
Equity Real Estate Investment Trusts	5.0%
Oil, Gas & Consumable Fuels	4.4%
Food & Staples Retailing	3.6%
Diversified Telecommunication Services	3.4%
Diversified Financial Services	3.2%
Health Care Providers & Services	3.0%
Beverages	3.0%
Biotechnology	2.9%
Specialty Retail	2.5%
Machinery	2.4%
Pharmaceuticals	2.3%
Semiconductors & Semiconductor Equipment	2.3%
Consumer Finance	1.7%
Other	19.6%
Total	100%

Portfolio Credit Quality

(% of total long-term
investments)

U.S. Treasury/Agency	33.2%
AAA	14.4%
AA	5.7%
A	26.0%
BBB	20.7%
Total	100%

30	NUVEEN

Nuveen Core Plus Bond Fund

Fund Allocation

(% of net assets)

Asset-Backed and Mortgage-Backed Securities	44.4%
Corporate Bonds	39.4%
$1,000 Par (or similar) Institutional Preferred	5.5%
U.S. Government and Agency Obligations	5.3%
Contingent Capital Securities	1.8%
Sovereign Debt	1.6%
Municipal Bonds	0.2%
Investments Purchased with Collateral from Securities Lending	0.6%
Money Market Funds	9.0%
Other Assets Less Liabilities	(7.8)%
Net Assets	100%

Corporate Bonds: Industries

(% of total corporate bonds)

Banks	19.2%
Capital Markets	12.5%
Oil, Gas & Consumable Fuels	6.7%
Insurance	6.3%
Diversified Telecommunication Services	4.1%
Equity Real Estate Investment Trusts	4.0%
Specialty Retail	3.4%
Media	3.4%
Diversified Financial Services	3.2%
Aerospace & Defense	3.1%
Food Products	2.9%
Consumer Finance	2.4%
Industrial Conglomerates	2.3%
Chemicals	2.2%
Wireless Telecommunication Services	2.1%
Machinery	2.0%
Airlines	1.9%
Other	18.3%
Total	100%

Portfolio Credit Quality

(% of total long-term
investments)

U.S. Treasury/Agency	31.2%
AAA	12.8%
AA	1.6%
A	24.7%
BBB	24.9%
BB or Lower	4.8%
Total	100%

NUVEEN	31

Holding Summaries as of December 31, 2017 (continued)

Nuveen High Income Bond Fund

Fund Allocation

(% of net assets)

Corporate Bonds	81.3%
$1,000 Par (or similar) Institutional Preferred	2.6%
Contingent Capital Securities	2.8%
Variable Rate Senior Loan Interests	2.7%
Common Stocks	1.9%
Investment Companies	1.9%
$25 Par (or similar) Retail Preferred	1.8%
Convertible Preferred Securities	0.6%
Warrants	0.0%
Convertible Bonds	0.0%
Investments Purchased with Collateral from Securities Lending	9.3%
Money Market Funds	3.4%
Other Assets Less Liabilities	(8.3)%
Net Assets	100%

Corporate Bonds: Industries

(% of total corporate bonds)

Oil, Gas & Consumable Fuels	15.7%
Metals & Mining	8.8%
Media	7.6%
Diversified Telecommunication Services	6.7%
Wireless Telecommunication Services	4.6%
Hotels, Restaurants & Leisure	4.2%
Chemicals	4.0%
Food & Staples Retailing	3.1%
Diversified Financial Services	3.1%
Commercial Services & Supplies	2.6%
Specialty Retail	2.4%
Real Estate Management & Development	2.3%
Internet Software & Services	2.2%
Household Durables	2.0%
Aerospace & Defense	2.0%
Energy Equipment & Services	2.0%
Independent Power & Renewable Electricity Producers	1.8%
Health Care Providers & Services	1.8%
Consumer Finance	1.6%
Equity Real Estate Investment Trusts	1.6%
Other	19.9%
Total	100%

Portfolio Credit Quality

(% of total long-term fixed-income investments)

BBB	2.9%
BB or Lower	91.4%
N/R (not rated)	5.7%
Total	100%

32	NUVEEN

Nuveen Inflation Protected Securities Fund

Fund Allocation

(% of net assets)

U.S. Government and Agency Obligations	86.8%
Asset-Backed and Mortgage-Backed Securities	8.3%
Corporate Bonds	2.5%
Sovereign Debt	0.5%
Municipal Bonds	0.3%
Convertible Preferred Securities	0.0%
Investments Purchased with Collateral from Securities Lending	0.3%
Money Market Funds	1.3%
Other Assets Less Liabilities	0.0%
Net Assets	100%

Portfolio Credit Quality

(% of total long-term
investments)

U.S. Treasury/Agency	88.2%
AAA	3.6%
AA	0.6%
A	0.1%
BBB	5.7%
BB or Lower	1.3%
N/R (not rated)	0.5%
Total	100%

NUVEEN	33

Holding Summaries as of December 31, 2017 (continued)

Nuveen Short Term Bond Fund

Fund Allocation

(% of net assets)

Asset-Backed and Mortgage-Backed Securities	46.4%
Corporate Bonds	40.9%
U.S. Government and Agency Obligations	9.1%
Municipal Bonds	0.2%
Investments Purchased with Collateral from Securities Lending	1.5%
Money Market Funds	0.2%
Other Assets Less Liabilities	1.7%
Net Assets	100%

Corporate Bonds: Industries

(% of total corporate bonds)

Banks	22.8%
Capital Markets	8.2%
Insurance	6.5%
Oil, Gas & Consumable Fuels	5.7%
Diversified Telecommunication Services	4.9%
Consumer Finance	4.4%
Media	4.0%
Wireless Telecommunication Services	3.8%
Food & Staples Retailing	3.6%
Tobacco	3.1%
Food Products	3.0%
Chemicals	2.6%
Health Care Providers & Services	2.2%
Industrial Conglomerates	1.9%
Automobiles	1.9%
Biotechnology	1.7%
Other	19.7%
Total	100%

Portfolio Credit Quality

(% of total long-term investments)

U.S. Treasury/Agency	14.9%
AAA	25.7%
AA	7.6%
A	25.3%
BBB	21.2%
BB or Lower	2.8%
N/R (not rated)	2.5%
Total	100%

34	NUVEEN

Nuveen Strategic Income Fund

Fund Allocation

(% of net assets)

Corporate Bonds	50.2%
Asset-Backed and Mortgage-Backed Securities	28.6%
$1,000 Par (or similar) Institutional Preferred	6.7%
Contingent Capital Securities	4.9%
Sovereign Debt	4.0%
U.S. Government and Agency Obligations	2.8%
Variable Rate Senior Loan Interests	0.7%
$25 Par (or similar) Retail Preferred	0.3%
Municipal Bonds	0.2%
Common Stocks	0.0%
Investments Purchased with Collateral from Securities Lending	2.3%
Money Market Funds	9.7%
Other Assets Less Liabilities	(10.4)%
Net Assets	100%

Corporate Bonds: Industries

(% of total corporate bonds)

Banks	18.0%
Capital Markets	11.5%
Oil, Gas & Consumable Fuels	6.7%
Insurance	5.5%
Diversified Telecommunication Services	5.3%
Media	3.4%
Consumer Finance	3.3%
Chemicals	2.8%
Beverages	2.8%
Aerospace & Defense	2.6%
Wireless Telecommunication Services	2.5%
Industrial Conglomerates	2.3%
Metals & Mining	2.2%
Diversified Financial Services	2.2%
Specialty Retail	2.1%
Airlines	1.9%
Household Durables	1.7%
Equity Real Estate Investment Trusts	1.7%
Energy Equipment & Services	1.5%
Food & Staples Retailing	1.5%
Other	18.5%
Total	100%

Portfolio Credit Quality

(% of total long-term fixed-income investments)

U.S. Treasury/Agency	16.6%
AAA	11.1%
AA	0.6%
A	26.4%
BBB	29.4%
BB or Lower	15.7%
N/R (not rated)	0.2%
Total	100%

NUVEEN	35

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended December 31, 2017.

The beginning of the period for the funds is July 1, 2017.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Core Bond Fund

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,012.80	$1,009.10	$1,014.00	$1,014.10
Expenses Incurred During the Period	$3.96	$7.75	$2.34	$2.69
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.27	$1,017.49	$1,022.89	$1,022.53
Expenses Incurred During the Period	$3.97	$7.78	$2.35	$2.70

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.78%, 1.53%, 0.46% and 0.53% for Classes A, C, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

36	NUVEEN

Nuveen Core Plus Bond Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,015.30	$1,011.50	$1,014.10	$1,016.40	$1,017.30
Expenses Incurred During the Period	$3.91	$7.71	$5.18	$2.34	$2.64
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.32	$1,017.54	$1,020.06	$1,022.89	$1,022.58
Expenses Incurred During the Period	$3.92	$7.73	$5.19	$2.35	$2.65

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.77%, 1.52%, 1.02%, 0.46% and 0.52% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen High Income Bond Fund

	Share Class
	A Shares	C Shares	R3 Shares	I Shares	T Shares*
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,032.00	$1,028.10	$1,031.80	$1,034.40	$1,033.20
Expenses Incurred During the Period	$5.12	$8.95	$6.40	$3.85	$5.12
Hypothetical Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.16	$1,016.38	$1,018.90	$1,021.42	$1,020.16
Expenses Incurred During the Period	$5.09	$8.89	$6.36	$3.82	$5.09

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.00%, 1.75%, 1.25%, 0.75% and 1.00% for Classes A, C, R3, I, and T respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

*	Class T Shares are not available for public offering.

Nuveen Inflation Protected Securities Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.40	$1,015.00	$1,017.30	$1,021.40	$1,019.70
Expenses Incurred During the Period	$3.97	$7.77	$5.24	$1.43	$2.70
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.27	$1,017.49	$1,020.01	$1,023.79	$1,022.53
Expenses Incurred During the Period	$3.97	$7.78	$5.24	$1.43	$2.70

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.78%, 1.53%, 1.03%, 0.28% and 0.53% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

NUVEEN	37

Expense Examples (continued)

Nuveen Short Term Bond Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,002.80	$999.90	$1,002.30	$1,005.10	$1,004.10
Expenses Incurred During the Period	$3.63	$7.41	$4.90	$2.12	$2.37
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.58	$1,017.80	$1,020.32	$1,023.09	$1,022.84
Expenses Incurred During the Period	$3.67	$7.48	$4.94	$2.14	$2.40

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.72%, 1.47%, 0.97%, 0.42% and 0.47% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Strategic Income Fund

	Share Class
	A Shares	C Shares	R3 Shares	R6 Shares	I Shares	T Shares*
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,017.90	$1,014.00	$1,016.70	$1,019.00	$1,019.00	$1,017.90
Expenses Incurred During the Period	$4.22	$8.02	$5.49	$2.54	$2.95	$4.22
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.02	$1,017.24	$1,019.76	$1,022.68	$1,022.28	$1,021.02
Expenses Incurred During the Period	$4.23	$8.03	$5.50	$2.55	$2.96	$4.23

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.83%, 1.58%, 1.08%, 0.50%, 0.58% and 0.83% for Classes A, C, R3, R6, I, and T respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

*	Class T Shares are not available for public offering.

38	NUVEEN

Nuveen Core Bond Fund

Portfolio of Investments	December 31, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 99.3%

	CORPORATE BONDS – 45.4%

	Airlines – 0.3%

$366	American Airlines Inc., Pass Through Trust 2016-1A	3.575%	1/15/28	AA+	$372,995

	Auto Components – 0.3%

355	Lear Corporation	5.375%	3/15/24	BBB–	375,484

	Automobiles – 0.6%

750	General Motors Corporation	4.000%	4/01/25	BBB	770,033

	Banks – 6.3%

157	Bank of America Corporation	4.000%	4/01/24	A	165,935

490	Bank of America Corporation	3.875%	8/01/25	A	516,741

1,000	Bank of America Corporation	4.450%	3/03/26	A–	1,067,135

140	Bank of America Corporation, 144A	3.419%	12/20/28	A	139,987

460	Barclays Bank PLC	3.650%	3/16/25	A	459,180

645	Citigroup Inc.	4.500%	1/14/22	A	686,049

650	Citigroup Inc.	3.300%	4/27/25	A	655,905

365	Citigroup Inc.	4.300%	11/20/26	A–	381,585

807	Fifth Third Bancorp.	3.500%	3/15/22	A–	830,700

400	ING Groep N.V	3.950%	3/29/27	A+	416,891

505	JP Morgan Chase & Company	3.200%	1/25/23	A+	515,027

695	JP Morgan Chase & Company	3.875%	9/10/24	A	724,814

700	JP Morgan Chase & Company	4.260%	2/22/48	A+	756,923

810	Santander UK PLC	2.125%	11/03/20	Aa3	803,426

570	SunTrust Banks Inc.	2.450%	8/01/22	A–	561,973
8,394	Total Banks				8,682,271

	Beverages – 1.3%

1,395	Anheuser Busch InBev Financial Incorporated, Fixed Rate Note, Series 2016	3.650%	2/01/26	A–	1,439,249

420	Dr. Pepper Snapple Group Inc.	2.550%	9/15/26	BBB+	398,042
1,815	Total Beverages				1,837,291

	Biotechnology – 1.3%

500	Baxalta, Inc.	4.000%	6/23/25	BBB–	516,670

630	Biogen Inc.	3.625%	9/15/22	A–	652,815

595	Celgene Corporation, Convertible Notes	3.625%	5/15/24	BBB+	611,800
1,725	Total Biotechnology				1,781,285

NUVEEN	39

Nuveen Core Bond Fund (continued)

Portfolio of Investments	December 31, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Capital Markets – 5.3%

$665	Charles Schwab Corporation	3.000%	3/10/25	A	$662,640

1,280	Goldman Sachs Group, Inc.	5.750%	1/24/22	A	1,419,145

800	Goldman Sachs Group, Inc.	6.750%	10/01/37	A–	1,070,192

460	Lazard Group LLC	3.625%	3/01/27	A–	458,918

1,740	Morgan Stanley	4.000%	7/23/25	A	1,821,432

685	Morgan Stanley	3.950%	4/23/27	A–	695,406

1,105	State Street Corporation	3.300%	12/16/24	AA–	1,141,071
6,735	Total Capital Markets				7,268,804

	Chemicals – 0.8%

500	Agrium Inc.	3.375%	3/15/25	BBB	502,200

550	LYB International Finance BV	4.000%	7/15/23	BBB+	575,645
1,050	Total Chemicals				1,077,845

	Commercial Services & Supplies – 0.3%

430	AerCap Ireland Capital Limited / AerCap Global Aviation Trust	3.950%	2/01/22	BBB–	443,128

	Consumer Finance – 0.8%

490	Capital One Bank	3.375%	2/15/23	Baa1	494,766

545	Discover Financial Services	5.200%	4/27/22	BBB+	586,548
1,035	Total Consumer Finance				1,081,314

	Containers & Packaging – 0.4%

480	Packaging Corporation of America	3.650%	9/15/24	BBB	492,071

	Diversified Financial Services – 1.4%

525	BNP Paribas, 144A	4.375%	5/12/26	A	548,832

365	Jefferies Group Inc.	4.850%	1/15/27	BBB–	387,940

995	Rabobank Nederland	3.875%	2/08/22	Aa2	1,045,012
1,885	Total Diversified Financial Services				1,981,784

	Diversified Telecommunication Services – 1.5%

360	AT&T, Inc.	3.800%	3/15/22	A–	372,010

685	AT&T, Inc.	3.400%	8/14/24	A–	688,366

365	AT&T, Inc.	4.750%	5/15/46	A–	356,682

750	Verizon Communications	4.125%	8/15/46	A–	692,229
2,160	Total Diversified Telecommunication Services				2,109,287

	Energy Equipment & Services – 0.4%

565	Origin Energy Finance Limited, 144A	3.500%	10/09/18	BBB–	568,362

	Equity Real Estate Investment Trusts – 2.3%

635	American Tower Company	5.000%	2/15/24	BBB	695,423

380	Crown Castle International Corporation	3.700%	6/15/26	BBB–	379,641

2,020	SBA Tower Trust, 144A	3.598%	4/15/43	BBB	2,019,059
3,035	Total Equity Real Estate Investment Trusts				3,094,123

40	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Food & Staples Retailing – 1.6%

$930	CVS Health Corporation	3.875%	7/20/25	BBB+	$957,555

730	Sysco Corporation	3.750%	10/01/25	A3	758,883

515	Walgreen Company	3.100%	9/15/22	BBB	516,990
2,175	Total Food & Staples Retailing				2,233,428

	Food Products – 0.4%

500	Bunge Limited Finance Company	3.250%	8/15/26	BBB	477,704

	Health Care Providers & Services – 1.4%

630	Anthem, Inc.	3.125%	5/15/22	A	635,487

1,215	UnitedHealth Group Incorporated	2.875%	3/15/22	A+	1,229,820
1,845	Total Health Care Providers & Services				1,865,307

	Household Durables – 0.4%

545	Newell Brands Inc.	4.200%	4/01/26	BBB–	569,061

	Industrial Conglomerates – 0.5%

635	GE Capital International Funding CO	4.418%	11/15/35	A+	686,753

	Insurance – 4.3%

131	AFLAC Insurance	6.450%	8/15/40	A–	179,396

620	American International Group, Inc.	3.750%	7/10/25	BBB+	639,086

990	Berkshire Hathaway Inc.	3.125%	3/15/26	AA	1,000,941

375	CNA Financial Corporation	3.450%	8/15/27	BBB+	369,436

750	Lincoln National Corporation	4.000%	9/01/23	A–	782,815

600	MetLife Inc.	3.000%	3/01/25	A–	600,406

940	Prudential Financial Inc.	3.500%	5/15/24	A	976,159

465	Symetra Financial Corporation	4.250%	7/15/24	Baa1	472,022

435	Unum Group	4.000%	3/15/24	BBB	452,890

365	Willis North America, Inc.	3.600%	5/15/24	BBB	370,982
5,671	Total Insurance				5,844,133

	Internet and Direct Marketing Retail – 0.4%

560	Amazon.com Incorporated	3.800%	12/05/24	AA–	591,321

	Internet Software & Services – 0.5%

655	eBay Inc.	3.800%	3/09/22	BBB+	679,870

	IT Services – 0.7%

955	Visa Inc.	3.150%	12/14/25	A+	976,049

	Leisure Products – 0.8%

1,025	Hyatt Hotels Corporation	3.375%	7/15/23	BBB	1,047,222

	Machinery – 1.1%

830	Ingersoll-Rand Luxembourg Finance SA	3.550%	11/01/24	BBB	857,297

NUVEEN	41

Nuveen Core Bond Fund (continued)

Portfolio of Investments	December 31, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Machinery (continued)

$640	John Deere Capital Corporation	2.650%	6/24/24	A	$633,769
1,470	Total Machinery				1,491,066

	Media – 2.5%

605	21st Century Fox America Inc.	4.000%	10/01/23	BBB+	632,536

510	CBS Corporation	4.900%	8/15/44	BBB	535,544

885	Comcast Corporation	6.400%	4/30/40	A–	1,195,124

435	Cox Communications Inc., 144A	3.350%	9/15/26	BBB+	424,985

660	Discovery Communications Inc.	3.800%	3/13/24	BBB–	669,398
3,095	Total Media				3,457,587

	Metals & Mining – 0.4%

495	Nucor Corporation	4.000%	8/01/23	A–	518,231

	Oil, Gas & Consumable Fuels – 2.0%

335	BP Capital Markets PLC	2.520%	9/19/22	A1	333,290

550	EOG Resources Inc.	4.100%	2/01/21	BBB+	573,421

340	Occidental Petroleum Corporation	3.400%	4/15/26	A	348,110

270	Sabine Pass Liquefaction LLC	5.875%	6/30/26	BBB–	303,264

590	Spectra Energy Partners LP	4.750%	3/15/24	BBB+	641,312

540	Valero Energy Corporation	3.400%	9/15/26	BBB	542,050
2,625	Total Oil, Gas & Consumable Fuels				2,741,447

	Pharmaceuticals – 1.1%

995	Merck & Company Inc.	2.750%	2/10/25	AA	990,738

550	Teva Pharmaceutical Finance III, (3)	3.150%	10/01/26	BBB–	453,982
1,545	Total Pharmaceuticals				1,444,720

	Road & Rail – 0.7%

895	Burlington Northern Santa Fe, LLC	3.400%	9/01/24	A	926,818

	Semiconductors & Semiconductor Equipment – 1.0%

740	Applied Materials Inc.	4.300%	6/15/21	A–	784,706

630	Intel Corporation	3.150%	5/11/27	A+	642,298
1,370	Total Semiconductors & Semiconductor Equipment				1,427,004

	Specialty Retail – 1.1%

520	Home Depot, Inc.	2.625%	6/01/22	A	522,837

455	Lowes Companies, Inc.	3.100%	5/03/27	A–	456,476

525	Swiss Re Treasury US Corporation, 144A	4.250%	12/06/42	AA–	545,441
1,500	Total Specialty Retail				1,524,754

	Tobacco – 0.4%

520	Reynolds American Inc.	3.250%	11/01/22	BBB+	526,970

42	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Wireless Telecommunication Services – 0.8%

$510	Rogers Communications Inc.	3.625%	12/15/25	BBB+	$520,768

525	Telefonica Emisiones SAU	4.103%	3/08/27	BBB	542,330
1,035	Total Wireless Telecommunication Services				1,063,098
$59,896	Total Corporate Bonds (cost $60,305,855)				62,028,620

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGED-BACKED SECURITIES – 45.1%

$866	American Homes 4 Rent, Series 2014-SFR2, 144A	3.786%	10/17/36	Aaa	$899,963

500	American Homes 4 Rent, Series 2015-SFR2, 144A	5.036%	10/17/45	Baa2	538,474

600	AmeriCold LLC Trust, Series 2010, 144A	6.031%	1/14/29	AA	645,841

1,061	Atlantic City Electric Transition Funding LLC, Transition Bonds, Series 2002-1	5.550%	10/20/23	AAA	1,128,578

260	Bank of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-UBS7	4.366%	9/15/48	A–	268,549

165	Bank of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-UBS7	3.167%	9/15/48	BBB–	135,183

700	CarNow Auto Receivables Trust 2017-1A, 144A	2.920%	9/15/22	A	699,720

810	CitiBank Credit Card Issuance Trust, Series 2017-A8	1.860%	8/08/22	AAA	802,309

1,000	Citigroup Commercial Mortgage Trust Series 2012-GC8	3.024%	9/10/45	Aaa	1,013,694

725	Cold Storage Trust, Commercial Mortgage Backed Securities, Series 2017-ICE3, 144A, (1-Month LIBOR reference rate + 1.000% spread), (4)	2.559%	4/15/36	AAA	726,796

1,667	Colony American Homes Trust 2014-1A, 144A, (1-Month LIBOR reference rate + 1.150% spread), (4)	2.709%	5/17/31	Aaa	1,671,329

625	Commercial Mortgage Pass-Through Certificates, Series 2015-CR26	4.493%	10/10/48	A–	606,820

500	Conns Receivables Funding Trust II, Series 2017-B, 144A	2.730%	7/15/20	BBB	499,979

455	Countrywide Asset-Backed Securities Inc., Asset-Backed Certificates Series 2003-BC3, (1-Month LIBOR reference rate + 0.620% spread), (4)	2.181%	9/25/33	A	445,171

370	DB Master Finance LLC, Series 2015-1A, 144A	3.980%	2/20/45	BBB	377,203

400	Exeter Auto Receivables Trust, Series 2013-2A, 144A	6.810%	8/17/20	AA	403,879

200	Fannie Mae Grantor Trust, Series 2014-T1	2.898%	6/25/27	N/R	198,510

569	Fannie Mae Mortgage Pool FN 725205	5.000%	3/01/34	N/R	616,160

884	Fannie Mae Mortgage Pool FN 960605	5.000%	8/01/37	N/R	960,650

1,093	Fannie Mae Mortgage Pool FN AD1593	4.500%	2/01/40	N/R	1,169,454

1,447	Fannie Mae Mortgage Pool FN AE0217	4.500%	8/01/40	N/R	1,548,797

1,088	Fannie Mae Mortgage Pool FN 890310	4.500%	12/01/40	N/R	1,166,287

1,696	Fannie Mae Mortgage Pool FN AB2085	4.000%	1/01/41	N/R	1,782,504

649	Fannie Mae Mortgage Pool FN AH3804	4.000%	2/01/41	N/R	681,800

1,743	Fannie Mae Mortgage Pool FN AH5575	4.000%	2/01/41	N/R	1,831,363

1,381	Fannie Mae Mortgage Pool FN AE0981	3.500%	3/01/41	N/R	1,427,098

1,558	Fannie Mae Mortgage Pool FN AL0215	4.500%	4/01/41	N/R	1,670,752

1,404	Fannie Mae Mortgage Pool FN AH8954	4.000%	4/01/41	N/R	1,475,116

NUVEEN	43

Nuveen Core Bond Fund (continued)

Portfolio of Investments	December 31, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGED-BACKED SECURITIES (continued)

$818	Fannie Mae Mortgage Pool FN AL0160	4.500%	5/01/41	N/R	$876,857

1,277	Fannie Mae Mortgage Pool FN MA1028	4.000%	4/01/42	N/R	1,341,531

2,479	Fannie Mae Mortgage Pool FN AB9659	3.000%	6/01/43	N/R	2,497,377

1,126	Fannie Mae Mortgage Pool FN AU3353	3.000%	8/01/43	N/R	1,132,498

1,561	Fannie Mae Mortgage Pool FN AY3376	3.500%	4/01/45	N/R	1,603,951

1,402	Fannie Mae Mortgage Pool FN AS6398	3.500%	12/01/45	N/R	1,440,999

793	Fannie Mae Mortgage Pool FN BC0830	3.000%	4/01/46	N/R	793,806

1,567	Fannie Mae Mortgage Pool FN BH7626	4.000%	8/01/47	N/R	1,641,632

1	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates R 1990-89 K	6.500%	7/25/20	N/R	1,464

1,150	Fannie Mae TBA, Mortgage Pool, (WI/DD)	3.000%	TBA	N/R	1,148,658

2	Federal Home Loan Mortgage Corporation, REMIC R 1167 E	7.500%	11/15/21	N/R	2,183

4	Federal Home Loan Mortgage Corporation, REMIC R 1286 A	6.000%	5/15/22	N/R	4,146

533	Flagstar Mortgage Trust, Series 2017-2, 144A	3.500%	10/25/47	Aaa	538,997

618	Freddie Mac Gold Pool FG G05852	5.500%	3/01/39	N/R	679,325

490	Freddie Mac Mortgage Trust, Structured Pass-Through Certificates, Series 2011 K-10	3.500%	1/01/46	N/R	504,001

1,715	Freddie Mac MultiFamily Structured Pass-Through Certificates FHMS K053	2.995%	12/25/25	Aaa	1,741,745

777	Ginnie Mae Mortgage Pool G2 MA 2521	3.500%	1/20/45	N/R	805,414

534	GLS Auto Receivables Trust 2017-1A, 144A	2.670%	4/15/21	A	534,052

2,139	Government National Mortgage Association Pool GN AA5391	3.500%	6/15/42	N/R	2,220,715

1,092	Invitation Homes Trust 2015-SFR3, 144A, (1-Month LIBOR reference rate + 1.300% spread), (4)	2.859%	8/17/32	Aaa	1,099,090

339	Invitation Homes Trust 2017-SFR3, 144A, (1-Month LIBOR reference rate + 0.850% spread), (4)	2.406%	12/17/36	Aaa	339,666

949	JP Morgan Mortgage Trust, Series 2016-A5, 144A	3.500%	5/25/46	Aaa	962,916

630	JP Morgan Mortgage Trust, Series 2017-1, 144A	3.500%	1/25/47	Aaa	638,952

155	Master Resecuritization Trust 2009-1, 144A	6.000%	10/25/36	AA	156,595

1,033	Mercedes-Benz Auto Lease Trust 2017-A	1.530%	8/15/19	AAA	1,030,989

750	New Residential Advance Receivable Trust, Series 2016-T3, 144A	2.833%	10/16/51	AAA	736,580

775	New Residential Advance Receivable Trust, Series 2017-T1, 144A	3.214%	2/15/51	AAA	775,666

610	New Residential Mortgage Loan Trust, Mortgage Pass Through Certificates, Series 2017-3A, 144A	4.000%	4/25/57	AAA	627,848

568	New Residential Mortgage Loan Trust, Mortgage Pass Through Certificates, Series 2017-6A, 144A	4.000%	8/27/57	Aaa	583,058

598	New Residential Mortgage Loan Trust, Series 2017-1A, 144A	4.000%	2/25/57	AAA	615,967

950	OMART Receivables Trust, Series 2016-T1, 144A	2.521%	8/17/48	AAA	949,808

650	OMART Receivables Trust, Series 2017-T1, 144A	2.499%	9/15/48	AAA	650,483

415	OneMain Financial Issuance Trust, Series 2015-2A, 144A	3.100%	7/18/25	BBB+	415,036

749	Prosper Marketplace Issuance Trust, Series 2017-3A, 144A	2.360%	11/15/23	A–	749,002

44	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGED-BACKED SECURITIES (continued)

$69	Structured Agency Credit Risk Debt Notes, 2013-DN2, (1-Month LIBOR reference rate + 1.450% spread), (4)	3.011%	11/25/23	Aa1	$69,501

710	Synchrony Credit Card Master Note Trust, Series 2017-1	1.930%	6/15/23	Aaa	703,317

745	TCF Auto Receivables Owner Trust, Series 2016-1A, 144A	1.710%	4/15/21	AAA	742,554

535	Tricon American Homes Trust, Series 2017-SFRI, 144A	2.716%	9/17/34	Aaa	528,301

901	U.S. Small Business Administration Guaranteed Participating Securities, Participation Certificates, Series 2010-P10B	3.215%	9/10/20	N/R	911,955

1,590	United States Department of Veterans, Affairs, Guaranteed REMIC Pass-Through Certificates, Vendee Mortgage Trust, Series 2011-1	3.750%	2/15/35	N/R	1,627,993

63	Walter Investment Management Company Capital Trust, Series 2012-AA, 144A	4.549%	10/16/50	A	63,255

628	Wendy’s Funding LLC, Series 2015-1A, 144A	4.080%	6/15/45	BBB	642,384

645	Wendy’s Funding LLC, Series 2015-1A, 144A	3.371%	6/15/45	BBB	646,879

650	Wendy’s Funding LLC, Series 2018-1A, 144A, (WI/DD)	3.573%	3/15/48	BBB	649,797
$60,201	Total Asset-Backed and Mortgage-Backed Securities (cost $60,916,989)				61,818,922

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 8.3%

$60	Federal Home Loan Mortgage Corporation, Notes	1.750%	5/30/19	Aaa	$59,907

2,055	Freddie Mac Reference Notes	5.000%	12/14/18	Aa2	2,116,406

1,390	United States of America Treasury Bonds	2.250%	8/15/46	Aaa	1,252,422

1,890	United States of America Treasury Bonds	2.750%	8/15/47	Aaa	1,890,238

1,650	United States of America Treasury Bonds, (3)	2.750%	11/15/47	Aaa	1,650,850

4,235	United States Treasury Notes	2.875%	11/15/46	Aaa	4,339,534
$11,280	Total U.S. Government and Agency Obligations (cost $10,878,399)				11,309,357

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 0.5%

	Banks – 0.5%

$700	Wachovia Capital Trust III, (3-Month LIBOR reference rate + 0.930% spread), (4)	5.570%	N/A (5)	BBB	$705,250
$700	Total $1,000 Par (or similar) Institutional Preferred (cost $621,577)				705,250
	Total Long-Term Investments (cost $132,722,820)				135,862,149

Shares	Description (1)	Coupon			Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 0.7%

	Money Market Funds – 0.7%

1,008,625	First American Government Obligations Fund, Class X, (6)	1.196% (7)			$1,008,625
	Total Investments Purchased with Collateral from Securities Lending (cost $1,008,625)				1,008,625

NUVEEN	45

Nuveen Core Bond Fund (continued)

Portfolio of Investments	December 31, 2017 (Unaudited)

Shares	Description (1)	Coupon	Value

	SHORT-TERM INVESTMENTS – 1.4%

	Money Market Funds – 1.4%

1,981,954	First American Treasury Obligations Fund, Class Z	1.181% (7)	$1,981,954
	Total Short-Term Investments (cost $1,981,954)		1,981,954
	Total Investments (cost $135,713,399) – 101.4%		138,852,728
	Other Assets Less Liabilities – (1.4)% (8)		(1,850,269)
	Net Assets – 100%		$137,002,459

Investments in Derivatives

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount*	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 2-Year Note	Long	17	3/18	$3,646,548	$3,639,859	$(6,689)	$1,063
U.S. Treasury 5-Year Note	Short	(15)	3/18	(1,745,003)	(1,742,461)	2,542	(1,406)
U.S. Treasury 10-Year Note	Short	(68)	3/18	(8,477,255)	(8,435,187)	42,068	(13,813)
U.S. Treasury Long Bond	Short	(9)	3/18	(1,364,718)	(1,377,000)	(12,282)	(2,531)
U.S. Treasury Ultra 10-Year Note	Short	(52)	3/18	(6,955,498)	(6,945,250)	10,248	(14,625)
U.S. Treasury Ultra Bond	Long	45	3/18	7,497,537	7,544,531	46,994	19,651
Total				$(7,398,389)	$(7,315,508)	$82,881	$(11,661)
Total receivable for variation margin on futures contracts							$20,714
Total payable for variation margin on futures contracts							$(32,375)
*	The aggregate notional amount of long and short positions is $11,144,085 and $(18,542,474), respectively.

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $982,630.

(4)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(5)	Perpetual security. Maturity date is not applicable.

(6)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(7)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(8)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

LIBOR	London Inter-Bank Offered Rate

TBA	To be announced. Maturity date not known prior to the settlement of this transaction.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

46	NUVEEN

Nuveen Core Plus Bond Fund

Portfolio of Investments	December 31, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 98.2%

	ASSET-BACKED AND MORTGAGED-BACKED SECURITIES – 44.4%

$2,420	Ally Auto Receivables Trust, Series 2017-3	2.010%	3/15/22	AAA	$2,403,077

2,590	American Express Credit Card Master Trust, Series 2017-1	1.930%	9/15/22	Aaa	2,577,629

1,543	American Homes 4 Rent, Series 2014-SFR2, 144A	3.786%	10/17/36	Aaa	1,603,212

3,165	AmeriCold LLC Trust, Series 2010, 144A	6.811%	1/14/29	A+	3,456,159

2,165	Bank 2017, Mortgage Series BNK4	3.625%	5/15/50	Aaa	2,250,554

540	Bank of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-UBS7	4.366%	9/15/48	A–	557,755

345	Bank of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-UBS7	3.167%	9/15/48	BBB–	282,655

2,500	Bank of America Credit Card Trust, Series 2017-A1	1.950%	8/15/22	Aaa	2,488,404

104	Bank of America Funding Trust, Mortgage Pass-Through Certificates, Series 2007-4	5.500%	6/25/37	C	13,912

1,100	Barclays Commercial Mortgage, Mortgage Pass-Through Certificates, Series 2015-STP, 144A	4.284%	9/10/28	BBB–	1,107,622

842	Bayview Financial Mortgage Pass-Through Trust, Mortgage Pass-Through Certificate Series 2005-D	5.500%	12/28/35	A+	844,328

3,010	capital One Multi-Asset Execution Trust, Series 2016-A4	1.330%	6/15/22	AAA	2,972,619

2,342	CitiBank Credit Card Issuance Trust, Series 2014-A1	2.880%	1/23/23	Aaa	2,383,865

2,360	Citibank Credit Card Issuance Trust, Series 2014-A6	2.150%	7/15/21	Aaa	2,362,435

2,040	CitiBank Credit Card Issuance Trust, Series 2017-A8	1.860%	8/08/22	AAA	2,020,629

1,785	Commercial Mortgage Pass-Through Certificates 2015-CR22	4.122%	3/10/48	A–	1,772,756

1,485	Commercial Mortgage Pass-Through Certificates, Series 2015-CR26	4.493%	10/10/48	A–	1,441,805

1,795	Commercial Mortgage Pass-Through Certificates, Series 2016-SAVA, 144A, (1-Month LIBOR reference rate + 2.300% spread), (3)	3.854%	10/15/34	AA–	1,799,445

1,844	Credit Suisse First Boston Mortgage Securities Corporation, Mortgage-Backed Pass-Through Certificates, Series 2003-8	6.148%	4/25/33	Ba1	1,832,551

1,556	DB Master Finance LLC, Series 2015-1A, 144A	3.980%	2/20/45	BBB	1,588,225

1,165	Discover Card Execution Note Trust 2012-A6	1.670%	1/18/22	AAA	1,158,403

930	Discover Card Execution Trust 2015-A2	1.900%	10/17/22	AAA	924,348

1,485	Discover Card Execution Trust 2017-A2	2.390%	7/15/24	AAA	1,484,590

1,741	Dominos Pizza Master Issuer LLC, Series 2017-1A, 144A	3.082%	7/25/47	BBB+	1,721,525

232	Fannie Mae Mortgage Pool FN 254413	6.000%	10/01/22	N/R	259,558

693	Fannie Mae Mortgage Pool FN 255575	5.500%	1/01/25	N/R	759,143

53	Fannie Mae Mortgage Pool FN340798	7.000%	4/01/26	N/R	56,787

44	Fannie Mae Mortgage Pool FN 250551	7.000%	5/01/26	N/R	48,482

471	Fannie Mae Mortgage Pool FN 256852	6.000%	8/01/27	N/R	525,981

203	Fannie Mae Mortgage Pool FN 252255	6.500%	2/01/29	N/R	227,676

NUVEEN	47

Nuveen Core Plus Bond Fund (continued)

Portfolio of Investments	December 31, 2017 (Unaudited)

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		ASSET-BACKED AND MORTGAGED-BACKED SECURITIES (continued)

$370		Fannie Mae Mortgage Pool FN 254169	6.500%	12/01/31	N/R	$412,276

459		Fannie Mae Mortgage Pool FN 745101	6.000%	4/01/32	N/R	505,505

396		Fannie Mae Mortgage Pool FN 254379	7.000%	7/01/32	N/R	451,438

149		Fannie Mae Mortgage Pool FN 545813	7.000%	7/01/32	N/R	168,510

90		Fannie Mae Mortgage Pool FN 545815	7.000%	7/01/32	N/R	104,271

657		Fannie Mae Mortgage Pool FN 688330	6.000%	3/01/33	N/R	745,258

503		Fannie Mae Mortgage Pool FN 555798	6.500%	5/01/33	N/R	565,883

1,337		Fannie Mae Mortgage Pool FN 709446	5.500%	7/01/33	N/R	1,491,256

968		Fannie Mae Mortgage Pool FN 735273	6.500%	6/01/34	N/R	1,093,737

118		Fannie Mae Mortgage Pool FN 781776	6.000%	10/01/34	N/R	133,298

326		Fannie Mae Mortgage Pool FN 885536	6.000%	8/01/36	N/R	371,094

399		Fannie Mae Mortgage Pool FN 900555	6.000%	9/01/36	N/R	456,332

119		Fannie Mae Mortgage Pool FN 256845	6.500%	8/01/37	N/R	134,609

100		Fannie Mae Mortgage Pool FN 256890	6.000%	9/01/37	N/R	104,112

—	(4)	Fannie Mae Mortgage Pool FN 983077	5.000%	5/01/38	N/R	140

—	(4)	Fannie Mae Mortgage Pool FN 985344	5.500%	7/01/38	N/R	91

1,644		Fannie Mae Mortgage Pool FN AC1877	4.500%	9/01/39	N/R	1,757,701

1,404		Fannie Mae Mortgage Pool FN 932323	4.500%	12/01/39	N/R	1,499,905

1,595		Fannie Mae Mortgage Pool FN AD4375	5.000%	5/01/40	N/R	1,718,660

2,982		Fannie Mae Mortgage Pool FN AE7265	4.000%	1/01/41	N/R	3,126,043

753		Fannie Mae Mortgage Pool FN MA1028	4.000%	4/01/42	N/R	791,355

2,760		Fannie Mae Mortgage Pool FN AT2722	3.000%	5/01/43	N/R	2,775,220

1,658		Fannie Mae Mortgage Pool FN AS3907	4.000%	11/01/44	N/R	1,736,930

1,599		Fannie Mae Mortgage Pool FN MA2484	4.000%	12/01/45	N/R	1,673,569

3,602		Fannie Mae Mortgage Pool FN AS6386	3.000%	12/01/45	N/R	3,604,828

2,090		Fannie Mae Mortgage Pool FN AS6652	3.500%	2/01/46	N/R	2,148,020

2,274		Fannie Mae Mortgage Pool FN AS6880	3.500%	3/01/46	N/R	2,337,678

3,373		Fannie Mae Mortgage Pool FN AS7544	3.500%	7/01/46	N/R	3,466,892

6,210		Fannie Mae Mortgage Pool FN MA2808	4.000%	11/01/46	N/R	6,501,040

3,398		Fannie Mae Mortgage Pool FN MA3058	4.000%	7/01/47	N/R	3,558,119

3,828		Fannie Mae Mortgage Pool FN BC0823	3.500%	4/01/46	N/R	3,934,879

—	(4)	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates R 1988-24 G	7.000%	10/25/18	N/R	375

—	(4)	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates R 1989-44 H	9.000%	7/25/19	N/R	425

—	(4)	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates R 1989-90 E	8.700%	12/25/19	N/R	409

1		Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates R 1990-30 E	6.500%	3/25/20	N/R	868

48	NUVEEN

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		ASSET-BACKED AND MORTGAGED-BACKED SECURITIES (continued)

$3		Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates R 1990-61 H	7.000%	6/25/20	N/R	$3,021

3		Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates R 1990-72 B	9.000%	7/25/20	N/R	2,861

4		Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates R 1990-102 J	6.500%	8/25/20	N/R	4,464

29		Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates R 1990-105 J	6.500%	9/25/20	N/R	29,840

10		Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates R 1991-56 M	6.750%	6/25/21	N/R	10,621

21		Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates R 1991-134 Z	7.000%	10/25/21	N/R	22,002

2		Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates R 1992-120 C	6.500%	7/25/22	N/R	2,041

113		Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates R 1996-35 Z	7.000%	7/25/26	N/R	124,776

738		Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates R 2005-62 JE	5.000%	6/25/35	N/R	769,453

698		Fannie Mae REMIC Pass-Through Certificates W 2003-W1 B1	3.724%	12/25/42	CCC	304,871

1,395		Fannie Mae TBA, Mortgage Pool, (WI/DD)	4.500%	TBA	N/R	1,482,397

6,435		Fannie Mae TBA, Mortgage Pool, (WI/DD)	4.000%	TBA	N/R	6,723,891

11,810		Fannie Mae TBA, Mortgage Pool, (WI/DD)	3.500%	TBA	N/R	12,113,037

7,360		Fannie Mae TBA, Mortgage Pool, (WI/DD)	3.000%	TBA	N/R	7,351,409

1,000		Fannie Mae TBA, Mortgage Pool, (WI/DD)	5.000%	TBA	N/R	1,074,375

—	(4)	Federal Home Loan Mortgage Corporation, REMIC R 6 C	9.050%	6/15/19	N/R	15

3		Federal Home Loan Mortgage Corporation, REMIC R 1022 J	6.000%	12/15/20	N/R	2,556

4		Federal Home Loan Mortgage Corporation, REMIC R 162 F	7.000%	5/15/21	N/R	3,632

4		Federal Home Loan Mortgage Corporation, REMIC R 1118 Z	8.250%	7/15/21	N/R	4,146

18		Federal Home Loan Mortgage Corporation, REMIC R 188 H	7.000%	9/15/21	N/R	18,918

3		Federal Home Loan Mortgage Corporation, REMIC R 1790 A	7.000%	4/15/22	N/R	2,781

1,815		Fifth Third Auto Trust, Series 2017-1	1.800%	2/15/22	N/R	1,801,768

8,932		Freddie Mac Gold Mortgage Pool, (WI/DD)	3.500%	11/01/47	N/R	9,191,063

3		Freddie Mac Mortgage Pool, Various FG P10023	4.500%	3/01/18	N/R	2,795

31		Freddie Mac Mortgage Pool, Various FG P10032	4.500%	5/01/18	N/R	31,372

210		Freddie Mac Mortgage Pool, Various FG C00676	6.500%	11/01/28	N/R	233,455

334		Freddie Mac Mortgage Pool, Various FG A17212	6.500%	7/01/31	N/R	370,291

151		Freddie Mac Mortgage Pool, Various FG A15521	6.000%	11/01/33	N/R	168,968

84		Freddie Mac Mortgage Pool, Various FG H09059	7.000%	8/01/37	N/R	90,457

225		Freddie Mac Multifamily Structured Pass- Through Certificates R 3591 FP, (1-Month LIBOR reference rate + 0.600% spread), (3)	2.159%	6/15/39	N/R	226,180

405		Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2005-RP2 1A2, 144A	7.500%	3/25/35	B1	436,279

NUVEEN	49

Nuveen Core Plus Bond Fund (continued)

Portfolio of Investments	December 31, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGED-BACKED SECURITIES (continued)

$461	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2005-RP3 1A2, 144A	7.500%	9/25/35	B3	$486,710

1,175	Goldman Sachs Mortgage Securities Trust, Mortgage Pass Through Certificates, Series 2015-GC32	3.345%	7/10/48	BBB–	971,898

81	Government National Mortgage Association Pool GN 537699	7.500%	11/15/30	N/R	87,757

2,133	Government National Mortgage Association Pool G2 4946	4.500%	2/20/41	N/R	2,262,480

851	Invitation Homes Trust 2017-SFR3, 144A, (1-Month LIBOR reference rate + 0.850% spread), (3)	2.406%	12/17/36	Aaa	854,160

1,910	JP Morgan Chase Commercial Mortgage Securities Corporation, Pass Through Certificates Trust 2017-MAUI, 144A, (1-Month LIBOR reference rate + 0.830% spread), (3)	2.383%	7/15/34	AAA	1,911,205

2,055	JP Morgan Chase Commercial Mortgage Securities Trust, Pass-Through Certificates 2017-JP5	3.723%	3/15/50	Aaa	2,151,499

233	Master Resecuritization Trust 2009-1, 144A	6.000%	10/25/36	AA	234,892

1,373	Mid-State Capital Corporation Trust Notes, Series 2005-1	5.745%	1/15/40	AA	1,482,158

1,290	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C16, 144A	4.755%	6/15/47	BBB–	1,136,617

895	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, 144A	4.241%	4/15/48	BBB–	771,648

479	Mortgage Asset Securitization Transaction Inc., Alternative Loan Trust Mortgage Pass-Through Certificates Series 2004-1	7.000%	1/25/34	BBB–	488,235

970	New Residential Advance Receivable Trust , Series 2016-T1, 144A	4.377%	6/15/49	BBB	969,927

1,455	New Residential Advance Receivable Trust, Series 2017-T1, 144A	4.002%	2/15/51	BBB	1,447,274

1,506	New Residential Mortgage Loan Trust, Mortgage Pass Through Certificates, Series 2017-6A, 144A	4.000%	8/27/57	Aaa	1,545,104

1,915	OMART Receivables Trust, Series 2016-T2, 144A	4.446%	8/16/49	BBB	1,866,501

1,993	Shellpoint Co-Originator Trust, Series 2017-2, 144A	3.500%	10/25/47	Aaa	2,043,799

1,435	Starwood Waypoint Homes Trust, 2017-1, 144A, (1-Month LIBOR reference rate + 0.950% spread), (3)	2.506%	1/17/35	Aaa	1,441,565

864	Taco Bell Funding LLC, Series 2016-1A, 144A	4.377%	5/25/46	BBB	891,384

1,400	Tricon American Homes Trust, Series 2017-SFRI, 144A	2.716%	9/17/34	Aaa	1,382,470

2,411	United States Department of Veterans, Affairs, Guaranteed REMIC Pass-Through Certificates, Vendee Mortgage Trust, Series 2011-1	3.750%	2/15/35	N/R	2,468,037

1,221	Wachovia Mortgage Loan Trust LLC, Mortgage Pass-Through Certificates, Series 2005-B	3.740%	10/20/35	D	1,168,629

2,650	Wells Fargo Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-C29	3.637%	6/15/48	Aaa	2,753,039

920	Wells Fargo Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-C30, 144A	4.497%	9/15/58	BBB–	826,661

1,240	World Omni Auto Receivables Trust, Series 2016-B	1.300%	2/15/22	AAA	1,227,895
$162,469	Total Asset-Backed and Mortgaged-Backed Securities (cost $163,412,921)				165,772,135

50	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 39.4%

	Aerospace & Defense – 1.2%

$1,530	Airbus SE, 144A	3.150%	4/10/27	A+	$1,534,389

1,295	BAE Systems Holdings, 144A	3.850%	12/15/25	BBB	1,342,660

1,625	Rockwell Collins Inc.	3.500%	3/15/27	BBB	1,654,072
4,450	Total Aerospace & Defense				4,531,121

	Air Freight & Logistics – 0.3%

1,095	FedEx Corporation	3.250%	4/01/26	BBB	1,103,066

	Airlines – 0.7%

1,242	American Airlines Inc., Pass Through Trust 2016-1A	3.575%	1/15/28	AA+	1,264,306

1,404	Northwest Airlines Trust Pass Through Certificates 2007-1	7.027%	11/01/19	A	1,511,382
2,646	Total Airlines				2,775,688

	Banks – 7.6%

1,105	Banco Santander SA	3.800%	2/23/28	A–	1,104,815

792	Bank of America Corporation	4.000%	4/01/24	A	837,074

2,250	Bank of America Corporation	4.250%	10/22/26	A–	2,370,487

2,322	Bank of America Corporation, 144A	3.419%	12/20/28	A	2,321,783

1,815	Barclays Bank PLC	3.650%	3/16/25	A	1,811,764

1,695	Citigroup Inc.	4.500%	1/14/22	A	1,802,873

1,000	Citigroup Inc.	3.750%	6/16/24	A	1,037,024

795	Citigroup Inc.	3.200%	10/21/26	A	788,568

2,000	Citigroup Inc.	4.300%	11/20/26	A–	2,090,874

1,080	HSBC Holdings PLC	4.375%	11/23/26	A+	1,127,235

1,000	ING Groep N.V	3.950%	3/29/27	A+	1,042,229

1,330	JP Morgan Chase & Company	4.500%	1/24/22	A+	1,423,008

1,665	JP Morgan Chase & Company	3.200%	1/25/23	A+	1,698,060

660	JP Morgan Chase & Company	3.900%	7/15/25	A+	691,745

1,250	JP Morgan Chase & Company	4.260%	2/22/48	A+	1,351,647

1,095	Lloyds Banking Group PLC	3.100%	7/06/21	A+	1,105,937

1,135	PNC Financial Services Inc.	3.150%	5/19/27	A+	1,138,550

1,200	Royal Bank of Scotland Group PLC	6.100%	6/10/23	BBB	1,321,207

1,445	SunTrust Banks Inc.	2.450%	8/01/22	A–	1,424,652

1,680	Wells Fargo & Company	4.600%	4/01/21	A+	1,785,178
27,314	Total Banks				28,274,710

	Beverages – 0.7%

1,600	Anheuser Busch InBev Financial Incorporated, Fixed Rate Note, Series 2016	3.650%	2/01/26	A–	1,650,752

1,085	Heineken NV, 144A	3.500%	1/29/28	BBB+	1,106,587
2,685	Total Beverages				2,757,339

NUVEEN	51

Nuveen Core Plus Bond Fund (continued)

Portfolio of Investments	December 31, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Building Products – 0.4%

$1,385	Owens Corning Incorporated	4.200%	12/15/22	BBB	$1,452,055

	Capital Markets – 4.9%

2,225	Charles Schwab Corporation	2.650%	1/25/23	A	2,223,319

1,665	Deutsche Bank AG	4.875%	12/01/32	BBB	1,659,173

660	Goldman Sachs Group, Inc.	5.250%	7/27/21	A	715,230

3,000	Goldman Sachs Group, Inc.	5.750%	1/24/22	A	3,326,121

1,910	Goldman Sachs Group, Inc.	4.000%	3/03/24	A	2,003,450

1,655	Lazard Group LLC	3.625%	3/01/27	A–	1,651,109

3,250	Morgan Stanley	5.500%	7/28/21	A	3,554,620

2,010	Morgan Stanley	3.950%	4/23/27	A–	2,040,534

1,140	Northern Trust Company	3.950%	10/30/25	A+	1,207,402
17,515	Total Capital Markets				18,380,958

	Chemicals – 0.9%

1,260	Agrium Inc.	3.375%	3/15/25	BBB	1,265,543

450	Chemours Co	5.375%	5/15/27	BB–	465,750

1,425	LYB International Finance BV	4.000%	7/15/23	BBB+	1,491,443
3,135	Total Chemicals				3,222,736

	Communications Equipment – 0.3%

1,080	Qualcomm, Inc.	2.100%	5/20/20	A1	1,075,390

	Consumer Finance – 0.9%

1,148	Capital One Bank	3.375%	2/15/23	Baa1	1,159,165

850	Discover Financial Services	5.200%	4/27/22	BBB+	914,799

1,425	Ford Motor Credit Company	3.810%	1/09/24	BBB	1,454,437
3,423	Total Consumer Finance				3,528,401

	Diversified Financial Services – 1.3%

1,720	BNP Paribas, 144A	4.375%	5/12/26	A	1,798,077

935	Jefferies Group Inc.	4.850%	1/15/27	BBB–	993,765

1,880	Rabobank Nederland	3.950%	11/09/22	A	1,959,821
4,535	Total Diversified Financial Services				4,751,663

	Diversified Telecommunication Services – 1.6%

2,270	AT&T, Inc.	3.800%	3/15/22	A–	2,345,732

800	AT&T, Inc.	3.400%	8/14/24	A–	803,931

830	Qwest Corporation	6.750%	12/01/21	BBB–	893,717

800	Telenet Finance Luxembourg Notes Sarl, 144A	5.500%	3/01/28	BB	794,874

1,260	Verizon Communications	4.125%	8/15/46	A–	1,162,945
5,960	Total Diversified Telecommunication Services				6,001,199

52	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Energy Equipment & Services – 0.6%

$1,110	Baker Hughes a GE Co LLC, 144A	2.773%	12/15/22	A–	$1,108,391

1,070	Nabors Industries Inc., (5)	5.500%	1/15/23	BB+	1,035,225
2,180	Total Energy Equipment & Services				2,143,616

	Equity Real Estate Investment Trusts – 1.6%

1,410	American Tower Company	5.000%	2/15/24	BBB	1,544,167

785	Crown Castle International Corporation	3.700%	6/15/26	BBB–	784,257

870	Piedmont Operating Partnership LP	4.450%	3/15/24	BBB	905,341

2,610	SBA Tower Trust, 144A	3.598%	4/15/43	BBB	2,608,784
5,675	Total Equity Real Estate Investment Trusts				5,842,549

	Food & Staples Retailing – 0.3%

1,225	Sysco Corporation	3.300%	7/15/26	A3	1,232,357

	Food Products – 1.2%

1,200	Bunge Limited Finance Company	3.250%	8/15/26	BBB	1,146,491

1,045	Kraft Heinz Foods Company	4.375%	6/01/46	BBB–	1,034,196

1,045	Smithfield Foods Inc., 144A	4.250%	2/01/27	BBB	1,072,084

1,025	Tyson Foods	3.950%	8/15/24	BBB	1,077,740
4,315	Total Food Products				4,330,511

	Health Care Providers & Services – 0.6%

430	HCA Inc.	5.500%	6/15/47	BBB–	428,925

540	Lifepoint Health Inc.	5.375%	5/01/24	Ba2	535,950

1,150	UnitedHealth Group Incorporated	4.750%	7/15/45	A+	1,357,151
2,120	Total Health Care Providers & Services				2,322,026

	Health Care Technology – 0.1%

535	Exela Intermediate LLC / Exela Financial Inc., 144A	10.000%	7/15/23	B	520,288

	Hotels, Restaurants & Leisure – 0.1%

345	1011778 BC ULC/New Red Finance Inc., 144A	5.000%	10/15/25	B–	347,588

	Household Durables – 0.3%

875	Harman International Industries, Inc.	4.150%	5/15/25	BBB+	904,498

10	Lennar Corporation	4.750%	4/01/21	BB+	10,400
885	Total Household Durables				914,898

	Industrial Conglomerates – 0.9%

1,700	GE Capital International Funding CO	4.418%	11/15/35	A+	1,838,553

1,550	Siemens Financieringsmaatschappij NV, 144A	3.400%	3/16/27	A+	1,578,974
3,250	Total Industrial Conglomerates				3,417,527

	Insurance – 2.5%

385	AFLAC Insurance	6.450%	8/15/40	A–	527,232

975	CNA Financial Corporation	3.450%	8/15/27	BBB+	960,535

NUVEEN	53

Nuveen Core Plus Bond Fund (continued)

Portfolio of Investments	December 31, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Insurance (continued)

$555	Genworth Holdings Inc.	4.800%	2/15/24	B	$471,750

1,530	Liberty Mutual Group Inc., 144A	4.950%	5/01/22	BBB	1,650,736

1,215	Lincoln National Corporation	4.000%	9/01/23	A–	1,268,160

1,000	Symetra Financial Corporation	4.250%	7/15/24	Baa1	1,015,100

1,020	Unum Group	4.000%	3/15/24	BBB	1,061,949

850	Willis North America, Inc.	3.600%	5/15/24	BBB	863,930

1,440	XLIT Limited	4.450%	3/31/25	BBB	1,472,503
8,970	Total Insurance				9,291,895

	Internet Software & Services – 0.4%

1,370	eBay Inc.	3.800%	3/09/22	BBB+	1,422,018

	Machinery – 0.8%

1,120	Cummins Engine Inc.	4.875%	10/01/43	A+	1,341,540

1,590	John Deere Capital Corporation	2.650%	6/24/24	A	1,574,521
2,710	Total Machinery				2,916,061

	Media – 1.3%

685	Comcast Corporation	6.400%	5/15/38	A–	924,360

1,500	Comcast Corporation	6.400%	4/30/40	A–	2,025,633

715	SES SA, 144A	3.600%	4/04/23	BBB	716,502

1,290	Time Warner Inc.	3.875%	1/15/26	BBB+	1,301,984
4,190	Total Media				4,968,479

	Metals & Mining – 0.3%

1,100	Glencore Funding LLC, 144A	3.875%	10/27/27	BBB	1,085,436

	Oil, Gas & Consumable Fuels – 2.7%

1,087	Berkshire Hathaway Energy Company	6.125%	4/01/36	A–	1,457,494

850	BP Capital Markets PLC	2.520%	9/19/22	A1	845,660

455	Cheniere Corpus Christi Holdings LLC	5.125%	6/30/27	BB–	470,652

885	Occidental Petroleum Corporation	3.400%	4/15/26	A	906,111

630	Petro Canada	6.800%	5/15/38	A–	867,686

750	Petroleos del Peru SA, 144A	4.750%	6/19/32	BBB+	758,437

1,050	Petroleos Mexicanos, 144A	5.375%	3/13/22	BBB+	1,113,000

645	Sabine Pass Liquefaction LLC	5.875%	6/30/26	BBB–	724,465

895	Sunoco Logistics Partners LP	4.000%	10/01/27	BBB–	877,335

495	Targa Resources Inc.	4.250%	11/15/23	BB–	489,431

1,380	Woodside Finance Limited, 144A	3.650%	3/05/25	BBB+	1,388,059
9,122	Total Oil, Gas & Consumable Fuels				9,898,330

	Paper & Forest Products – 0.3%

975	Domtar Corporation	6.750%	2/15/44	BBB–	1,126,598

54	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Personal Products – 0.3%

$840	International Paper Company	8.700%	6/15/38	BBB	$1,269,695

	Pharmaceuticals – 0.5%

1,215	Teva Pharmaceutical Finance III, (5)	3.150%	10/01/26	BBB–	1,002,889

670	Valeant Pharmaceuticals International, 144A	5.500%	11/01/25	BB–	681,725
1,885	Total Pharmaceuticals				1,684,614

	Road & Rail – 0.2%

655	The Hertz Corporation, 144A	7.625%	6/01/22	BB–	686,113

	Semiconductors & Semiconductor Equipment – 0.6%

1,255	Intel Corporation	3.150%	5/11/27	A+	1,279,499

1,105	Texas Instruments Incorporated	2.900%	11/03/27	A+	1,101,007
2,360	Total Semiconductors & Semiconductor Equipment				2,380,506

	Software – 0.3%

1,165	Microsoft Corporation	3.300%	2/06/27	AAA	1,201,361

	Specialty Retail – 1.3%

1,005	AutoNation Inc.	4.500%	10/01/25	BBB–	1,051,541

1,380	Bed Bath and Beyond Incorporated	5.165%	8/01/44	Baa1	1,213,010

1,145	Lowes Companies, Inc.	3.100%	5/03/27	A–	1,148,715

1,515	O’Reilly Automotive Inc.	4.875%	1/14/21	BBB+	1,608,674
5,045	Total Specialty Retail				5,021,940

	Technology Hardware, Storage & Peripherals – 0.5%

1,000	Apple Inc.	3.850%	5/04/43	AA+	1,038,017

710	Western Digital Corporation, 144A	7.375%	4/01/23	BBB–	765,912
1,710	Total Technology Hardware, Storage & Peripherals				1,803,929

	Trading Companies & Distributors – 0.1%

245	Ashtead Capital Inc., 144A	4.125%	8/15/25	BBB–	247,450

	Wireless Telecommunication Services – 0.8%

470	Millicom International Cellular SA, 144A	5.125%	1/15/28	BB+	470,000

1,322	Sprint Spectrum Co LLC / Sprint Spectrum Co II LLC / Sprint Spectrum Co III LLC, 144A	3.360%	9/20/21	Baa2	1,330,137

1,275	Telefonica Emisiones SAU	4.103%	3/08/27	BBB	1,317,086
3,067	Total Wireless Telecommunication Services				3,117,223
$141,162	Total Corporate Bonds (cost $142,719,700)				147,047,334

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 5.5%

	Automobiles – 0.0%

$155	General Motors Financial Company Inc.	5.750%	N/A (6)	BB+	$159,624

NUVEEN	55

Nuveen Core Plus Bond Fund (continued)

Portfolio of Investments	December 31, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Banks – 1.7%

$835	Bank of America Corporation	6.300%	N/A (6)	BBB–	$943,550

645	Citigroup Inc.	6.250%	N/A (6)	BB+	711,435

2,250	JP Morgan Chase & Company	6.750%	N/A (6)	BBB–	2,548,125

1,100	KeyCorp	5.000%	N/A (6)	Baa3	1,133,000

1,085	SunTrust Bank Inc.	5.050%	N/A (6)	Baa3	1,098,562
5,915	Total Banks				6,434,672

	Capital Markets – 0.6%

755	Bank of New York Mellon	4.950%	N/A (6)	Baa1	781,463

780	Goldman Sachs Group Inc.	5.300%	N/A (6)	Ba1	828,750

625	State Street Corporation	5.250%	N/A (6)	Baa1	655,500
2,160	Total Capital Markets				2,265,713

	Commercial Services & Supplies – 0.2%

770	AerCap Global Aviation Trust, 144A	6.500%	6/15/45	BB	841,225

	Consumer Finance – 0.6%

985	American Express Company	5.200%	N/A (6)	Baa2	1,012,087

1,165	Capital One Financial Corporation	5.550%	N/A (6)	Baa3	1,205,775
2,150	Total Consumer Finance				2,217,862

	Food Products – 0.4%

1,300	Land O’ Lakes Incorporated, 144A	8.000%	N/A (6)	BB	1,456,000

	Industrial Conglomerates – 0.5%

1,851	General Electric Capital Corporation	5.000%	N/A (6)	A–	1,907,641

	Insurance – 1.5%

1,000	Allstate Corporation	5.750%	8/15/53	Baa1	1,091,000

1,245	MetLife Inc.	5.250%	N/A (6)	BBB	1,294,476

1,395	Principal Financial Group	4.700%	5/15/55	Baa2	1,428,480

1,500	Prudential Financial Inc.	5.200%	3/15/44	BBB+	1,597,500
5,140	Total Insurance				5,411,456
$19,441	Total $1,000 Par (or similar) Institutional Preferred (cost $19,368,188)				20,694,193

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 5.3%

$20,415	United States Treasury Notes	1.750%	9/30/22	Aaa	$20,003,455
$20,415	Total U.S. Government and Agency Obligations (cost $20,140,373)				20,003,455

56	NUVEEN

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		CONTINGENT CAPITAL SECURITIES – 1.8% (7)

		Banks – 1.1%

$770		Australia and New Zealand Banking Group Limited of the United Kingdom, 144A	6.750%	N/A (6)	Baa2	$875,875

1,525		Nordea Bank AB, 144A	6.125%	N/A (6)	BBB	1,641,663

590		Standard Chartered PLC, 144A	7.500%	N/A (6)	Ba1	638,675

1,125		Westpac Banking Corp.	5.000%	N/A (6)	Baa2	1,121,646
4,010		Total Banks				4,277,859

		Capital Markets – 0.3%

1,000		UBS Group AG, Reg S	7.125%	N/A (6)	BBB–	1,061,800

		Diversified Financial Services – 0.4%

1,175		BNP Paribas, 144A	7.375%	N/A (6)	BBB–	1,357,125
$6,185		Total Contingent Capital Securities (cost $6,377,589)				6,696,784

Principal Amount (000) (8)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		SOVEREIGN DEBT – 1.6%

		Egypt – 0.2%

$680		Arab Republic of Egypt, 144A	6.125%	1/31/22	B	$711,314

		Germany – 1.0%

3,100	EUR	Deutschland Republic, Reg S	0.250%	2/15/27	Aaa	3,684,326

		Honduras – 0.2%

700		Honduras Government, 144A	8.750%	12/16/20	BB–	784,315

		Sri Lanka – 0.2%

700		Republic of Sri Lanka, 144A	6.125%	6/03/25	B+	739,934
		Total Sovereign Debt (cost $5,671,675)				5,919,889

Principal Amount (000)		Description (1)	Optional Call Provisions (9)		Ratings (2)	Value

		MUNICIPAL BONDS – 0.2%

		Georgia – 0.2%

$750		Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project P Bonds, Refunding Taxable Build America Bonds Series 2010A, 7.055%, 4/01/57	No Opt. Call		A–	$926,745
$750		Total Municipal Bonds (cost $816,061)				926,745
		Total Long-Term Investments (cost $358,506,507)				367,060,535

NUVEEN	57

Nuveen Core Plus Bond Fund (continued)

Portfolio of Investments	December 31, 2017 (Unaudited)

Shares	Description (1)	Coupon	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 0.6%

	Money Market Funds – 0.6%

2,110,300	First American Government Obligations Fund, Class X, (10)	1.196% (11)	$2,110,300
	Total Investments Purchased with Collateral from Securities Lending (cost $2,110,300)		2,110,300

Shares	Description (1)	Coupon	Value

	SHORT-TERM INVESTMENTS – 9.0%

	Money Market Funds – 9.0%

33,679,639	First American Treasury Obligations Fund, Class Z	1.181% (11)	$33,679,639
	Total Short-Term Investments (cost $33,679,639)		33,679,639
	Total Investments (cost $394,296,446) – 107.8%		402,850,474
	Other Assets Less Liabilities – (7.8)% (12)		(29,213,824)
	Net Assets – 100%		$373,636,650

Investments in Derivatives

Forward Foreign Currency Contracts

Currency Purchased	Notional Amount (Local Currency)	Currency Sold	Notional Amount (Local Currency)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
U.S. Dollar	3,631,749	Euro	3,065,000	Bank of America, N.A.	2/13/18	$(55,933)

Credit Default Swaps – OTC Cleared

Referenced Entity	Buy/Sell Protection (13)	Notional Amount	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Maturity Date	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
Markit CDX.NA.HY.29	Buy	3,410,000	5.000%	Quarterly	12/20/22	$(288,107)	$(262,243)	$(25,864)	$4,032

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount*	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S Treasury 5-Year Note	Long	44	3/18	$5,139,512	$5,111,218	$(28,294)	$4,125
U.S Treasury 10-Year Note	Short	(75)	3/18	(9,301,404)	(9,303,516)	(2,112)	(11,480)
U.S. Treasury Long Bond	Long	24	3/18	3,685,237	3,672,000	(13,237)	6,750
U.S. Treasury Ultra Bond	Long	66	3/18	11,012,088	11,065,313	53,225	28,875
Total				$10,535,433	$10,545,015	$9,582	$28,270
Total receivable for variation margin on futures contracts							$39,750
Total payable for variation margin on futures contracts							$(11,480)
*	The aggregate notional amount of long and short positions is $19,836,837 and $(9,301,404), respectively.

58	NUVEEN

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(4)	Principal Amount (000) rounds to less than $1,000.

(5)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $2,029,859.

(6)	Perpetual security. Maturity date is not applicable.

(7)	Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(8)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(9)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(10)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(11)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(12)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(13)	The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

EUR	Euro

LIBOR	London Inter-Bank Offered Rate

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

TBA	To be announced. Maturity date not known prior to settlement of this transaction.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

NUVEEN	59

Nuveen High Income Bond Fund

Portfolio of Investments	December 31, 2017 (Unaudited)

Principal Amount (000) (1)	Description (2)	Coupon	Maturity	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 95.6%

	CORPORATE BONDS – 81.3%

	Aerospace & Defense – 1.6%

$2,500	Bombardier Inc., 144A	7.500%	3/15/25	B	$2,518,750

1,500	Kratos Defense & Security Solutions Inc., 144A	6.500%	11/30/25	B	1,560,000

1,500	StandardAero Aviation Holdings Inc., 144A	10.000%	7/15/23	B–	1,642,500
	Total Aerospace & Defense				5,721,250

	Airlines – 1.2%

2,000	Virgin Australia Holdings Limited, 144A	7.875%	10/15/21	B–	2,060,000

2,425	VistaJet Malta Finance PLC, 144A	7.750%	6/01/20	B–	2,255,250
	Total Airlines				4,315,250

	Banks – 0.6%

1,850	Curo Financial Technologies Corporation, 144A, (4)	12.000%	3/01/22	B–	2,035,000

	Building Products – 0.8%

809	Corporativo Javer S.A. de C.V, 144A	9.875%	4/06/21	BB–	835,293

2,000	NWH Escrow Corporation, 144A	7.500%	8/01/21	B–	1,840,000
	Total Building Products				2,675,293

	Chemicals – 3.2%

1,500	CF Industries Inc.	5.375%	3/15/44	BB+	1,481,250

1,500	CVR Partners LP / CVR Nitrogen Finance Corp., 144A	9.250%	6/15/23	B+	1,614,375

2,500	FXI Holdings, Inc., 144A	7.875%	11/01/24	B	2,494,500

2,000	NOVA Chemicals Corporation, 144A	5.250%	8/01/23	BBB–	2,057,500

1,550	Rayonier AM Products Inc., 144A	5.500%	6/01/24	BB–	1,544,188

2,000	Tronox Finance LLC, 144A	7.500%	3/15/22	B–	2,090,000
	Total Chemicals				11,281,813

	Commercial Services & Supplies – 2.1%

2,000	ADT Corporation	6.250%	10/15/21	BB–	2,190,000

1,000	APX Group, Inc.	7.625%	9/01/23	Caa2	1,057,500

1,800	Arch Merger Sub Inc., 144A	8.500%	9/15/25	B–	1,665,000

2,375	R.R. Donnelley & Sons Company	7.875%	3/15/21	B	2,470,000
	Total Commercial Services & Supplies				7,382,500

	Construction & Engineering – 1.1%

2,500	HC2 Holdings, Inc., 144A	11.000%	12/01/19	B–	2,540,625

1,500	Michael Baker Holdings LLC Finance Corporation, 144A	8.750%	3/01/23	Caa1	1,451,250
	Total Construction & Engineering				3,991,875

60	NUVEEN

Principal Amount (000) (1)	Description (2)	Coupon	Maturity	Ratings (3)	Value

	Consumer Finance – 1.3%

$2,000	Enova International, Inc., 144A	8.500%	9/01/24	B–	$2,050,000

1,018	Enova International, Inc.	9.750%	6/01/21	B–	1,076,535

1,500	Navient Corporation	5.500%	1/25/23	BB	1,496,250
	Total Consumer Finance				4,622,785

	Containers & Packaging – 0.6%

2,000	Ardagh Packaging Finance PLC and Ardagh MP Holdings USA, Inc., 144A	4.625%	5/15/23	BB	2,040,000

	Diversified Consumer Services – 0.6%

1,100	Jones Group Inc.	6.125%	11/15/34	Ca	110,000

2,000	Weight Watchers International Inc., 144A	8.625%	12/01/25	B3	2,090,000
	Total Diversified Consumer Services				2,200,000

	Diversified Financial Services – 2.5%

2,470	CNG Holdings Inc., 144A	9.375%	5/15/20	CCC	2,395,900

2,250	Hexion 2 US Financial Corp., 144A, (4)	13.750%	2/01/22	CCC	1,845,000

2,000	Jefferies Finance LLC Corporation, 144A	7.250%	8/15/24	BB–	2,052,500

2,200	Stoneway Capital Corporation, 144A	10.000%	3/01/27	B	2,339,260
	Total Diversified Financial Services				8,632,660

	Diversified Telecommunication Services – 5.5%

2,350	Consolidated Communications Finance Company	6.500%	10/01/22	B–	2,115,000

2,000	Embarq Corporation	7.995%	6/01/36	BB	1,945,000

3,425	GCI Inc.	6.875%	4/15/25	BB–	3,647,625

1,500	Inelsat Connect Finance SA, 144A, (4)	12.500%	4/01/22	CCC–	1,312,500

2,900	Level 3 Financing Inc.	5.250%	3/15/26	BB	2,846,495

2,000	Telenet Finance Luxembourg Notes Sarl, 144A, Reg S	5.500%	3/01/28	BB	1,987,186

1,164	Windstream Corporation, (4)	7.750%	10/15/20	B	983,580

4,014	Xplornet Communications, Inc., 144A, (cash 9.625%, PIK 10.625%)	9.625%	6/01/22	CCC	4,204,173
	Total Diversified Telecommunication Services				19,041,559

	Electric Utilities – 0.4%

1,350	ACWA Power Management And Investment One Ltd, 144A	5.950%	12/15/39	BBB–	1,381,995

1,000	Texas Competitive Electric Holdings Co LLC / TCEH Finance, Inc., 144A	11.500%	10/01/20	N/R	7,500
	Total Electric Utilities				1,389,495

	Electrical Equipment – 0.8%

2,750	Park Aerospace Holdings Limited, 144A	5.500%	2/15/24	BB	2,729,375

	Energy Equipment & Services – 1.6%

2,750	Ensco PLC, (4)	4.500%	10/01/24	BB–	2,310,000

1,275	Murray Energy Corporation, 144A	11.250%	4/15/21	CCC	650,250

NUVEEN	61

Nuveen High Income Bond Fund (continued)

Portfolio of Investments	December 31, 2017 (Unaudited)

Principal Amount (000) (1)	Description (2)	Coupon	Maturity	Ratings (3)	Value

	Energy Equipment & Services (continued)

$1,170	Pacific Drilling V Limited, 144A, (5)	7.250%	12/01/18	N/R	$620,100

1,929	Parker Drilling Company	6.750%	7/15/22	B–	1,581,780

615	SAExploration Holdings Inc., 144A, (cash 10.000%, PIK 11.000%)	10.000%	4/14/19	N/R	390,712
	Total Energy Equipment & Services				5,552,842

	Equity Real Estate Investment Trusts – 1.3%

2,000	CBL & Associates LP, (4)	5.950%	12/15/26	BBB–	1,860,093

3,000	Communications Sales & Leasing Inc., 144A, (4)	7.125%	12/15/24	BB–	2,730,000
	Total Equity Real Estate Investment Trusts				4,590,093

	Food & Staples Retailing – 2.5%

2,400	Albertsons Cos LLC/Safeway Inc./New Albertson’s Inc./Albertson’s LLC, (4)	6.625%	6/15/24	B+	2,292,000

1,819	Albertson’s, Inc.	7.450%	8/01/29	B–	1,587,078

2,000	Pomegranate Merger Sub, Inc., 144A	9.750%	5/01/23	Caa1	1,240,000

1,500	Rite Aid Corporation, 144A, (4)	6.125%	4/01/23	B	1,353,750

1,250	Supervalu Inc., (4)	7.750%	11/15/22	B–	1,221,875

1,750	Tops Holding LLC / Tops Markets II Corporation, 144A	8.000%	6/15/22	CCC+	945,000
	Total Food & Staples Retailing				8,639,703

	Food Products – 1.2%

1,500	ESAL GmbH, 144A	6.250%	2/05/23	BB–	1,425,000

1,500	Marfrig Holding Europe BV, 144A	7.000%	3/15/24	BB–	1,505,625

1,200	Nova Austral SA, 144A, Reg S	8.250%	5/26/21	N/R	1,200,440
	Total Food Products				4,131,065

	Health Care Equipment & Supplies – 1.3%

3,375	Tenet Healthcare Corporation	6.000%	10/01/20	BB–	3,568,387

1,000	THC Escrow Corp III, 144A	5.125%	5/01/25	Ba3	975,000
	Total Health Care Equipment & Supplies				4,543,387

	Health Care Providers & Services – 1.5%

1,800	Community Health Systems, Inc., (4)	6.875%	2/01/22	CCC	1,035,000

1,775	HCA Inc.	5.250%	6/15/26	BBB–	1,881,500

2,000	Kindred Healthcare Inc.	8.000%	1/15/20	B–	2,166,900
	Total Health Care Providers & Services				5,083,400

	Health Care Technology – 0.7%

2,500	Exela Intermediate LLC / Exela Financial Inc., 144A	10.000%	7/15/23	B	2,431,250

	Hotels, Restaurants & Leisure – 3.4%

2,250	1011778 BC ULC/New Red Finance Inc., 144A	4.250%	5/15/24	Ba3	2,244,375

2,000	Carlson Travel, Inc., 144A	6.750%	12/16/23	B	1,810,000

2,000	CRC Escrow Issuer LLC, 144A	5.250%	10/15/25	B–	2,020,600

62	NUVEEN

Principal Amount (000) (1)		Description (2)	Coupon	Maturity	Ratings (3)	Value

		Hotels, Restaurants & Leisure (continued)

$1,500		Golden Nugget, Inc., 144A	8.750%	10/01/25	CCC+	$1,575,000

1,300		Grupo Posadas SAB de CV, 144A	7.875%	6/30/22	B+	1,342,250

1,500		MGM Growth Properties Operating Partnership LP / MGP Escrow Co-Issuer, Inc., 144A	4.500%	1/15/28	BB–	1,470,000

1,600	CAD	River Cree Enterprises LP, 144A	11.000%	1/20/21	B–	1,322,196
		Total Hotels, Restaurants & Leisure				11,784,421

		Household Durables – 1.6%

1,750		K. Hovnanian Enterprises Inc., 144A	10.000%	7/15/22	CCC+	1,925,000

2,200		New Home Company Inc.	7.250%	4/01/22	B–	2,304,500

1,500		William Lyon Homes Incorporated	5.875%	1/31/25	B+	1,531,875
		Total Household Durables				5,761,375

		Independent Power & Renewable Electricity Producers – 1.5%

1,000		GenOn Energy Inc., (5)	9.500%	10/15/18	N/R	795,000

1,000		NRG Energy Inc., 144A	5.750%	1/15/28	BB–	1,010,000

1,000		NRG Energy Inc.	7.250%	5/15/26	BB–	1,088,740

2,850		Talen Energy Supply LLC, (4)	6.500%	6/01/25	B+	2,315,625
		Total Independent Power & Renewable Electricity Producers				5,209,365

		Industrial Conglomerates – 0.2%

750		Techniplas, LLC, 144A	10.000%	5/01/20	B–	615,000

		Insurance – 0.3%

1,000		Genworth Financial Inc.	7.625%	9/24/21	B	977,500

		Internet Software & Services – 1.8%

2,720		Donnelley Financial Solutions, Inc.	8.250%	10/15/24	B	2,910,400

2,300		Inception Merger Sub Inc. / Rackspace Hosting Inc., 144A, (4)	8.625%	11/15/24	BB–	2,455,250

1,500		Sungard Availability Services Capital, Inc., 144A	8.750%	4/01/22	Caa2	926,250
		Total Internet Software & Services				6,291,900

		Leisure Products – 1.0%

1,750		Gateway Casinos & Entertainment Limited, 144A	8.250%	3/01/24	CCC+	1,872,500

1,500		Mattel Inc., 144A	6.750%	12/31/25	Ba2	1,520,175
		Total Leisure Products				3,392,675

		Machinery – 0.6%

2,050		Navistar International Corporation, 144A	6.625%	11/01/25	B–	2,138,929

		Marine – 1.1%

2,000		Eletson Holdings Inc., 144A	9.625%	1/15/22	CCC+	1,060,000

1,500		Navios Maritime Acquisition Corporation, 144A	8.125%	11/15/21	B	1,271,250

NUVEEN	63

Nuveen High Income Bond Fund (continued)

Portfolio of Investments	December 31, 2017 (Unaudited)

Principal Amount (000) (1)		Description (2)	Coupon	Maturity	Ratings (3)	Value

		Marine (continued)

$1,500		Navios Maritime Holdings Inc., 144A, (4)	11.250%	8/15/22	B–	$1,447,500
		Total Marine				3,778,750

		Media – 6.1%

2,500		Altice S.A, 144A	7.750%	5/15/22	B	2,450,000

1,000		CBS Radio, Inc., 144A, (4)	7.250%	11/01/24	B–	1,054,375

2,500		Dish DBS Corporation	5.875%	7/15/22	Ba3	2,512,500

925		iHeartCommunications, Inc.	11.250%	3/01/21	Caa1	659,063

1,950		iHeartCommunications, Inc.	7.250%	10/15/27	CC	526,500

1,750		Lee Enterprises Inc., 144A	9.500%	3/15/22	B2	1,811,250

2,200		McGraw-Hill Global Education Holdings, 144A, (4)	7.875%	5/15/24	BB+	2,172,500

2,000		Midcontinent Communications Finance Company, 144A	6.875%	8/15/23	B	2,122,500

2,000		Post Holdings Inc., 144A	5.625%	1/15/28	B	2,007,500

2,800		SFR Group SA, 144A	7.375%	5/01/26	B+	2,884,000

750		SiTV Inc., 144A	10.375%	7/01/19	CCC+	506,250

1,975	CAD	Videotron Limited, 144A	5.625%	6/15/25	BB	1,685,679

1,000		VTR Finance BV, 144A	6.875%	1/15/24	BB–	1,055,000
		Total Media				21,447,117

		Metals & Mining – 7.2%

3,450		Alcoa Nederland Holding BV, 144A	7.000%	9/30/26	BB+	3,872,625

2,000		Aleris International Inc., 144A	9.500%	4/01/21	B2	2,110,000

1,500		Cleveland-Cliffs Inc., 144A	4.875%	1/15/24	BB–	1,496,250

1,500		FMG Resources, 144A, (4)	5.125%	5/15/24	BB+	1,518,750

2,045		Hudbay Minerals, Inc., 144A	7.250%	1/15/23	B+	2,167,700

2,000		IAMGOLD Corporation, 144A	7.000%	4/15/25	B+	2,065,000

3,504		Northland Resources AB, 144A, Reg S, (5)	15.000%	7/15/19	N/R	35,044

1,583		Northland Resources AB, 144A, Reg S, (5)	4.000%	10/15/20	N/R	16

2,000		Northwest Acquisition/Dominion Finco Inc. , 144A	7.125%	11/01/22	BB	2,065,000

2,150		SunCoke Energy Partners LP / SunCoke Energy Partners Finance Corp., 144A	7.500%	6/15/25	BB–	2,246,750

2,630		Taseko Mines Limited, 144A	8.750%	6/15/22	B–	2,692,462

1,000		Teck Resources Limited, 144A	8.500%	6/01/24	BB+	1,130,000

2,000		United States Steel Corporation	6.875%	8/15/25	B	2,087,600

1,000		Warrior Met Coal LLC, 144A	8.000%	11/01/24	B–	1,032,500

1,050		Westmoreland Coal Co, 144A	8.750%	1/01/22	CCC	475,125
		Total Metals & Mining				24,994,822

		Multiline Retail – 0.3%

1,675		J.C. Penney Company Inc., (4)	7.400%	4/01/37	B+	1,080,375

64	NUVEEN

Principal Amount (000) (1)	Description (2)	Coupon	Maturity	Ratings (3)	Value

	Oil, Gas & Consumable Fuels – 12.7%

$2,834	Armstrong Energy Inc., (5)	11.750%	12/15/19	N/R	$446,355

2,625	Ascent Resources – Utica LLC / AEU Finance Corporation, 144A	10.000%	4/01/22	B–	2,815,312

2,150	Bellatrix Exploration Limited, 144A	8.500%	5/15/20	B+	2,031,750

2,500	California Resources Corporation, 144A, (4)	8.000%	12/15/22	CCC+	2,062,500

1,800	Calumet Specialty Products	6.500%	4/15/21	CCC+	1,791,000

1,500	Chesapeake Energy Corporation, 144A, (4)	8.000%	6/15/27	Caa1	1,440,000

1,000	Cloud Peak Energy Resources LLC and Cloud Peak Energy Finance Corporation	12.000%	11/01/21	B–	1,077,500

1,750	Denbury Resources Inc., 144A	9.000%	5/15/21	B	1,787,187

2,000	Denbury Resources Incorporated	4.625%	7/15/23	Caa3	1,280,000

2,000	DOF Subsea AS, 144A, Reg S	9.500%	3/14/22	N/R	1,760,438

2,675	Everest Acquisition LLC Finance	9.375%	5/01/20	Caa3	2,260,375

2,900	Genesis Energy LP	6.500%	10/01/25	BB–	2,943,500

831	Golden Close Maritime Corporation Limited, 144A, Reg S, (cash 10.000%, PIK 15.000%) (5)	8.000%	3/29/22	N/R	722,872

1,285	Martin Mid-Stream Partners LP Finance	7.250%	2/15/21	B–	1,297,850

2,704	Metro Exploration Holding Inc., (5)	11.500%	2/16/20	N/R	270

1,000	PBF Holding Company LLC	7.250%	6/15/25	BB	1,051,250

3,000	Peabody Energy Corporation, (6)	6.500%	9/15/20	N/R	—

1,000	Petrobras Global Finance BV	6.250%	3/17/24	BB	1,062,000

1,750	Petrobras Global Finance BV	7.375%	1/17/27	BB	1,926,750

2,000	Sanchez Energy Corporation, (4)	6.125%	1/15/23	B–	1,695,000

2,000	Shelf Drill Holdings Limited, 144A	9.500%	11/02/20	B2	2,037,500

2,800	Southwestern Energy Company	7.500%	4/01/26	BB	2,975,000

1,952	Talos Production LLC, 144A	9.750%	2/15/18	N/R	1,464,000

1,660	Teekay Corporation	8.500%	1/15/20	B+	1,689,050

2,000	Transocean Inc., 144A	9.000%	7/15/23	BB	2,162,500

1,500	Ultra Resources, Inc., 144A, (4)	7.125%	4/15/25	BB	1,496,250

1,648	W&T Offshore, Inc., (4)	8.500%	6/15/19	CC	1,557,360

1,500	Whiting Petroleum Corporation, 144A	6.625%	1/15/26	BB–	1,530,000
	Total Oil, Gas & Consumable Fuels				44,363,569

	Paper & Forest Products – 0.2%

781	Millar Western Forest Products Ltd	9.000%	5/01/22	N/R	788,810

	Real Estate Management & Development – 1.9%

2,612	Crescent Communities LLC, 144A	8.875%	10/15/21	B+	2,768,720

1,500	Hunt Companies Inc., 144A	9.625%	3/01/21	N/R	1,580,625

2,000	Mattamy Group Corporation, 144A	6.500%	10/01/25	BB	2,115,000
	Total Real Estate Management & Development				6,464,345

NUVEEN	65

Nuveen High Income Bond Fund (continued)

Portfolio of Investments	December 31, 2017 (Unaudited)

Principal Amount (000) (1)	Description (2)	Coupon	Maturity		Ratings (3)	Value

	Road & Rail – 0.9%

$1,115	Herc Rentals, Inc., 144A	7.500%	6/01/22		B+	$1,201,412

2,000	The Hertz Corporation, (4)	5.875%	10/15/20		B–	2,005,000
	Total Road & Rail					3,206,412

	Software – 0.6%

2,000	Olympus Merger Sub, Inc., 144A	8.500%	10/15/25		B3	1,975,000

180	SS&C Technologies Holdings, Inc.	5.875%	7/15/23		B+	189,900
	Total Software					2,164,900

	Specialty Retail – 2.0%

2,000	goeasy Ltd, 144A	7.875%	11/01/22		BB–	2,087,500

2,000	L Brands, Inc.	6.875%	11/01/35		BB+	2,020,000

1,571	Neiman Marcus Group Inc., 144A, (cash 8.750%, PIK 9.500%)	8.750%	10/15/21		Caa3	840,305

2,500	PetSmart, Inc., 144A	5.875%	6/01/25		Ba3	1,918,750
	Total Specialty Retail					6,866,555

	Technology Hardware, Storage & Peripherals – 1.1%

3,350	Western Digital Corporation	10.500%	4/01/24		BB+	3,881,813

	Transportation Infrastructure – 0.5%

1,900	Navigator Holdings Limited, 144A, Reg S	7.750%	2/10/21		N/R	1,833,800

	Wireless Telecommunication Services – 3.9%

1,500	Altice Financing SA, 144A	7.500%	5/15/26		BB–	1,597,500

1,900	C&W SR Financing Designated Activity Co, 144A	6.875%	9/15/27		BB–	1,990,250

750	Colombia Telecommunicaciones S.A. ESP, 144A	8.500%	N/A	(7)	B+	806,250

1,000	Digicel Limited, 144A	6.000%	4/15/21		B1	984,240

1,000	Millicom International Cellular SA, 144A, (4)	6.000%	3/15/25		BB+	1,062,500

4,150	Sprint Capital Corporation	6.875%	11/15/28		B+	4,175,938

2,250	UPC Holding BV, 144A	5.500%	1/15/28		B	2,188,125

960	Windstream Services LLC / Windstream Finance Corp., 144A, (4)	8.625%	10/31/25		BB	924,000
	Total Wireless Telecommunication Services					13,728,803
	Total Corporate Bonds (cost $297,137,208)					283,801,831

Principal Amount (000)	Description (2)	Coupon	Maturity		Ratings (3)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 2.6%

	Commercial Services & Supplies – 0.8%

$2,500	AerCap Global Aviation Trust, 144A	6.500%	6/15/45		BB	$2,731,250

	Electric Utilities – 0.1%

300	DCP Midstream Operating LP, 144A	5.850%	5/21/43		BB–	279,000

66	NUVEEN

Principal Amount (000)	Description (2)			Coupon	Maturity	Ratings (3)	Value

	Food Products – 1.3%

$2,000	Dairy Farmers of America Inc., 144A			7.125%	N/A (7)	Baa3	$2,205,000

2,000	Land O’ Lakes Incorporated, 144A			7.250%	N/A (7)	BB	2,180,000
4,000	Total Food Products						4,385,000

	Industrial Conglomerates – 0.0%

2,000	OAS Financial Limited, 144A, (5)			8.875%	N/A (7)	N/R	95,000

	Oil, Gas & Consumable Fuels – 0.4%

1,500	Plains All American Pipeline L.P, (4)			6.125%	N/A (7)	BB	1,497,750
$10,300	Total $1,000 Par (or similar) Institutional Preferred (cost $10,390,507)						8,988,000

Principal Amount (000)	Description (2)			Coupon	Maturity	Ratings (3)	Value

	CONTINGENT CAPITAL SECURITIES – 2.8% (8)

	Banks – 2.2%

$1,200	Banco Bilbao Vizcaya Argentaria S.A			6.125%	N/A (7)	Ba2	$1,237,500

3,000	Intesa Sanpaolo SpA, 144A			7.700%	N/A (7)	BB–	3,247,500

3,000	UniCredit SpA, Reg S			8.000%	N/A (7)	B+	3,283,332
7,200	Total Banks						7,768,332

	Capital Markets – 0.6%

2,000	Deutsche Bank AG, Reg S			6.250%	N/A (7)	BB–	1,994,280
$9,200	Total Contingent Capital Securities (cost $8,612,989)						9,762,612

Principal Amount (000)	Description (2)	Coupon (9)	Reference Rate (9)	Spread (9)	Maturity (10)	Ratings (3)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 2.7% (9)

	Containers & Packaging – 0.3%

$1,000	Packaging Coordinators Inc., Second Lien Term Loan	10.320%	3-Month LIBOR	8.750%	6/30/24	CCC+	$1,000,000

	Diversified Financial Services – 0.5%

1,749	Jill Acquisition LLC, First Lien Term Loan B	6.380%	3-Month LIBOR	5.000%	5/08/22	B	1,664,882

	Hotels, Restaurants & Leisure – 0.1%

297	Amaya BV, Second Lien Term Loan	8.693%	3-Month LIBOR	7.000%	7/29/22	B	299,102

	Independent Power & Renewable Electricity Producers – 0.3%

130	Empire Generating Company LLC, Term Loan C	5.630%	3-Month LIBOR	4.250%	3/13/21	B	109,239

1,319	Empire Generating Company LLC	5.630%	3-Month LIBOR	4.250%	3/13/21	B	1,104,905
1,449	Total Independent Power & Renewable Electricity Producers						1,214,144

	IT Services – 0.1%

500	Optiv Security Inc., Second Lien Term Loan	8.250%	3-Month LIBOR	7.250%	1/13/25	Caa1	450,625

NUVEEN	67

Nuveen High Income Bond Fund (continued)

Portfolio of Investments	December 31, 2017 (Unaudited)

Principal Amount (000)	Description (2)	Coupon (9)	Reference Rate (9)	Spread (9)	Maturity (10)	Ratings (3)	Value

	Oil, Gas & Consumable Fuels – 0.3%

$2,493	Fieldwood Energy LLC, Second Lien Term Loan, (5)	8.818%	3-Month LIBOR	7.125%	9/30/20	Ca	$870,333

	Paper & Forest Products – 0.2%

684	Verso Paper Holdings LLC, First Lien Term Loan	12.472%	3-Month LIBOR	11.000%	10/14/21	BB	703,243

	Professional Services – 0.9%

2,000	Sedgwick Claims Management Service Inc., Second Lien Term Loan	7.319%	3-Month LIBOR	5.750%	2/28/22	CCC+	2,017,500

1,000	Sedgwick Claims Management Service Inc., Second Lien Term Loan	7.229%	3-Month LIBOR	5.750%	2/28/22	CCC+	1,010,000
3,000	Total Professional Services						3,027,500
$11,172	Total Variable Rate Senior Loan Interests (cost $10,370,551)						9,229,829

Shares	Description (2)						Value

	COMMON STOCKS – 1.9%

	Building Products – 0.0%

527	Dayton Superior Corporation, (6), (11)						$30,195

585	Dayton Superior, (6)						33,550
	Total Building Products						63,745

	Capital Markets – 0.0%

2,293	Adamas Finance Asia Limited, (11)						1,731

10,000	Och-Ziff Capital Management Group, Class A Shares						25,000
	Total Capital Markets						26,731

	Electric Utilities – 0.5%

40,000	Exelon Corporation						1,576,400

	Energy Equipment & Services – 0.0%

1,644	Key Energy Services Inc., (4), (11)						19,388

	Independent Power & Renewable Electricity Producers – 0.4%

46,774	Dynegy Inc., (11)						554,272

41,625	Vistra Energy Corporation, (11)						762,570
	Total Independent Power & Renewable Electricity Producers						1,316,842

	Metals & Mining – 0.0%

499,059	Northland Resources SA, (6), (11)						1,497

	Multi-Utilities – 0.2%

10,000	Dominion Resources, Inc.						810,584

68	NUVEEN

Shares	Description (2)			Value

	Oil, Gas & Consumable Fuels – 0.8%

13,200	Arch Coal Inc.			$1,229,712

50,119	Connacher Oil and Gas Limited, (11), (12)			5

19,121	Golden Close Maritime Corporation Limited, (11), (12)			4,657

37,000	Peabody Energy Corporation, (11)			1,456,690

4,145	Penn Virginia Corporation, (11)			162,121
	Total Oil, Gas & Consumable Fuels			2,853,185
	Total Common Stocks (cost $7,355,720)			6,668,372

Shares	Description (2), (13)			Value

	INVESTMENT COMPANIES – 1.9%

12,000	Adams Natural Resources Fund Inc., (4)			$238,080

80,000	Blackrock Credit Allocation Income Trust IV			1,065,600

63,807	First Trust Strategic High Income Fund II			821,196

7,000	Gabelli Global Gold Natural Resources and Income Trust			36,470

147,500	Invesco Dynamic Credit Opportunities Fund			1,727,225

72,500	Pimco Income Strategy Fund			846,800

63,000	Pioneer Floating Rate Trust			722,610

44,421	Western Asset Emerging Market Debt Fund Incorporated			690,747

34,351	WhiteHorse Finance Incorporated			460,990
	Total Investment Companies (cost $6,263,777)			6,609,718

Shares	Description (2)	Coupon	Ratings (3)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 1.8%

	Equity Real Estate Investment Trusts – 0.8%

60,000	Colony Northstar, Inc.	7.500%	N/R	$1,509,000

50,960	Colony Northstar, Inc.	7.125%	N/R	1,274,509
	Total Equity Real Estate Investment Trusts			2,783,509

	Food Products – 0.3%

34,685	CHS Inc.	6.750%	N/R	918,112

	Household Durables – 0.1%

63,610	Hovnanian Enterprises Incorporated	7.625%	Ca	490,433

	Insurance – 0.2%

27,310	AmTrust Financial Services Inc.	7.250%	N/R	596,997

	Oil, Gas & Consumable Fuels – 0.4%

60,000	Nustar Energy LP, (4)	8.500%	Ba3	1,491,000
	Total $25 Par (or similar) Retail Preferred (cost $6,511,987)			6,280,051

NUVEEN	69

Nuveen High Income Bond Fund (continued)

Portfolio of Investments	December 31, 2017 (Unaudited)

Shares	Description (2)	Coupon		Ratings (3)	Value

	CONVERTIBLE PREFERRED SECURITIES – 0.6%

	Multi-Utilities – 0.3%

20,000	DTE Energy Company	5.000%		N/R	$1,079,200

	Oil, Gas & Consumable Fuels – 0.3%

29,700	Anadarko Petroleum Corporation	7.500%		N/R	1,029,402
	Total Convertible Preferred Securities (cost $2,172,454)				2,108,602

Shares	Description (2)				Value

	WARRANTS – 0.0%

	Energy – 0.0%

336,891	Iona Energy Inc., (6)				$—

	Telecommunication Services – 0.0%

6,707	FairPoint Communications Inc., (12)				34

	Transportation – 0.0%

8,907	Jack Cooper Enterprises, Warrants, 144A, (6)				—
	Total Warrants (cost $0)				34

Principal Amount (000)	Description (2)	Coupon	Maturity	Ratings (3)	Value

	CONVERTIBLE BONDS – 0.0%

	Oil, Gas & Consumable Fuels – 0.0%

$123	Golden Close Maritime Corporation Limited	0.000%	3/29/22	N/R	$19
$123	Total Convertible Bonds (cost $46)				19
	Total Long-Term Investments (cost $348,815,239)				333,449,068

Shares	Description (2)	Coupon			Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 9.3%

	Money Market Funds – 9.3%

32,559,058	First American Government Obligations Fund, Class X, (14)	1.196% (15)			$32,559,058
	Total Investments Purchased with Collateral from Securities Lending (cost $32,559,058)				32,559,058

Shares	Description (2)	Coupon			Value

	SHORT-TERM INVESTMENTS – 3.4%

	Money Market Funds – 3.4%

11,637,062	First American Treasury Obligations Fund, Class Z	1.181% (15)			$11,637,062
	Total Short-Term Investments (cost $11,637,062)				11,637,062
	Total Investments (cost $393,011,359) – 108.3%				377,645,188
	Other Assets Less Liabilities – (8.3)% (16)				(28,859,741)
	Net Assets – 100%				$348,785,447

70	NUVEEN

Investments in Derivatives

Forward Foreign Currency Contracts

Currency Purchased	Notional Amount (Local Currency)	Currency Sold	Notional Amount (Local Currency)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Canadian Dollar	1,440,000	U.S. Dollar	1,120,161	Goldman Sachs Bank USA	1/16/18	$25,788
U.S. Dollar	841,441	Canadian Dollar	1,080,000	Goldman Sachs Bank USA	1/16/18	(18,020)
U.S. Dollar	3,334,670	Canadian Dollar	4,243,000	Goldman Sachs Bank USA	1/16/18	(41,901)
Total						(34,133)
Total unrealized appreciation on forward foreign currency contracts						$25,788
Total unrealized depreciation on forward foreign currency contracts						$(59,921)

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S Treasury 10-Year Note	Long	18	3/18	$2,247,514	$2,232,844	$(14,670)	$3,656

NUVEEN	71

Nuveen High Income Bond Fund (continued)

Portfolio of Investments	December 31, 2017 (Unaudited)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(2)	All percentages shown in the Portfolio of Investments are based on net assets.

(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $31,071,317.

(5)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(6)	Investment valued at fair value using methods determined in good faith by, or at the discretion, of the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(7)	Perpetual security. Maturity date is not applicable.

(8)	Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(9)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(10)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(11)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(12)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(13)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(14)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(15)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(16)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

CAD	Canadian Dollar

PIK	Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

See accompanying notes to financial statements.

72	NUVEEN

Nuveen Inflation Protected Securities Fund

Portfolio of Investments	December 31, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 98.4%

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 86.8%

$5,964	U.S. Treasury Bonds	3.875%	4/15/29	Aaa	$8,136,949

1,105	U.S. Treasury Bonds	2.250%	8/15/46	Aaa	995,631

3,760	U.S. Treasury Bonds	0.875%	2/15/47	Aaa	3,914,235

2,790	U.S. Treasury Bonds	3.000%	5/15/47	Aaa	2,930,082

400	U.S. Treasury Bonds, (3)	2.750%	11/15/47	Aaa	400,206

3,185	U.S. Treasury Inflation Indexed Obligations	0.125%	4/15/18	Aaa	3,181,430

8,421	U.S. Treasury Inflation Indexed Obligations	0.125%	4/15/19	Aaa	8,403,479

2,470	U.S. Treasury Inflation Indexed Obligations	1.375%	1/15/20	Aaa	2,534,627

34,022	U.S. Treasury Inflation Indexed Obligations	0.125%	4/15/20	Aaa	33,958,586

3,048	U.S. Treasury Inflation Indexed Obligations	1.250%	7/15/20	Aaa	3,148,076

21,537	U.S. Treasury Inflation Indexed Obligations	1.125%	1/15/21	Aaa	22,185,401

32,096	U.S. Treasury Inflation Indexed Obligations	0.125%	4/15/21	Aaa	31,973,012

12,597	U.S. Treasury Inflation Indexed Obligations	0.625%	7/15/21	Aaa	12,842,771

28,335	U.S. Treasury Inflation Indexed Obligations	0.125%	1/15/22	Aaa	28,230,654

22,593	U.S. Treasury Inflation Indexed Obligations	0.125%	4/15/22	Aaa	22,440,454

19,189	U.S. Treasury Inflation Indexed Obligations	0.125%	7/15/22	Aaa	19,170,536

29,403	U.S. Treasury Inflation Indexed Obligations	0.125%	1/15/23	Aaa	29,187,122

16,747	U.S. Treasury Inflation Indexed Obligations	0.375%	7/15/23	Aaa	16,880,197

23,754	U.S. Treasury Inflation Indexed Obligations	0.625%	1/15/24	Aaa	24,181,779

11,666	U.S. Treasury Inflation Indexed Obligations	0.125%	7/15/24	Aaa	11,535,059

58,126	U.S. Treasury Inflation Indexed Obligations	0.250%	1/15/25	Aaa	53,513,364

4,393	U.S. Treasury Inflation Indexed Obligations	2.000%	1/15/26	Aaa	4,944,490

55,107	U.S. Treasury Inflation Indexed Obligations	0.625%	1/15/26	Aaa	56,023,929

18,502	U.S. Treasury Inflation Indexed Obligations	0.125%	7/15/26	Aaa	18,090,331

4,587	U.S. Treasury Inflation Indexed Obligations	2.375%	1/15/27	Aaa	5,369,808

10,467	U.S. Treasury Inflation Indexed Obligations	0.375%	1/15/27	Aaa	10,398,363

3,933	U.S. Treasury Inflation Indexed Obligations	0.375%	7/15/27	Aaa	3,914,406

1,760	U.S. Treasury Inflation Indexed Obligations	1.750%	1/15/28	Aaa	1,979,816

1,563	U.S. Treasury Inflation Indexed Obligations	3.625%	4/15/28	Aaa	2,052,381

2,866	U.S. Treasury Inflation Indexed Obligations	2.500%	1/15/29	Aaa	3,479,712

3,652	U.S. Treasury Inflation Indexed Obligations	2.125%	2/15/40	Aaa	4,757,917

5,682	U.S. Treasury Inflation Indexed Obligations	2.125%	2/15/41	Aaa	7,455,082

20,064	U.S. Treasury Inflation Indexed Obligations	0.750%	2/15/42	Aaa	20,289,540

21,586	U.S. Treasury Inflation Indexed Obligations	0.625%	2/15/43	Aaa	21,154,702

4,958	U.S. Treasury Inflation Indexed Obligations	1.375%	2/15/44	Aaa	5,732,937

NUVEEN	73

Nuveen Inflation Protected Securities Fund (continued)

Portfolio of Investments	December 31, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)

$11,894	U.S. Treasury Inflation Indexed Obligations	0.750%	2/15/45	Aaa	$11,973,630

19,789	U.S. Treasury Notes	0.375%	7/15/25	Aaa	19,830,750
$532,011	Total U.S. Government and Agency Obligations (cost $531,462,177)				537,191,444

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 8.3%

$3,000	Bank of America Commercial Mortgage Inc. , Commercial Mortgage Pass-Through Certificates, Series 2015-UBS7	3.167%	9/15/48	BBB–	$2,457,870

2,000	Cabela’s Master Credit Card Trust, Series 2013-2A A2, 144A	2.170%	8/16/21	AAA	2,003,962

2,208	Carmax Auto Owners Trust, Series 2016-4	1.210%	11/15/19	Aaa	2,203,784

2,654	Colony American Homes Trust 2014-1A, 144A, (1-Month LIBOR reference rate + 1.150% spread), (4)	2.709%	5/17/31	Aaa	2,661,103

899	Commercial Mortgage Pass Through Certificates Series 2012-CR4	1.801%	10/15/45	AAA	898,274

2,820	DB Master Finance LLC, Series 2015-1A, 144A	3.980%	2/20/45	BBB	2,878,657

2,968	Dominos Pizza Master Issuer LLC, Series 2017-1A, 144A	3.082%	7/25/47	BBB+	2,934,979

2,205	Driven Brands Funding LLC, HONK 2015-1A, 144A	5.216%	7/20/45	BBB–	2,278,448

1,550	Finance of America Structured Security Trust, Series 2017-HB1, 144A	3.624%	11/25/27	Baa2	1,546,822

2,809	Flagstar Mortgage Trust, Series 2017-2, 144A	3.500%	10/25/47	Aaa	2,839,360

2,050	Goldman Sachs Mortgage Securities Trust, Mortgage Pass Through Certificates, Series 2015-GC32	3.345%	7/10/48	BBB–	1,695,652

629	Honor Automobile Trust, Series 2016-1A, 144A	2.940%	11/15/19	A	631,023

1,429	Invitation Homes Trust 2017-SFR3, 144A (1-Month LIBOR reference rate + 0.850% spread), (4)	2.406%	12/17/36	Aaa	1,433,590

2,743	Jimmy Johns Funding LLC, Series 2017-1A, 144A	3.610%	7/30/47	BBB	2,753,686

2,230	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C16, 144A	4.755%	6/15/47	BBB–	1,964,849

2,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, 144A	4.241%	4/15/48	BBB–	1,724,354

1,500	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25	3.068%	10/15/48	BBB–	1,217,472

2,350	New Residential Advance Receivable Trust , Series 2016-T1, 144A	4.377%	6/15/49	BBB	2,349,823

1,000	New Residential Advance Receivable Trust Series 2016-T2, 144A	4.005%	10/15/49	BBB	992,596

2,565	New Residential Advance Receivable Trust, Series 2017-T1, 144A	4.002%	2/15/51	BBB	2,551,381

2,529	New Residential Mortgage Loan Trust, Mortgage Pass Through Certificates, Series 2017-6A, 144A	4.000%	8/27/57	Aaa	2,594,608

447	OneMain Direct Auto Receivables Trust, Series 2016-1, 144A	2.040%	1/15/21	Aaa	446,745

1,488	Sequoia Mortgage Trust, Mortgage Pass Through Certificates, Series 2017-CH2, 144A	4.000%	12/25/47	Aaa	1,514,714

3,190	Shellpoint Co-Originator Trust, Series 2017-2, 144A	3.500%	10/25/47	Aaa	3,271,080

2,000	TCF Auto Receivables Owner trust, Series 2015-2A, 144A	2.550%	4/15/21	AAA	2,002,067

1,580	Wells Fargo Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-C30, 144A	4.497%	9/15/58	BBB–	1,419,700
$52,843	Total Asset-Backed and Mortgage-Backed Securities (cost $50,748,832)				51,266,599

74	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 2.5%

	Airlines – 0.1%

$354	American Airlines Inc., Pass Through Trust 2013-2B	5.600%	7/15/20	BBB–	$365,537

	Auto Components – 0.1%

300	American & Axle Manufacturing Inc., (3)	6.625%	10/15/22	BB–	311,250

300	Tenneco Inc.	5.375%	12/15/24	BB+	314,250
600	Total Auto Components				625,500

	Automobiles – 0.1%

465	General Motors Corporation	4.000%	4/01/25	BBB	477,420

	Banks – 0.0%

170	CIT Group Inc.	5.000%	8/01/23	BB+	181,050

	Building Products – 0.0%

250	Owens Corning Incorporated	4.200%	12/15/22	BBB	262,104

	Chemicals – 0.1%

515	CF Industries Inc., (3)	3.450%	6/01/23	BB+	507,919

250	NOVA Chemicals Corporation, 144A	5.250%	8/01/23	BBB–	257,187
765	Total Chemicals				765,106

	Commercial Services & Supplies – 0.1%

512	Covanta Energy Corporation, Synthetic Letter of Credit	6.375%	10/01/22	B1	523,520

400	R.R. Donnelley & Sons Company	7.875%	3/15/21	B	416,000
912	Total Commercial Services & Supplies				939,520

	Construction & Engineering – 0.1%

500	AECOM Technology Corporation	5.750%	10/15/22	BB	521,250

	Construction Materials – 0.1%

300	Cemex SAB de CV, 144A	5.700%	1/11/25	BB	316,500

130	Norbord Inc., 144A	5.375%	12/01/20	BB+	137,150
430	Total Construction Materials				453,650

	Containers & Packaging – 0.0%

175	Graphic Packaging International Inc.	4.875%	11/15/22	BB+	185,938

	Diversified Telecommunication Services – 0.1%

400	CenturyLink Inc.	5.625%	4/01/20	BB	403,000

200	CenturyLink Inc., (3)	6.750%	12/01/23	BB	196,000
600	Total Diversified Telecommunication Services				599,000

	Equity Real Estate Investment Trusts – 0.6%

200	Realogy Group LLC / Realogy Co-Issuer Corporation, 144A	5.250%	12/01/21	B+	207,500

3,060	SBA Tower Trust, 144A	3.598%	4/15/43	BBB	3,058,575

400	Vereit Operating Partnership LP	3.000%	2/06/19	BBB–	401,895
3,660	Total Equity Real Estate Investment Trusts				3,667,970

NUVEEN	75

Nuveen Inflation Protected Securities Fund (continued)

Portfolio of Investments	December 31, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Health Care Providers & Services – 0.4%

$200	Community Health Systems, Inc., (3)	5.125%	8/01/21	Ba3	$180,000

500	HCA Inc.	4.250%	10/15/19	BBB–	510,625

1,715	Mayo Clinic Rochester	3.774%	11/15/43	AA	1,736,505
2,415	Total Health Care Providers & Services				2,427,130

	Hotels, Restaurants & Leisure – 0.1%

475	1011778 BC ULC/New Red Finance Inc., 144A	4.250%	5/15/24	Ba3	473,812

	Media – 0.1%

200	Charter Communications, CCO Holdings LLC	5.125%	2/15/23	BB+	204,500

300	Dish DBS Corporation	4.250%	4/01/18	Ba3	301,125

200	SFR Group SA, 144A	6.000%	5/15/22	B+	202,500
700	Total Media				708,125

	Metals & Mining – 0.2%

470	Freeport McMoRan, Inc.	3.875%	3/15/23	BB+	467,650

550	Hudbay Minerals, Inc., 144A	7.250%	1/15/23	B+	583,000
1,020	Total Metals & Mining				1,050,650

	Oil, Gas & Consumable Fuels – 0.0%

150	Targa Resources Inc.	4.250%	11/15/23	BB–	148,312

	Road & Rail – 0.1%

375	The Hertz Corporation, 144A	7.625%	6/01/22	BB–	392,813

	Technology Hardware, Storage & Peripherals – 0.1%

500	NCR Corporation	5.000%	7/15/22	BB	508,750

	Wireless Telecommunication Services – 0.1%

200	Softbank Corporation, 144A	4.500%	4/15/20	BB+	204,306

200	Sprint Communications Inc., 144A	7.000%	3/01/20	BB	214,000

400	Telecom Italia SpA, 144A	5.303%	5/30/24	BBB–	427,000
800	Total Wireless Telecommunication Services				845,306
$15,316	Total Corporate Bonds (cost $15,407,385)				15,598,943

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SOVEREIGN DEBT – 0.5%

	Tunisia – 0.5%

$3,000	Tunisia Government AID Bonds	1.416%	8/05/21	N/R	$2,900,700
$3,000	Total Sovereign Debt (cost $3,000,000)				2,900,700

76	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (5)	Ratings (2)	Value

	MUNICIPAL BONDS – 0.3%

	National – 0.3%

$1,500	Quebec Province, 7.500%, 7/15/23	No Opt. Call	Aa2	$1,850,871
$1,500	Total Municipal Bonds (cost $1,839,223)			1,850,871

Shares	Description (1)	Coupon	Ratings (2)	Value

	CONVERTIBLE PREFERRED SECURITIES – 0.0%

	Banks – 0.0.%

200	Bank of America Corporation	7.250%	BBB–	$263,800
	Total Convertible Preferred Securities (cost $174,350)			263,800
	Total Long-Term Investments (cost $602,631,967)			609,072,357

Shares	Description (1)	Coupon		Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 0.3%

	Money Market Funds – 0.3%

1,642,688	First American Government Obligations Fund, Class X, (7)	1.196% (6)		$1,642,688
	Total Investments Purchased with Collateral from Securities Lending (cost $1,642,688)			1,642,688

Shares	Description (1)	Coupon		Value

	SHORT-TERM INVESTMENTS – 1.3%

	Money Market Funds – 1.3%

8,108,769	First American Treasury Obligations Fund, Class Z	1.181% (6)		$8,108,769
	Total Short-Term Investments (cost $8,108,769)			8,108,769
	Total Investments (cost $612,383,424) – 100.0%			618,823,814
	Other Assets Less Liabilities – 0.0% (8)			300,311
	Net Assets – 100%			$619,124,125

Investments in Derivatives

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount*	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 2-Year Note	Long	112	3/18	$24,026,135	$23,980,250	$(45,885)	$7,000
U.S. Treasury 5-Year Note	Short	(188)	3/18	(21,912,757)	(21,838,844)	73,913	(15,275)
U.S. Treasury Long Bond	Short	(61)	3/18	(9,303,108)	(9,333,000)	(29,892)	(17,156)
U.S. Treasury Ultra 10-Year Note	Short	(53)	3/18	(7,106,208)	(7,078,812)	27,396	(14,906)
U.S. Treasury Ultra Bond	Long	51	3/18	8,495,007	8,550,469	55,462	22,203
Total				$(5,800,931)	$(5,719,937)	$80,994	$(18,134)
Total receivable for variation margin on futures contracts							$29,203
Total payable for variation margin on futures contracts							$(47,337)
*	The aggregate notional amount of long and short positions is $24,026,135 and $(29,827,066), respectively.

NUVEEN	77

Nuveen Inflation Protected Securities Fund (continued)

Portfolio of Investments	December 31, 2017 (Unaudited)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $1,595,375.

(4)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(5)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(6)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(7)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(8)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

LIBOR	London Inter-Bank Offered Rate

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

78	NUVEEN

Nuveen Short Term Bond Fund

Portfolio of Investments	December 31, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 96.6%

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 46.4%

$2,020	321 Henderson Receivables LLC, Series 2005-1A, 144A (1-Month LIBOR reference rate + 0.230% spread), (3)	1.789%	11/15/40	AAA	$1,922,037

1,541	321 Henderson Receivables LLC, Series 2006-4A,144A, (1-Month LIBOR reference rate + 0.200% spread), (3)	1.759%	12/15/41	AAA	1,504,480

448	ACE Securities Corporation, Manufactured Housing Trust Series 2003-MH1, 144A	6.500%	8/15/30	AA	506,576

4,198	American Express Credit Account Master Trust, Series 2013-1 (1-Month LIBOR reference rate + 0.420% spread), (3)	1.979%	2/16/21	Aaa	4,205,956

2,700	American Express Credit Account Master Trust, Series 2017-6	2.040%	5/15/23	AAA	2,686,704

2,649	AmeriCold LLC Trust, Series 2010,144A, (1-Month LIBOR reference rate + 1.500% spread), (3)	3.059%	1/14/29	AAA	2,651,652

214	Amortizing Residential Collateral Trust Series 2002-BC4 M1 (1-Month LIBOR reference rate + 1.050% spread), (3)	2.611%	7/25/32	A3	214,239

2,739	Asset Backed Securities Corp Home Equity Loan Trust, Series 2002-HE1 (1-Month LIBOR reference rate + 1.650% spread), (3)	3.209%	3/15/32	BBB	2,723,103

2,915	Bank of the West Auto Trust, Series 2017-1, 144A	2.110%	1/15/23	AAA	2,899,025

3,000	Barclays Commercial Mortgage, Mortgage Pass-Through Certificates, Series 2015-STP, 144A	4.284%	9/10/28	A–	3,062,691

2,375	Cabela’s Master Credit Card Trust, Series 2014-2 (1-Month LIBOR reference rate + 0.450% spread), (3)	2.009%	7/15/22	AAA	2,383,109

2,557	California Republic Auto Receivables Trust, Series 2014-4	1.840%	6/15/20	AAA	2,555,695

4,155	Capital One Multi Asset Execution Trust, Series 2014-A3 (1-Month LIBOR reference rate + 0.380% spread), (3)	1.939%	1/18/22	AAA	4,168,420

3,928	Capital One Multi Asset Execution Trust, Series 2015-A5	1.600%	5/17/21	AAA	3,923,632

2,930	Capital One Multi Asset Execution Trust, Series 2016-A1 (1-Month LIBOR reference rate + 0.450% spread), (3)	2.009%	2/15/22	AAA	2,943,876

1,346	CarMax Auto Owner Trust, Series 2017-1 A2	1.540%	2/18/20	Aaa	1,344,487

3,300	CarNow Auto Receivables Trust 2017-1A, 144A	2.920%	9/15/22	A	3,298,678

2,379	Chase Issuance Trust, Series 2013-A9 (1-Month LIBOR reference rate + 0.420% spread), (3)	1.979%	11/16/20	AAA	2,385,458

2,000	Chase Issuance Trust, Series 2015-A7	1.620%	7/15/20	AAA	1,998,400

4,700	Chase Issuance Trust, Series 2016-A1 (1-Month LIBOR reference rate + 0.410% spread), (3)	1.969%	5/17/21	AAA	4,718,828

4,000	Chase Issuance Trust, Series 2016-A3 (1-Month LIBOR reference rate + 0.550% spread), (3)	2.109%	6/15/23	AAA	4,045,316

1,905	CIG Auto Receivables Trust, Series 2017- 1A, 144A	2.710%	5/15/23	A3	1,901,902

1,444	CITI Held for Asset Issuance, Series 2015-PM3, 144A	4.310%	5/16/22	A1	1,449,427

13	Citicorp Mortgage Securities I, REMIC Pass-Through Certificates, Series 2007-9	5.500%	12/25/22	Baa2	13,122

83	Citicorp Mortgage Securities Inc., REMIC Pass-Through Certificates, Series 2006-1 5A1	5.500%	2/25/26	Ba2	83,682

NUVEEN	79

Nuveen Short Term Bond Fund (continued)

Portfolio of Investments	December 31, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$2,000	Cold Storage Trust, Commercial Mortgage Backed Securities, Series 2017-ICE3, 144A, (1-Month LIBOR reference rate + 1.000% spread), (3)	2.559%	4/15/36	AAA	$2,004,953

1,707	Colony American Homes Trust 2015-1A, 144A, (1-Month LIBOR reference rate + 1.200% spread), (3)	2.754%	7/17/32	Aaa	1,712,906

2,960	Colony American Homes Trust 2015-1A, 144A, (1-Month LIBOR reference rate + 1.950% spread), (3)	3.504%	7/17/32	A2	2,979,879

2,000	Colony American Homes Trust 2014-1A, 144A, (1-Month LIBOR reference rate + 1.350% spread), (3)	2.909%	5/17/31	Aaa	2,004,642

2,000	Colony Starwood Homes, Series 2016-1A,144A, (1-Month LIBOR reference rate + 3.100% spread), (3)	4.659%	7/17/33	Baa2	2,049,401

1,505	Commercial Mortgage Pass-Through Certificates, Series 2016-SAVA, 144A, (1-Month LIBOR reference rate + 2.300% spread), (3)	3.854%	10/15/34	AA–	1,508,727

1,114	Conns Receivables Funding Trust II, Series 2017-A, 144A	2.730%	7/15/19	BBB	1,115,127

1,975	Conns Receivables Funding Trust II, Series 2017-B, 144A	2.730%	7/15/20	BBB	1,974,916

1,750	CPS Auto Trust, 144A	5.540%	11/15/19	Aa3	1,781,610

2,050	Credit Suisse Commercial Mortgage Trust, 2015-2, 144A	3.000%	2/25/45	AAA	2,050,664

322	Credit Suisse First Boston Mortgage Securities Corporation, Mortgage-Backed Pass-Through Certificates, Series 2003-23	5.750%	9/25/33	AA+	336,609

2,594	Credit Suisse Mortgage Trust 2017-HL2, 144A	3.500%	10/25/47	AAA	2,618,232

2,007	Credit-Based Asset Servicing and Securitization Pool 2007-SP1, 144A	5.751%	12/25/37	AA	2,059,570

1,971	Dominos Pizza Master Issuer LLC, Series 2015-1A, 144A	3.484%	10/25/45	BBB+	1,977,844

750	DT Auto Owner Trust, Series 2016-4A, 144A	2.740%	10/17/22	A	749,258

2,114	Exeter Auto Receivables Trust, Series 2013-2A, 144A	6.810%	8/17/20	AA	2,132,479

431	Fannie Mae Connecticut Avenue Securities , Series 2016-C03 (1-Month LIBOR reference rate + 2.220% spread), (3)	3.761%	10/25/28	BBB–	435,367

195	Fannie Mae Mortgage Interest Strips	5.000%	9/25/24	N/R	8,894

2,558	Fannie Mae Mortgage Pool FN MA2869	2.500%	1/01/27	N/R	2,567,273

2,995	Fannie Mae Mortgage Pool FN MA3220	2.500%	12/01/27	N/R	3,013,595

10	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates	5.500%	9/25/22	N/R	10,332

161	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates (1-Month LIBOR reference rate + 0.300% spread), (3)	1.861%	11/25/34	N/R	161,501

93	Fannie Mae REMIC Pass-Through Certificates	2.750%	6/25/20	N/R	93,865

1,395	Fannie Mae, Connecticut Avenue Securities, Series 2016-C07 (1-Month LIBOR reference rate + 1.300% spread), (3)	2.861%	5/25/29	BBB–	1,404,271

944	FDIC Structures Sale Guaranteed Notes, Series 2010-S1, 144A	3.250%	4/25/38	N/R	945,816

2	Federal Home Loan Mortgage Corporation, REMIC	6.000%	12/15/20	N/R	2,521

1,396	Flagstar Mortgage Trust, Series 2017-1, 144A	3.500%	3/25/47	Aaa	1,412,742

2,481	Flagstar Mortgage Trust, Series 2017-2, 144A	3.500%	10/25/47	Aaa	2,507,299

2,775	Ford Credit Auto Owner Trust 2017-C	2.010%	3/15/22	AAA	2,766,381

30	Freddie Mac Mortgage Pool, Various FG M30035	4.500%	4/01/22	N/R	30,232

3,030	Freddie Mac Mortgage Trust, 2011-K704 B 144A	4.536%	10/25/30	A1	3,060,477

80	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$4,015	Freddie Mac Mortgage Trust 2011-K702 B, 144A	4.793%	4/25/44	Aa3	$4,016,018

2,000	Freddie Mac Mortgage Trust 2013-K712 C, 144A	3.362%	5/25/45	AA	2,002,767

1,556	Freddie Mac Mortgage Trust 2013-KF02 B, 144A, (1-Month LIBOR reference rate + 3.000% spread), (3)	4.564%	12/25/45	Baa1	1,562,008

1,995	Freddie Mac Mortgage Trust 2012-K707 B, 144A	3.883%	1/25/47	Aa2	2,015,932

1,805	Freddie Mac Mortgage Trust 2011-K10 B, 144A	4.622%	11/25/49	A	1,877,292

1,300	Freddie Mac MultiFamily Mortgage Trust, Structured Pass Through Certificates, Series 2012-K710, 144A	3.812%	6/25/47	A–	1,320,825

1,926	Freddie Mac Multifamily Structured Pass- Through Certificates FHMS K029	2.839%	10/25/22	Aaa	1,948,765

1,680	Freddie Mac Multifamily Structured Pass- Through Certificates FHMS K068 (1-Month LIBOR + 0.200% spread), (3)	1.780%	10/25/19	N/R	1,682,130

241	Freddie Mac Multifamily Structured Pass- Through Certificates FHMS K068 (1-Month LIBOR + 0.400 spread), (3)	1.959%	12/15/20	N/R	241,952

2,416	Freddie Mac MultiFamily Structured Pass-Through Certificates K722 A1	2.183%	5/25/22	AAA	2,393,400

2,235	Freddie Mac MultiFamily Structured Pass-Through Certificates (1-Month LIBOR reference rate + 0.700% spread), (3)	2.264%	11/25/22	N/R	2,245,799

1,616	Freddie Mac MultiFamily Structured Pass-Through Certificates K034 A1	2.669%	2/25/23	Aaa	1,630,473

5,515	Freddie Mac MultiFamily Structured Pass-Through Certificates K052 A1	2.598%	1/25/25	Aaa	5,543,679

2,215	Freddie Mac MultiFamily Structured Pass-Through Certificates K726 A1	2.596%	8/25/23	AAA	2,222,722

3,307	Freddie Mac Notes K031 A1	2.778%	9/25/22	Aaa	3,341,630

495	GAHR Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-NRF, 144A	2.778%	12/15/34	AAA	495,446

2,135	GLS Auto Receivables Trust 2017-1A, 144A	2.670%	4/15/21	A	2,136,207

2,625	GM Financial Consumers Auto Receivables Trust 2017-2A, 144A	1.610%	5/18/20	AAA	2,620,202

822	Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2010-C1, 144A	3.679%	8/10/43	Aaa	834,057

13	Government National Mortgage Association, Guaranteed REMIC Pass-Through Securities and MX Securities Trust	4.500%	5/16/38	N/R	13,349

2,025	GP Portfolio Trust 2014-GPP A, 144A, (1-Month LIBOR reference rate + 3.000% spread), (3)	4.559%	2/15/27	BBB–	2,029,837

1,044	Honor Automobile Trust, Series 2016-1A, 144A	2.940%	11/15/19	A	1,046,755

546	IMC Home Mortgage Company, Home Equity Loan Pass-Through Certificates, Series 1998-3	6.720%	8/20/29	AA	545,963

2,479	Invitation Homes Trust 2015-SFR3, 144A, (1-Month LIBOR reference rate + 1.300% spread), (3)	2.859%	8/17/32	Aaa	2,494,457

1,314	Invitation Homes Trust 2017-SFR3, 144A, (1-Month LIBOR reference rate + 0.850% spread), (3)	2.406%	12/17/36	Aaa	1,318,703

2,494	Jimmy Johns Funding LLC, Series 2017-1A, 144A	3.610%	7/30/47	BBB	2,503,351

3,407	JP Morgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2010-C2 A3, 144A	4.070%	11/15/43	AAA	3,525,255

2,113	JP Morgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2011-C3 A1, 144A	4.717%	2/15/46	AAA	2,227,544

NUVEEN	81

Nuveen Short Term Bond Fund (continued)

Portfolio of Investments	December 31, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$2,970	JP Morgan Chase Commercial Mortgage Securities Corporation, Pass Through Certificates Trust 2017-MAUI, 144A, (1-Month LIBOR reference rate + 0.830% spread), (3)	2.383%	7/15/34	AAA	$2,971,874

2,419	JP Morgan Mortgage Trust, Series 2017-1, 144A	3.500%	1/25/47	Aaa	2,453,039

2,536	JP Morgan Mortgage Trust, Series 2017-2, 144A	3.500%	5/25/47	Aaa	2,573,402

465	Master Resecuritization Trust 2009-1, 144A	6.000%	10/25/36	AA	469,783

2,329	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2017-CLS, 144A, (1-Month LIBOR reference rate + 0.700% spread), (3)	2.259%	11/15/34	Aaa	2,330,830

117	Murray Hill Marketplace Trust, Series 2016-LC1, 144A	4.190%	11/25/22	N/R	117,625

1,000	New Residential Advance Receivable Trust , Series 2016-T1, 144A	4.377%	6/15/49	BBB	999,925

600	New Residential Advance Receivable Trust, Series 2017-T1, 144A	3.214%	2/15/51	AAA	600,515

1,798	New Residential Mortgage Loan Trust, Mortgage Pass Through Certificates, Series 2014-2A, 144A	3.750%	5/25/54	AAA	1,824,862

1,085	New Residential Mortgage Loan Trust, Mortgage Pass Through Certificates, Series 2014-3A, 144A	3.750%	11/25/54	AAA	1,107,894

1,818	New Residential Mortgage Loan Trust, Mortgage Pass Through Certificates, Series 2015-A1, 144A	3.750%	5/28/52	Aaa	1,859,574

2,001	New Residential Mortgage Loan Trust, Mortgage Pass Through Certificates, Series 2016-1A, 144A	3.750%	3/25/56	AAA	2,035,920

2,284	New Residential Mortgage Loan Trust, Series 2017-1A, 144A	4.000%	2/25/57	AAA	2,351,496

3,185	OMART Receivables Trust, Series 2016-T2, 144A	2.722%	8/16/49	AAA	3,164,616

2,600	OMART Receivables Trust, Series 2017-T1, 144A	2.499%	9/15/48	AAA	2,601,931

1,112	OneMain Direct Auto Receivables Trust, Series 2016-1, 144A	2.040%	1/15/21	Aaa	1,112,319

531	Opteum Mortgage Acceptance Corporation, Asset Backed Pass-Through Certificates, Series 2005-1 (1-Month LIBOR reference rate + 0.855% spread), (3)	2.416%	2/25/35	AAA	530,673

1,601	OWS Structured Asset Trust, Series 2016-NPL1, 144A	3.750%	7/25/56	N/R	1,613,173

3,279	Pretium Mortgage Credit Partners I, Series 2017-NPL1, 144A	3.500%	4/29/32	N/R	3,284,479

2,216	Progress Residential Trust, Series 2017 -SFRI, 144A	2.768%	8/17/34	Aaa	2,198,771

2,995	Prosper Marketplace Issuance Trust, Series 2017-3A, 144A	2.360%	11/15/23	A–	2,996,008

321	RBSSP Resecuritization Trust 2009-10, 144A (1-Month LIBOR reference rate + 0.100% spread), (3)	1.652%	3/26/37	N/R	147,455

1,311	Sequoia Mortgage Trust, Mortgage Pass Through Certificates, Series 2017-CH2, 144A	4.000%	12/25/47	Aaa	1,334,152

2,580	Structured Agency Credit Risk Notes, Series 2017-DNA3 (1-Month LIBOR reference rate + 0.750% spread), (3)	2.311%	3/25/30	BBB–	2,589,730

2,409	Structured Agency Credit Risk Notes, Series 2017-HQA2 (1-Month LIBOR reference rate + 0.800% spread), (3)	2.361%	12/25/29	BBB–	2,416,450

2,950	Structured Agency Credit Risk Notes, Series 2017-HQA3 (1-Month LIBOR reference rate + 0.550% spread), (3)	2.111%	4/25/30	Baa3	2,949,976

2,179	Sunset Mortgage Loan Company, Series 2017-NPL1, 144A	3.500%	6/15/47	N/R	2,169,922

3,080	Synchrony Credit Card Master Note Trust, Series 2015-3	1.740%	9/15/21	AAA	3,076,197

82	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$2,750	Synchrony Credit Card Master Note Trust, Series 2016-1	2.040%	3/15/22	Aaa	$2,749,064

2,469	Taco Bell Funding LLC, Series 2016-1A, 144A	3.832%	5/25/46	BBB	2,502,251

2,890	TCF Auto Receivables Owner Trust, Series 2016-1A, 144A	1.710%	4/15/21	AAA	2,880,511

3,000	Toyota Auto Receivables Owner Trust, Series 2017-B	2.050%	9/15/22	AAA	2,984,495

2,170	Tricon American Homes Trust, Series 2017-SFRI, 144A	2.716%	9/17/34	Aaa	2,142,829

2,500	US Residential Opportunity Fund Trust, Series 2017-1III, 144A	3.352%	11/27/37	N/R	2,492,922

1,403	Vericrest Opportunity Loan Transferee, Series 2017-NP12, 144A	3.875%	9/25/45	N/R	1,405,745

1,746	Veros Auto Receivables Trust 2017-1, 144A	2.840%	4/17/23	N/R	1,742,197

1,565	VNO Mortgage Trust, Series 2013-PENN, 144A	3.808%	12/13/29	AAA	1,613,108

172	Volkswagen Auto Loan Enhanced Trust, Series 2014-2	0.950%	4/22/19	AAA	172,010

2,225	Vornado DP LLC Commercial Mortgage Credit Tenant Lease Series 2010-VNO, 144A	2.970%	9/13/28	AAA	2,249,658

155	Walter Investment Management Company Capital Trust, Series 2012-AA, 144A	4.549%	10/16/50	A	154,580

11	Wells Fargo Mortgage Backed Securities, 2005-AR16 Class 3A2	3.500%	3/25/35	AA+	10,697

2,346	Wendy’s Funding LLC, Series 2015-1A, 144A	3.371%	6/15/45	BBB	2,352,287

2,349	World Omni Auto Receivables Trust, Series 2017-A	1.680%	12/16/19	Aaa	2,343,086

1,312	Entergy Arkansas Restoration Funding LLC, Senior Secured Storm Recovery Bonds, Series 2010-A	2.300%	8/01/21	AAA	1,312,647
$245,022	Total Asset-Backed and Mortgage-Backed Securities (cost $246,662,679)				245,895,074

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 40.9%

	Aerospace & Defense – 0.6%

$1,565	BAE Systems Holdings, 144A	6.375%	6/01/19	BBB	$1,650,001

1,580	L-3 Communications Corporation	4.950%	2/15/21	BBB–	1,673,234
3,145	Total Aerospace & Defense				3,323,235

	Airlines – 0.5%

994	Delta Air Lines Pass Through Certificates, Series 2012-1B, 144A	6.875%	5/07/19	BBB	1,036,526

249	Delta Airlines	5.300%	4/15/19	A1	257,650

859	Northwest Airlines Trust Pass Through Certificates 2007-1	7.027%	11/01/19	A	924,282

412	US Airways Pass Through Trust	7.076%	3/20/21	A	444,609
2,514	Total Airlines				2,663,067

	Auto Components – 0.2%

853	American & Axle Manufacturing Inc., (4)	6.625%	10/15/22	BB–	884,987

	Automobiles – 0.7%

2,000	Daimler Finance NA LLC, 144A	1.500%	7/05/19	A	1,976,415

2,000	General Motors Financial Company Inc.	3.200%	7/13/20	BBB	2,027,017
4,000	Total Automobiles				4,003,432

NUVEEN	83

Nuveen Short Term Bond Fund (continued)

Portfolio of Investments	December 31, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Banks – 9.3%

$8,540	Bank of America Corporation	2.250%	4/21/20	A	$8,545,449

2,065	Bank of Montreal	1.500%	7/18/19	AA–	2,044,746

2,870	Barclays PLC	2.750%	11/08/19	A	2,876,170

3,280	BB&T Corporation	2.450%	1/15/20	A+	3,290,687

4,000	Citigroup Inc.	2.650%	10/26/20	A	4,013,095

1,500	Citizens Bank NA	2.500%	3/14/19	A–	1,503,447

1,900	Fifth Third Bancorp.	2.875%	7/27/20	A–	1,919,957

3,440	HSBC USA Inc.	2.750%	8/07/20	AA–	3,458,628

1,600	ING Bank NV, 144A	2.300%	3/22/19	Aa3	1,600,734

5,780	JPMorgan Chase & Company	1.850%	3/22/19	A+	5,756,725

1,445	JPMorgan Chase & Company	2.250%	1/23/20	A+	1,443,955

2,000	PNC Bank NA	2.400%	10/18/19	A+	2,002,738

2,160	Santander UK PLC	2.125%	11/03/20	Aa3	2,142,469

2,000	Societe Generale, 144A	2.500%	4/08/21	A+	1,989,700

1,720	SunTrust Banks Inc.	2.900%	3/03/21	A–	1,739,098

4,995	Wells Fargo & Company	2.125%	4/22/19	A+	4,993,803
49,295	Total Banks				49,321,401

	Beverages – 0.5%

2,540	Anheuser Busch InBev	5.375%	1/15/20	A–	2,694,315

	Biotechnology – 0.7%

1,375	Biogen Inc.	2.900%	9/15/20	A–	1,393,632

2,285	Celgene Corporation	2.875%	8/15/20	BBB+	2,306,139
3,660	Total Biotechnology				3,699,771

	Capital Markets – 3.4%

4,000	Goldman Sachs Group, Inc.	2.000%	4/25/19	A	3,987,611

1,870	Goldman Sachs Group, Inc.	2.750%	9/15/20	A	1,879,217

1,570	Lazard Group LLC	4.250%	11/14/20	A–	1,635,160

5,995	Morgan Stanley	2.650%	1/27/20	A	6,021,742

2,250	Nomura Holdings Incorporated	2.750%	3/19/19	A–	2,266,653

2,000	UBS AG Stamford	2.350%	3/26/20	AA–	1,998,285
17,685	Total Capital Markets				17,788,668

	Chemicals – 1.1%

2,215	Eastman Chemical Company	2.700%	1/15/20	BBB	2,229,171

1,935	LyondellBasell Industries NV	5.000%	4/15/19	BBB+	1,986,588

1,490	Sherwin-Williams Company	2.250%	5/15/20	BBB	1,484,919
5,640	Total Chemicals				5,700,678

	Commercial Services & Supplies – 0.4%

2,000	AerCap Ireland Capital Limited / AerCap Global Aviation Trust	3.750%	5/15/19	BBB–	2,031,480

84	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Consumer Finance – 1.8%

$1,200	Ally Financial Inc.	8.000%	12/31/18	BB–	$1,257,000

2,750	American Express Credit Corporation	2.600%	9/14/20	A2	2,763,730

1,355	Capital One Financial Corporation	2.450%	4/24/19	A–	1,358,058

845	Capital One Financial Corporation	2.500%	5/12/20	A–	843,890

2,000	Ford Motor Credit Company	2.597%	11/04/19	BBB	2,001,079

1,250	Navient Corporation	5.000%	10/26/20	BB	1,267,187
9,400	Total Consumer Finance				9,490,944

	Containers & Packaging – 0.2%

1,240	Packaging Corporation of America	2.450%	12/15/20	BBB	1,241,652

	Diversified Financial Services – 0.6%

1,645	BNP Paribas	2.375%	5/21/20	Aa3	1,646,945

1,280	Synchrony Financial	3.000%	8/15/19	BBB–	1,288,778
2,925	Total Diversified Financial Services				2,935,723

	Diversified Telecommunication Services – 2.0%

4,440	AT&T, Inc.	2.300%	3/11/19	A–	4,444,412

1,500	CenturyLink Inc.	5.625%	4/01/20	BB	1,511,250

1,250	Frontier Communications Corporation, (4)	8.125%	10/01/18	B+	1,245,187

1,665	Orange SA	1.625%	11/03/19	BBB+	1,644,070

1,815	Verizon Communications	3.450%	3/15/21	A–	1,870,150
10,670	Total Diversified Telecommunication Services				10,715,069

	Electric Utilities – 0.4%

2,000	Exelon Generation Co. LLC	2.950%	1/15/20	BBB	2,020,319

	Electronic Equipment, Instruments & Components – 0.3%

1,500	Corning Incorporated	4.250%	8/15/20	BBB+	1,566,060

	Equity Real Estate Investment Trusts – 0.6%

3,420	SBA Tower Trust, 144A	3.598%	4/15/43	BBB	3,418,407

	Food & Staples Retailing – 1.5%

2,000	CVS Health Corporation	2.800%	7/20/20	BBB+	2,008,202

750	Supervalu Inc.	6.750%	6/01/21	B–	747,187

2,015	Sysco Corporation	2.600%	10/01/20	A3	2,023,499

3,000	Walgreens Boots Alliance, Inc.	2.700%	11/18/19	BBB	3,017,874
7,765	Total Food & Staples Retailing				7,796,762

	Food Products – 1.2%

2,175	Bunge Limited Finance Company, (4)	3.500%	11/24/20	BBB	2,220,209

1,635	Kraft Heinz Foods Co	2.800%	7/02/20	BBB–	1,644,323

2,500	Tyson Foods	2.650%	8/15/19	BBB	2,511,802
6,310	Total Food Products				6,376,334

NUVEEN	85

Nuveen Short Term Bond Fund (continued)

Portfolio of Investments	December 31, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Health Care Equipment & Supplies – 0.2%

$1,120	Abbott Laboratories	2.900%	11/30/21	BBB	$1,132,841

	Health Care Providers & Services – 0.9%

1,355	Cardinal Health Inc.	2.400%	11/15/19	BBB+	1,354,033

1,500	HCA Inc.	4.250%	10/15/19	BBB–	1,531,875

1,765	UnitedHealth Group Incorporated	3.875%	10/15/20	A+	1,832,247
4,620	Total Health Care Providers & Services				4,718,155

	Hotels, Restaurants & Leisure – 0.2%

1,250	MGM Resorts International Inc.	6.750%	10/01/20	BB	1,350,000

	Household Durables – 0.4%

2,009	Newell Brands Inc.	2.600%	3/29/19	BBB–	2,015,705

	Industrial Conglomerates – 0.8%

2,020	General Electric Capital Corporation	4.625%	1/07/21	A+	2,142,730

2,000	Siemens Financieringsmaatschappij NV, 144A	1.300%	9/13/19	A+	1,969,927
4,020	Total Industrial Conglomerates				4,112,657

	Insurance – 2.7%

2,000	AFLAC Insurance	2.400%	3/16/20	A–	2,001,545

2,415	American International Group, Inc.	3.375%	8/15/20	BBB+	2,467,623

2,760	Berkshire Hathaway Finance Corporation	4.250%	1/15/21	AA	2,918,411

1,500	Hartford Financial Services Group Inc.	5.500%	3/30/20	BBB+	1,598,627

2,025	Marsh & McLennan Companies	2.350%	3/06/20	A–	2,023,734

1,500	Met Life Global Funding I, 144A	2.000%	4/14/20	AA–	1,488,423

1,570	Prudential Financial Inc.	4.500%	11/15/20	A	1,658,972
13,770	Total Insurance				14,157,335

	Internet Software & Services – 0.4%

2,185	eBay Inc.	2.200%	8/01/19	BBB+	2,179,321

	Leisure Products – 0.4%

1,980	Carnival Corporation	3.950%	10/15/20	A–	2,066,981

	Machinery – 0.3%

1,365	Ingersoll-Rand Luxembourg Finance SA	2.625%	5/01/20	BBB	1,364,548

	Media – 1.6%

1,735	21st Century Fox America Inc.	4.500%	2/15/21	BBB+	1,833,595

1,660	CBS Corporation	2.300%	8/15/19	BBB	1,658,670

2,000	Charter Communications Operating LLC/ Charter Communications Operating Capital Corporation	3.579%	7/23/20	BBB–	2,037,152

1,600	Discovery Communications Inc.	5.050%	6/01/20	BBB–	1,681,907

1,500	Dish DBS Corporation	4.250%	4/01/18	Ba3	1,505,625
8,495	Total Media				8,716,949

86	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Metals & Mining – 0.2%

$1,250	Arconic Inc.	6.150%	8/15/20	BBB–	$1,343,875

	Oil, Gas & Consumable Fuels – 2.3%

1,700	BP Capital Markets PLC	2.521%	1/15/20	A1	1,714,180

645	Calumet Specialty Products	6.500%	4/15/21	CCC+	641,775

1,143	ConocoPhillips	4.200%	3/15/21	A–	1,201,834

1,290	Occidental Petroleum Corporation	4.100%	2/01/21	A	1,350,945

1,645	Petroleos Mexicanos	5.500%	2/04/19	BBB+	1,700,025

750	Sabine Pass Liquefaction LLC	5.625%	2/01/21	BBB–	803,979

1,595	Schlumberger Holdings Corporation, 144A	3.000%	12/21/20	AA–	1,615,449

1,000	Southwestern Energy Company, (4)	5.800%	1/23/20	BB	1,080,000

1,300	Valero Energy Corporation	6.125%	2/01/20	BBB	1,400,027

750	WPX Energy Inc.	7.500%	8/01/20	B+	811,875
11,818	Total Oil, Gas & Consumable Fuels				12,320,089

	Software – 0.4%

2,015	Microsoft Corporation	1.850%	2/06/20	AAA	2,008,931

	Specialty Retail – 0.4%

2,020	Hyundai Capital America, 144A	2.400%	10/30/18	A–	2,018,037

	Technology Hardware, Storage & Peripherals – 0.6%

2,720	Apple Inc.	2.100%	5/06/19	AA+	2,726,015

500	Dell Inc.	5.875%	6/15/19	Ba2	520,625
3,220	Total Technology Hardware, Storage & Peripherals				3,246,640

	Tobacco – 1.3%

1,700	Altria Group Inc.	2.625%	1/14/20	A-	1,710,871

1,970	Philip Morris International	1.375%	2/25/19	A	1,954,507

2,915	Reynolds American Inc.	3.250%	6/12/20	BBB+	2,961,729
6,585	Total Tobacco				6,627,107

	Trading Companies & Distributors – 0.3%

1,500	Air Lease Corporation	3.375%	6/01/21	BBB	1,532,087

	Wireless Telecommunication Services – 1.5%

1,570	America Movil S.A. de C.V.	5.000%	3/30/20	A-	1,654,541

2,000	Deutsche Telekom International Finance BV	6.000%	7/08/19	BBB+	2,108,684

1,250	Softbank Corporation, 144A	4.500%	4/15/20	BB+	1,276,912

3,035	Vodafone Group PLC	4.375%	3/16/21	BBB+	3,211,279
7,855	Total Wireless Telecommunication Services				8,251,416
$213,639	Total Corporate Bonds (cost $217,091,541)				216,834,978

NUVEEN	87

Nuveen Short Term Bond Fund (continued)

Portfolio of Investments	December 31, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 9.1%

$13,000	Federal National Mortgage Association	1.000%	2/26/19	Aaa	$12,874,004

5,500	Freddie Mac Notes, (4)	1.500%	1/17/20	Aaa	5,447,233

4,500	U.S. Treasury Inflation Indexed Obligations	1.000%	10/15/19	Aaa	4,430,976

8,000	U.S. Treasury Notes	1.000%	8/15/18	Aaa	7,968,080

4,000	U.S. Treasury Notes	1.000%	3/15/18	Aaa	3,997,191

6,000	U.S. Treasury Notes	1.250%	11/30/18	Aaa	5,970,543

2,500	U.S. Treasury Notes, (4)	1.000%	8/31/19	Aaa	2,464,421

5,000	U.S. Treasury Notes	0.875%	9/15/19	Aaa	4,915,736
$48,500	Total U.S. Government and Agency Obligations (cost $48,294,377)				48,068,184

Principal Amount (000)	Description (1)	Optional Call Provisions (5)		Ratings (2)	Value

	MUNICIPAL BONDS – 0.2%

	Guam – 0.2%

$1,190	Government of Guam, Business Privilege Tax Bonds, Taxable Series 2012B-2, 3.301%, 1/01/18	No Opt. Call		A	$1,190,000
1,190	Total Municipal Bonds (cost $1,190,000)				1,190,000
	Total Long-Term Investments (cost $513,238,597)				511,988,236

Shares	Description (1)	Coupon			Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 1.5%

	Money Market Funds – 1.5%

7,882,205	First American Government Obligations Fund, Class X, (7)	1.196% (6)			$7,882,205
	Total Investments Purchased with Collateral from Securities Lending (cost $7,882,205)				7,882,205

Shares	Description (1)	Coupon			Value

	SHORT-TERM INVESTMENTS – 0.2%

	Money Market Funds – 0.2%

875,738	First American Treasury Obligations Fund, Class Z	1.181% (6)			$875,738
	Total Short-Term Investments (cost $875,738)				875,738
	Total Investments (cost $521,996,540) – 98.3%				520,746,179
	Other Assets Less Liabilities – 1.7% (8)				8,802,188
	Net Assets – 100%				$529,548,367

88	NUVEEN

Investments in Derivatives

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 2-Year Note	Long	472	3/18	$101,284,229	$101,059,626	$(224,603)	$29,499
U.S. Treasury 10-Year Note	Short	(104)	3/18	(12,969,505)	(12,900,875)	68,630	(21,125)
Total				$88,314,724	$88,158,751	$(155,973)	$8,374
Total receivable for variation margin on futures contracts							$29,499
Total payable for variation margin on futures contracts							$(21,125)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(4)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $7,655,969.

(5)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(6)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(7)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(8)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

LIBOR	London Inter-Bank Offered Rate

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

NUVEEN	89

Nuveen Strategic Income Fund

Portfolio of Investments	December 31, 2017 (Unaudited)

Principal Amount (000) (9)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 98.4%

	CORPORATE BONDS – 50.2%

	Aerospace & Defense – 1.3%

$2,785	BAE Systems Holdings, 144A	3.850%	12/15/25	BBB	$2,887,497

1,200	Bombardier Inc., 144A	8.750%	12/01/21	B	1,320,000

3,000	General Dynamics Corporation	2.625%	11/15/27	A+	2,903,650

3,380	Rockwell Collins Inc.	3.500%	3/15/27	BBB	3,440,469
	Total Aerospace & Defense				10,551,616

	Air Freight & Logistics – 0.3%

2,280	FedEx Corporation	3.300%	3/15/27	BBB	2,294,641

	Airlines – 1.0%

2,000	American Airlines Group Inc., 144A	4.625%	3/01/20	BB–	2,025,000

1,390	American Airlines Inc., Pass Through Trust 2013-2B, 144A	5.600%	7/15/20	BBB–	1,436,559

952	American Airlines Inc., Pass Through Trust 2016-1A	3.575%	1/15/28	AA+	968,817

2,520	Northwest Airlines Trust Pass Through Certificates 2007-1	7.027%	11/01/19	A	2,712,111

765	VistaJet Malta Finance PLC, 144A	7.750%	6/01/20	B–	711,450
	Total Airlines				7,853,937

	Auto Components – 0.5%

750	American & Axle Manufacturing Inc., 144A, (3)	6.250%	4/01/25	BB–	789,375

1,180	American & Axle Manufacturing Inc., (3)	6.625%	10/15/22	BB–	1,224,250

2,000	Lear Corporation	5.375%	3/15/24	BBB–	2,115,404
	Total Auto Components				4,129,029

	Automobiles – 0.7%

5,680	General Motors Corporation	4.000%	4/01/25	BBB	5,831,715

	Banks – 9.0%

2,435	Banco Santander SA	3.800%	2/23/28	A–	2,434,593

4,064	Bank of America Corporation	4.000%	4/01/24	A	4,295,287

4,575	Bank of America Corporation	4.200%	8/26/24	A–	4,816,772

4,105	Bank of America Corporation	3.248%	10/21/27	A	4,072,223

3,662	Bank of America Corporation, 144A	3.419%	12/20/28	A	3,661,658

3,800	Barclays Bank PLC	3.650%	3/16/25	A	3,793,225

1,405	Citigroup Inc.	4.500%	1/14/22	A	1,494,417

6,495	Citigroup Inc.	3.750%	6/16/24	A	6,735,468

3,155	Citigroup Inc.	3.200%	10/21/26	A	3,129,474

4,245	Citigroup Inc.	4.300%	11/20/26	A–	4,437,881

2,375	HSBC Holdings PLC	4.375%	11/23/26	A+	2,478,872

90	NUVEEN

Principal Amount (000) (9)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Banks (continued)

$2,100	ING Groep N.V	3.950%	3/29/27	A+	$2,188,680

1,400	JPMorgan Chase & Company	4.500%	1/24/22	A+	1,497,903

9,750	JPMorgan Chase & Company	3.200%	1/25/23	A+	9,943,597

1,100	JPMorgan Chase & Company	3.875%	9/10/24	A	1,147,187

2,715	JPMorgan Chase & Company	4.260%	2/22/48	A+	2,935,778

2,425	PNC Financial Services Inc.	3.150%	5/19/27	A+	2,432,585

1,220	Royal Bank of Scotland Group PLC	6.100%	6/10/23	BBB	1,343,227

3,335	Santander UK PLC, 144A	5.000%	11/07/23	A–	3,563,644

3,090	SunTrust Banks Inc.	2.450%	8/01/22	A–	3,046,487

3,505	Wells Fargo & Company	4.600%	4/01/21	A+	3,724,435
	Total Banks				73,173,393

	Beverages – 1.4%

5,785	Anheuser Busch InBev Financial Incorporated, Fixed Rate Note, Series 2016	3.650%	2/01/26	A–	5,968,500

1,350	Constellation Brands Inc.	4.250%	5/01/23	BBB–	1,427,902

3,870	Heineken NV, 144A	3.500%	1/29/28	BBB+	3,946,997
	Total Beverages				11,343,399

	Building Products – 0.4%

2,740	Owens Corning Incorporated	4.200%	12/15/22	BBB	2,872,658

	Capital Markets – 5.8%

4,845	Charles Schwab Corporation	2.650%	1/25/23	A	4,841,340

3,630	Deutsche Bank AG	4.875%	12/01/32	BBB	3,617,295

1,375	Goldman Sachs Group, Inc.	5.250%	7/27/21	A	1,490,063

900	Goldman Sachs Group, Inc.	5.750%	1/24/22	A	997,836

10,550	Goldman Sachs Group, Inc.	4.000%	3/03/24	A	11,066,177

2,295	Goldman Sachs Group, Inc.	4.250%	10/21/25	A–	2,397,988

4,915	Lazard Group LLC	3.625%	3/01/27	A–	4,903,444

3,070	Morgan Stanley	4.000%	7/23/25	A	3,213,676

11,500	Morgan Stanley	3.950%	4/23/27	A–	11,674,696

2,415	Northern Trust Company	3.950%	10/30/25	A+	2,557,786
	Total Capital Markets				46,760,301

	Chemicals – 1.4%

3,000	Agrium Inc.	3.375%	3/15/25	BBB	3,013,198

995	Chemours Co	5.375%	5/15/27	BB–	1,029,825

1,000	CVR Partners LP / CVR Nitrogen Finance Corp., 144A	9.250%	6/15/23	B+	1,076,250

1,000	FXI Holdings, Inc., 144A	7.875%	11/01/24	B	997,800

1,450	Hexion Inc.	6.625%	4/15/20	CCC+	1,301,375

1,500	NOVA Chemicals Corporation, 144A	5.250%	8/01/23	BBB–	1,543,125

1,350	NOVA Chemicals Corporation, 144A	5.000%	5/01/25	BBB–	1,346,625

NUVEEN	91

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	December 31, 2017 (Unaudited)

Principal Amount (000) (9)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Chemicals (continued)

$1,000	Office Cherifien Des Phosphates SA, 144A	5.625%	4/25/24	BBB–	$1,071,180
	Total Chemicals				11,379,378

	Commercial Services & Supplies – 0.4%

2,105	AerCap Ireland Capital Limited / AerCap Global Aviation Trust	3.950%	2/01/22	BBB–	2,169,265

800	Arch Merger Sub Inc., 144A	8.500%	9/15/25	B–	740,000
	Total Commercial Services & Supplies				2,909,265

	Communications Equipment – 0.3%

2,300	Qualcomm, Inc.	2.100%	5/20/20	A1	2,290,183

	Consumer Finance – 1.7%

3,938	Capital One Bank	3.375%	2/15/23	Baa1	3,976,300

750	Credit Acceptance Corporation	7.375%	3/15/23	BB	785,625

1,750	Discover Bank	4.250%	3/13/26	BBB+	1,824,693

3,215	Discover Financial Services	5.200%	4/27/22	BBB+	3,460,094

3,405	Ford Motor Credit Company	3.810%	1/09/24	BBB	3,475,338
	Total Consumer Finance				13,522,050

	Diversified Consumer Services – 0.2%

1,250	Prime Security Services Borrower LLC / Prime Finance, Inc., 144A	9.250%	5/15/23	B–	1,387,500

	Diversified Financial Services – 1.1%

3,510	BNP Paribas, 144A	4.375%	5/12/26	A	3,669,332

500	Hexion 2 US Financial Corp., 144A	13.750%	2/01/22	CCC	410,000

1,955	Jefferies Group Inc.	4.850%	1/15/27	BBB–	2,077,873

2,000	Quicken Loans Inc., 144A	5.250%	1/15/28	Ba1	1,974,400

650	Stoneway Capital Corporation, 144A	10.000%	3/01/27	B	691,145
	Total Diversified Financial Services				8,822,750

	Diversified Telecommunication Services – 2.6%

2,335	AT&T, Inc.	3.800%	3/15/22	A–	2,412,901

7,275	AT&T, Inc.	3.400%	8/14/24	A–	7,310,747

2,000	AT&T, Inc.	4.750%	5/15/46	A–	1,954,424

883	Frontier Communications Corporation, (3)	8.500%	4/15/20	B+	732,890

500	Frontier Communications Corporation	11.000%	9/15/25	B+	367,500

2,175	GCI Inc.	6.875%	4/15/25	BB–	2,316,375

900	IntelSat Jackson Holdings, (3)	7.500%	4/01/21	CCC+	819,000

2,360	Qwest Corporation	6.750%	12/01/21	BBB–	2,541,170

3,215	Verizon Communications	4.125%	8/15/46	A–	2,967,355
	Total Diversified Telecommunication Services				21,422,362

92	NUVEEN

Principal Amount (000) (9)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		Electric Utilities – 0.2%

$1,115		FirstEnergy Transmission LLC, 144A	4.350%	1/15/25	Baa2	$1,176,041

680		Intergen NV, 144A	7.000%	6/30/23	B1	657,900
		Total Electric Utilities				1,833,941

		Energy Equipment & Services – 0.8%

2,435		Baker Hughes a GE Co LLC, 144A	2.773%	12/15/22	A–	2,431,471

1,500		Ensco PLC	5.200%	3/15/25	BB–	1,275,000

2,000		Origin Energy Finance Limited, 144A	3.500%	10/09/18	BBB–	2,011,900

500		Precision Drilling Corporation	7.750%	12/15/23	BB	525,000
		Total Energy Equipment & Services				6,243,371

		Equity Real Estate Investment Trusts – 0.9%

3,070		American Tower Company	5.000%	2/15/24	BBB	3,362,122

2,080		Piedmont Operating Partnership LP	4.450%	3/15/24	BBB	2,164,493

1,420		Plum Creek Timberlands LP	4.700%	3/15/21	BBB	1,507,823
		Total Equity Real Estate Investment Trusts				7,034,438

		Food & Staples Retailing – 0.7%

1,000		Rite Aid Corporation, 144A, (3)	6.125%	4/01/23	B	902,500

2,975		Sysco Corporation	3.300%	7/15/26	A3	2,992,867

2,000		Walgreens Boots Alliance, Inc.	3.800%	11/18/24	BBB	2,042,070
		Total Food & Staples Retailing				5,937,437

		Food Products – 0.6%

2,460		Bunge Limited Finance Company	3.250%	8/15/26	BBB	2,350,306

2,235		Kraft Heinz Foods Company	4.375%	6/01/46	BBB–	2,211,894
		Total Food Products				4,562,200

		Gas Utilities – 0.2%

1,250		Suburban Propane Partners LP	5.500%	6/01/24	BB–	1,237,500

		Health Care Equipment & Supplies – 0.1%

400	EUR	Synlab Bondco PLC, 144A	6.250%	7/01/22	B+	504,698

		Health Care Providers & Services – 0.2%

1,000		Community Health Systems, Inc., (3)	6.875%	2/01/22	CCC	575,000

920		HCA Inc.	5.500%	6/15/47	BBB–	917,700

500		Kindred Healthcare Inc.	6.375%	4/15/22	B–	507,500
		Total Health Care Providers & Services				2,000,200

		Health Care Technology – 0.1%

1,145		Exela Intermediate LLC / Exela Financial Inc., 144A	10.000%	7/15/23	B	1,113,512

		Hotels, Restaurants & Leisure – 0.3%

720		1011778 BC ULC/New Red Finance Inc., 144A	5.000%	10/15/25	B–	725,400

NUVEEN	93

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	December 31, 2017 (Unaudited)

Principal Amount (000) (9)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Hotels, Restaurants & Leisure (continued)

$2,000	Carlson Travel, Inc., 144A, (3)	6.750%	12/16/23	B	$1,810,000
	Total Hotels, Restaurants & Leisure				2,535,400

	Household Durables – 0.9%

2,940	Harman International Industries, Inc.	4.150%	5/15/25	BBB+	3,039,112

2,505	Newell Brands Inc.	4.200%	4/01/26	BBB–	2,615,590

1,350	RSI Home Products Incorporated, 144A	6.500%	3/15/23	BB–	1,414,125
	Total Household Durables				7,068,827

	Household Products – 0.2%

1,300	Kimberly-Clark de Mexico, S.A.B. de C.V, 144A	3.250%	3/12/25	A	1,277,758

	Independent Power & Renewable Electricity Producers – 0.1%

1,000	Talen Energy Supply LLC	6.500%	6/01/25	B+	812,500

	Industrial Conglomerates – 1.1%

1,000	Alfa SAB de CV, 144A, (3)	5.250%	3/25/24	BBB–	1,057,500

3,740	GE Capital International Funding CO	4.418%	11/15/35	A+	4,044,816

3,200	Siemens Financieringsmaatschappij NV, 144A	3.400%	3/16/27	A+	3,259,817

1,000	Stena International SA, 144A, (3)	5.750%	3/01/24	BB–	941,250
	Total Industrial Conglomerates				9,303,383

	Insurance – 2.7%

646	AFLAC Insurance	6.450%	8/15/40	A–	884,655

3,000	Fairfax US Inc., 144A	4.875%	8/13/24	BBB–	3,125,588

3,370	Liberty Mutual Group Inc., 144A	4.950%	5/01/22	BBB	3,635,934

2,535	Lincoln National Corporation	4.000%	9/01/23	A–	2,645,914

3,015	Symetra Financial Corporation	4.250%	7/15/24	Baa1	3,060,528

2,075	Unum Group	4.000%	3/15/24	BBB	2,160,336

1,805	Willis North America, Inc.	3.600%	5/15/24	BBB	1,834,582

4,790	XLIT Limited	4.450%	3/31/25	BBB	4,898,116
	Total Insurance				22,245,653

	Internet Software & Services – 0.6%

1,500	Donnelley Financial Solutions, Inc.	8.250%	10/15/24	B	1,605,000

2,865	eBay Inc.	3.800%	3/09/22	BBB+	2,973,781
	Total Internet Software & Services				4,578,781

	Machinery – 0.5%

3,370	John Deere Capital Corporation	2.650%	6/24/24	A	3,337,192

1,000	Navistar International Corporation, 144A	6.625%	11/01/25	B–	1,043,380
	Total Machinery				4,380,572

	Marine – 0.2%

1,700	Eletson Holdings Inc., 144A	9.625%	1/15/22	CCC+	901,000

94	NUVEEN

Principal Amount (000) (9)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		Marine (continued)

$500		Navios Maritime Acquisition Corporation, 144A	8.125%	11/15/21	B	$423,750
		Total Marine				1,324,750

		Media – 1.7%

2,260		CBS Corporation	4.000%	1/15/26	BBB	2,309,119

1,790		Comcast Corporation	6.400%	5/15/38	A–	2,415,481

1,500		Lee Enterprises Inc., 144A, (3)	9.500%	3/15/22	B2	1,552,500

800		Post Holdings Inc., 144A	5.625%	1/15/28	B	803,000

1,800		Telenet Finance Luxembourg, 144A	5.500%	3/01/28	BB	1,788,467

1,805		Time Warner Inc.	3.875%	1/15/26	BBB+	1,821,768

1,750	CAD	Videotron Limited, 144A	5.625%	6/15/25	BB	1,493,640

1,600		VTR Finance BV, 144A	6.875%	1/15/24	BB–	1,688,000
		Total Media				13,871,975

		Metals & Mining – 1.1%

1,000		Aleris International Inc., 144A	9.500%	4/01/21	B2	1,055,000

2,430		Glencore Funding LLC, 144A	3.875%	10/27/27	BBB	2,397,827

1,520		Hudbay Minerals, Inc., 144A	7.250%	1/15/23	B+	1,611,200

1,000		IAMGOLD Corporation, 144A	7.000%	4/15/25	B+	1,032,500

1,000		Northwest Acquisition/Dominion Finco Inc., 144A	7.125%	11/01/22	BB	1,032,500

1,000		SunCoke Energy Partners LP, 144A	7.500%	6/15/25	BB–	1,045,000

900		Warrior Met Coal LLC, 144A	8.000%	11/01/24	B–	929,250
		Total Metals & Mining				9,103,277

		Oil, Gas & Consumable Fuels – 3.3%

2,000		Abu Dhabi Crude Oil Pipeline LLC, 144A	4.600%	11/02/47	AA	2,057,060

1,262		Berkshire Hathaway Energy Company	6.125%	4/01/36	A–	1,692,141

1,410		Canadian Natural Resources Limited	5.850%	2/01/35	BBB+	1,651,898

1,025		Cheniere Corpus Christi Holdings, LLC	5.125%	6/30/27	BB–	1,060,260

900		Global Partners LP/GLP Finance	6.250%	7/15/22	B+	924,750

2,700		MPLX LP	4.875%	6/01/25	BBB–	2,892,999

1,880		Occidental Petroleum Corporation	3.400%	4/15/26	A	1,924,846

1,000		PBF Holding Company LLC	7.250%	6/15/25	BB	1,051,250

1,275		Petro Canada	6.800%	5/15/38	A–	1,756,032

1,000		Petrobras Global Finance BV	7.375%	1/17/27	BB	1,101,000

1,575		Petroleos del Peru SA, 144A	4.750%	6/19/32	BBB+	1,592,719

1,345		Sabine Pass Liquefaction LLC	5.875%	6/30/26	BBB–	1,510,706

1,910		Sunoco Logistics Partners LP	4.000%	10/01/27	BBB–	1,872,302

670		Targa Resources Inc.	4.250%	11/15/23	BB–	662,462

2,500		Valero Energy Corporation	3.400%	9/15/26	BBB	2,509,491

2,875		Woodside Finance Limited, 144A	3.650%	3/05/25	BBB+	2,891,789
		Total Oil, Gas & Consumable Fuels				27,151,705

NUVEEN	95

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	December 31, 2017 (Unaudited)

Principal Amount (000) (9)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Paper & Forest Products – 0.3%

$2,100	Domtar Corporation	6.750%	2/15/44	BBB–	$2,426,518

	Personal Products – 0.3%

1,740	International Paper Company	8.700%	6/15/38	BBB	2,630,083

	Pharmaceuticals – 0.4%

2,450	Teva Pharmaceutical Finance III, (3)	3.150%	10/01/26	BBB–	2,022,286

1,460	Valeant Pharmaceuticals International, 144A	5.500%	11/01/25	BB–	1,485,550
	Total Pharmaceuticals				3,507,836

	Real Estate Management & Development – 0.3%

1,250	Hunt Companies Inc., 144A	9.625%	3/01/21	N/R	1,317,187

750	Mattamy Group Corporation, 144A	6.500%	10/01/25	BB	793,125
	Total Real Estate Management & Development				2,110,312

	Road & Rail – 0.4%

2,222	Herc Rentals, Inc., 144A, (3)	7.750%	6/01/24	B+	2,438,645

1,100	The Hertz Corporation, 144A, (3)	7.625%	6/01/22	BB–	1,152,250
	Total Road & Rail				3,590,895

	Semiconductors & Semiconductor Equipment – 0.6%

2,655	Intel Corporation	3.150%	5/11/27	A+	2,706,828

2,425	Texas Instruments Incorporated	2.900%	11/03/27	A+	2,416,238
	Total Semiconductors & Semiconductor Equipment				5,123,066

	Software – 0.4%

2,450	Microsoft Corporation	3.300%	2/06/27	AAA	2,526,467

1,000	Olympus Merger Sub, Inc., 144A	8.500%	10/15/25	B3	987,500
	Total Software				3,513,967

	Specialty Retail – 1.1%

2,000	AutoNation Inc.	4.500%	10/01/25	BBB–	2,092,620

2,900	Bed Bath and Beyond Incorporated	5.165%	8/01/44	Baa1	2,549,080

1,500	L Brands, Inc.	6.875%	11/01/35	BB+	1,515,000

2,405	Lowes Companies, Inc.	3.100%	5/03/27	A–	2,412,802
	Total Specialty Retail				8,569,502

	Technology Hardware, Storage & Peripherals – 0.2%

1,425	Western Digital Corporation, 144A	7.375%	4/01/23	BBB–	1,537,219

	Trading Companies & Distributors – 0.3%

1,995	Air Lease Corporation	3.875%	4/01/21	BBB	2,066,185

515	Ashtead Capital Inc., 144A	4.125%	8/15/25	BBB–	520,150
	Total Trading Companies & Distributors				2,586,335

	Transportation Infrastructure – 0.1%

1,110	Rumo Luxembourg Sarl, 144A	7.375%	2/09/24	BB–	1,194,471

96	NUVEEN

Principal Amount (000) (9)	Description (1)	Coupon	Maturity		Ratings (2)	Value

	Wireless Telecommunication Services – 1.2%

$1,150	Colombia Telecommunicaciones S.A. ESP, 144A	8.500%	N/A	(4)	B+	$1,236,250

1,000	Hughes Satellite Systems Corporation	6.625%	8/01/26		BB–	1,047,500

1,040	Millicom International Cellular SA, 144A	5.125%	1/15/28		BB+	1,040,000

500	Sprint Capital Corporation	6.875%	11/15/28		B+	503,125

2,133	Sprint Spectrum Co LLC / Sprint Spectrum Co II LLC / Sprint Spectrum Co III LLC, 144A	3.360%	9/20/21		Baa2	2,146,143

1,350	Telecom Italia SpA, 144A	5.303%	5/30/24		BBB–	1,441,125

2,650	Telefonica Emisiones SAU	4.103%	3/08/27		BBB	2,737,474
	Total Wireless Telecommunication Services					10,151,617
	Total Corporate Bonds (cost $398,616,314)					407,607,876

Principal Amount (000)	Description (1)	Coupon	Maturity		Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 28.6%

$5,075	Ally Auto Receivables Trust, Series 2017-3	2.010%	3/15/22		AAA	$5,039,511

5,390	American Express Credit Card Master Trust, Series 2017-1	1.930%	9/15/22		Aaa	5,364,255

2,281	American Homes 4 Rent, Series 2014-SFR2, 144A	3.786%	10/17/36		Aaa	2,370,394

2,270	AmeriCold LLC Trust, Series 2010, 144A	6.811%	1/14/29		A+	2,478,825

24	Bank of America Alternative Loan Trust, Series 2005-5 2 CB1	6.000%	6/25/35		Caa1	23,323

1,200	Bank of America Commercial Mortgage Inc. , Commercial Mortgage Pass-Through Certificates, Series 2015-UBS7	4.366%	9/15/48		A–	1,239,455

770	Bank of America Commercial Mortgage Inc. , Commercial Mortgage Pass-Through Certificates, Series 2015-UBS7	3.167%	9/15/48		BBB–	630,853

5,155	Bank of America Credit Card Trust, Series 2017-A1	1.950%	8/15/22		Aaa	5,131,088

2,400	Barclays Commercial Mortgage, Mortgage Pass-Through Certificates, Series 2015-STP, 144A	4.284%	9/10/28		BBB–	2,416,629

4,900	Citibank Credit Card Issuance Trust, Series 2014-A6	2.150%	7/15/21		Aaa	4,905,056

3,000	Cold Storage Trust, Commercial Mortgage Backed Securities, Series 2017-ICE3, 144A, (1-Month LIBOR reference rate + 1.000% spread), (5)	2.559%	4/15/36		AAA	3,007,430

4,152	Colony American Homes Trust 2014-1A, 144A, (1-Month LIBOR reference rate + 1.150% spread), (5)	2.709%	5/17/31		Aaa	4,163,129

3,940	Commercial Mortgage Pass-Through Certificates 2015-CR22	4.122%	3/10/48		A–	3,912,973

3,260	Commercial Mortgage Pass-Through Certificates, Series 2015-CR26	4.493%	10/10/48		A–	3,165,174

1,610	Commercial Mortgage Pass-Through Certificates, Series 2016-SAVA, 144A, (1-Month LIBOR reference rate + 2.300% spread), (5)	3.854%	10/15/34		AA–	1,613,987

79	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2004-24CB	5.000%	11/25/19		BB+	78,942

721	Countrywide Home Loans Mortgage, Series 2005-27	5.500%	12/25/35		Caa1	713,196

NUVEEN	97

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	December 31, 2017 (Unaudited)

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$121		Credit Suisse First Boston Mortgage Securities Corporation, Mortgage-Backed Pass-Through Certificates, Series 2003-23	5.750%	9/25/33	AA+	$126,565

3,263		DB Master Finance LLC, Series 2015-1A, 144A	3.980%	2/20/45	BBB	3,330,309

2,430		Discover Card Execution Note Trust 2012-A6	1.670%	1/18/22	AAA	2,416,240

1,950		Discover Card Execution Trust 2015-A2	1.900%	10/17/22	AAA	1,938,150

3,115		Discover Card Execution Trust 2017-A2	2.390%	7/15/24	AAA	3,114,140

3,671		Dominos Pizza Master Issuer LLC, Series 2017-1A, 144A	3.082%	7/25/47	BBB+	3,630,495

114		Fannie Mae Mortgage Interest Strips	5.000%	9/25/24	N/R	5,223

3		Fannie Mae Mortgage Pool FN AL1187	5.500%	7/01/24	N/R	3,495

671		Fannie Mae Mortgage Pool FN 255956	5.500%	10/01/25	N/R	734,271

44		Fannie Mae Mortgage Pool FN 745101	6.000%	4/01/32	N/R	48,059

187		Fannie Mae Mortgage Pool FN 745324	6.000%	3/01/34	N/R	203,305

85		Fannie Mae Mortgage Pool FN 725205	5.000%	3/01/34	N/R	91,913

118		Fannie Mae Mortgage Pool FN 725773	5.500%	9/01/34	N/R	131,266

47		Fannie Mae Mortgage Pool FN 735060	6.000%	11/01/34	N/R	53,717

35		Fannie Mae Mortgage Pool FN 824163	5.500%	4/01/35	N/R	38,626

55		Fannie Mae Mortgage Pool FN 831377	6.500%	4/01/36	N/R	62,025

23		Fannie Mae Mortgage Pool FN 852909	6.500%	4/01/36	N/R	25,181

86		Fannie Mae Mortgage Pool FN 893318	6.500%	8/01/36	N/R	95,971

12		Fannie Mae Mortgage Pool FN 905597	3.548%	12/01/36	N/R	12,293

47		Fannie Mae Mortgage Pool FN 944340	6.000%	6/01/37	N/R	53,089

34		Fannie Mae Mortgage Pool FN 946228	3.364%	9/01/37	N/R	34,860

46		Fannie Mae Mortgage Pool FN 256890	6.000%	9/01/37	N/R	47,996

—	(6)	Fannie Mae Mortgage Pool FN 889618	5.500%	5/01/38	N/R	120

—	(6)	Fannie Mae Mortgage Pool FN 985344	5.500%	7/01/38	N/R	71

211		Fannie Mae Mortgage Pool FN AA0005	5.500%	11/01/38	N/R	233,272

137		Fannie Mae Mortgage Pool FN AA0889	5.500%	12/01/38	N/R	150,286

9,511		Fannie Mae Mortgage Pool FN AS7348	3.500%	6/01/46	N/R	9,775,495

9,307		Fannie Mae Mortgage Pool FN AS8269	3.000%	11/01/46	N/R	9,313,090

5,430		Fannie Mae TBA, (WI/DD)	4.500%	TBA	N/R	5,770,190

18,600		Fannie Mae TBA, (WI/DD)	4.000%	TBA	N/R	19,435,024

28,215		Fannie Mae TBA, (WI/DD)	3.500%	TBA	N/R	28,938,979

15,205		Fannie Mae TBA, (WI/DD)	3.000%	TBA	N/R	15,187,253

2,000		Fifth Third Auto Trust, Series 2017-1	1.800%	2/15/22	AAA	1,985,419

2,050		Finance of America Structured Security Trust, Series 2017-HB1, 144A	3.624%	11/25/27	Baa2	2,045,797

3,714		Flagstar Mortgage Trust, Series 2017-2, 144A	3.500%	10/25/47	Aaa	3,753,730

7,141		Freddie Mac Gold Mortgage Pool	3.500%	2/01/47	N/R	7,347,466

98	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$11,683	Freddie Mac Gold Mortgage Pool, (WI/DD)	3.500%	11/01/47	N/R	$12,021,441

226	Freddie Mac Mortgage Pool, Various	6.500%	7/01/31	N/R	250,541

46	Freddie Mac Mortgage Pool, Various	7.000%	8/01/37	N/R	49,593

2,465	Goldman Sachs Mortgage Securities Trust, Mortgage Pass Through Certificates, Series 2015-GC32	3.345%	7/10/48	BBB–	2,038,919

6	Government National Mortgage Association, Guaranteed REMIC Pass-Through Securities and MX Securities Trust	4.500%	5/16/38	N/R	5,575

3,000	Honda Auto Receivables Owner Trust 2017-2	1.870%	9/15/23	AAA	2,968,113

1,149	Impact Secured Assets Corporation, Mortgage Pass-Through Certificates, Series 2000-3	8.000%	10/25/30	CCC	1,109,769

3,556	Invitation Homes Trust 2015-SFR1, 144A, (1-Month LIBOR reference rate + 1.450% spread), (5)	3.009%	3/17/32	Aaa	3,572,666

1,872	Invitation Homes Trust 2017-SFR3, 144A, (1-Month LIBOR reference rate + 0.850% spread), (5)	2.406%	12/17/36	Aaa	1,878,153

680	JP Morgan Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2007-S1, (1-Month LIBOR reference rate + 0.280% spread), (5)	1.841%	4/25/47	Caa1	663,944

5,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Pass Through Certificates Trust 2017-MAUI, 144A, (1-Month LIBOR reference rate + 0.830% spread), (5)	2.383%	7/15/34	AAA	5,003,155

1,500	JP Morgan Chase Commercial Mortgage Securities Trust, Pass-Through Certificates 2017-JP5	3.723%	3/15/50	Aaa	1,570,437

2,202	Master RePerforming Loan Trust 2005-1, 144A	7.500%	8/25/34	B3	2,273,240

2,750	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C16, 144A	4.755%	6/15/47	BBB–	2,423,020

1,955	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, 144A	4.241%	4/15/48	BBB–	1,685,556

1,930	New Residential Advance Receivable Trust , Series 2016-T1, 144A	4.377%	6/15/49	BBB	1,929,855

3,100	New Residential Advance Receivable Trust, Series 2017-T1, 144A	4.002%	2/15/51	BBB	3,083,540

3,305	New Residential Mortgage Loan Trust, Mortgage Pass Through Certificates, Series 2017-6A, 144A	4.000%	8/27/57	Aaa	3,391,454

3,900	OMART Receivables Trust, Series 2016-T2, 144A	4.446%	8/16/49	BBB	3,801,229

82	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QS12	5.500%	8/25/35	Caa2	79,134

1,710	Sequoia Mortgage Trust, Mortgage Pass Through Certificates, Series 2017-CH2, 144A	4.000%	12/25/47	Aaa	1,740,416

4,401	Shellpoint Co-Originator Trust, Series 2017-2, 144A	3.500%	10/25/47	Aaa	4,513,389

3,144	Starwood Waypoint Homes Trust, 2017-1, 144A, (1-Month LIBOR reference rate + 0.950% spread), (5)	2.506%	1/17/35	Aaa	3,158,428

1,827	Taco Bell Funding LLC, Series 2016-1A, 144A	4.377%	5/25/46	BBB	1,884,641

NUVEEN	99

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	December 31, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity		Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$199	Wachovia Mortgage Loan Trust LLC, Mortgage Pass-Through Certificates, Series 2005-B	3.740%	10/20/35		D	$190,219

170	Washington Mutual Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2004-RA3	6.277%	8/25/38		AA	178,077

1,635	Wells Fargo Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-C30, 144A	4.497%	9/15/58		BBB–	1,469,120

11	Wells Fargo Mortgage Backed Securities, 2005-AR16 Class 3A2	3.500%	3/25/35		AA+	10,785

2,580	World Omni Auto Receivables Trust, Series 2016-B	1.300%	2/15/22		AAA	2,554,814
$229,989	Total Asset-Backed and Mortgage-Backed Securities (cost $230,971,150)					231,886,824

Principal Amount (000)	Description (1)	Coupon	Maturity		Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 6.7%

	Automobiles – 0.3%

$2,470	General Motors Financial Company Inc.	5.750%	N/A	(4)	BB+	$2,543,680

	Banks – 2.6%

2,695	Bank of America Corporation, (3)	6.300%	N/A	(4)	BBB–	3,045,350

1,935	Citigroup Inc.	6.250%	N/A	(4)	BB+	2,134,305

2,000	Cobank Agricultural Credit Bank	6.250%	N/A	(4)	BBB+	2,198,024

4,000	JPMorgan Chase & Company, (3)	6.750%	N/A	(4)	BBB–	4,530,000

2,797	KeyCorp Convertible Preferred Stock	5.000%	N/A	(4)	Baa3	2,880,910

1,000	M&T Bank Corporation	5.125%	N/A	(4)	Baa2	1,066,300

4,570	SunTrust Bank Inc.	5.050%	N/A	(4)	Baa3	4,627,125

1,000	Wachovia Capital Trust III, (3-Month LIBOR reference rate + 0.930% spread, 5.570% Floor), (5)	5.570%	N/A	(4)	BBB	1,007,500
19,997	Total Banks					21,489,514

	Capital Markets – 1.0%

2,325	Bank of New York Mellon	4.950%	N/A	(4)	Baa1	2,406,491

3,005	Goldman Sachs Group Inc.	5.300%	N/A	(4)	Ba1	3,192,813

1,000	Morgan Stanley	5.550%	N/A	(4)	BB+	1,038,750

1,605	State Street Corporation	5.250%	N/A	(4)	Baa1	1,683,324
7,935	Total Capital Markets					8,321,378

	Commercial Services & Supplies – 0.2%

1,550	AerCap Global Aviation Trust, 144A	6.500%	6/15/45		BB	1,693,375

	Consumer Finance – 0.8%

2,020	American Express Company	5.200%	N/A	(4)	Baa2	2,075,550

100	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity		Ratings (2)	Value

	Consumer Finance (continued)

$3,920	Capital One Financial Corporation	5.550%	N/A	(4)	Baa3	$4,057,200
5,940	Total Consumer Finance					6,132,750

	Industrial Conglomerates – 0.5%

4,086	General Electric Capital Corporation	5.000%	N/A	(4)	A–	4,211,032

1,000	OAS Financial Limited, 144A, (7)	0.000%	N/A	(4)	N/R	47,500
5,086	Total Industrial Conglomerates					4,258,532

	Insurance – 0.8%

2,000	Allstate Corporation	5.750%	8/15/23		Baa1	2,182,000

3,730	MetLife Inc.	5.250%	N/A	(4)	BBB	3,878,230
5,730	Total Insurance					6,060,230

	Oil, Gas & Consumable Fuels – 0.1%

750	Plains All American Pipeline L.P, (3)	6.125%	N/A	(4)	BB	748,875

	Food Products – 0.4%

2,780	Land O’ Lakes Incorporated, 144A	8.000%	N/A	(4)	BB	3,113,600
$52,238	Total $1,000 Par (or similar) Institutional Preferred (cost $52,612,468)					54,361,934

Principal Amount (000)	Description (1)	Coupon	Maturity		Ratings (2)	Value

	CONTINGENT CAPITAL SECURITIES – 4.9% (8)

	Banks – 3.7%

$1,590	Australia and New Zealand Banking Group Limited of the United Kingdom, 144A, (3)	6.750%	N/A	(4)	Baa2	$1,808,625

1,400	Banco Bilbao Vizcaya Argentaria S.A	6.125%	N/A	(4)	BB	1,443,750

1,300	Banco Mercantil del Norte, 144A	7.625%	N/A	(4)	BB	1,423,500

2,000	Credit Agricole SA, 144A	8.125%	N/A	(4)	BBB–	2,398,424

2,410	HSBC Holdings PLC	6.875%	N/A	(4)	BBB	2,596,775

2,000	ING Groep N.V	6.000%	N/A	(4)	BBB–	2,073,000

2,300	Intesa Sanpaolo SpA, 144A	7.700%	N/A	(4)	BB–	2,489,750

3,000	Lloydys Banking Group PLC	7.500%	N/A	(4)	BB+	3,401,250

1,600	Nordea Bank AB, 144A	6.125%	N/A	(4)	BBB	1,722,400

3,134	Royal Bank of Scotland Group PLC	7.500%	N/A	(4)	BB–	3,314,205

1,000	Societe Generale, 144A	7.375%	N/A	(4)	BB+	1,083,800

1,880	Standard Chartered PLC, 144A	7.500%	N/A	(4)	Ba1	2,035,100

1,535	UniCredit SpA, Reg S	8.000%	N/A	(4)	B+	1,679,972

2,395	Westpac Banking Corp.	5.000%	N/A	(4)	Baa2	2,387,860
27,544	Total Banks					29,858,411

	Capital Markets – 0.9%

2,000	Credit Suisse Group AG, 144A	7.500%	N/A	(4)	BB	2,284,800

NUVEEN	101

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	December 31, 2017 (Unaudited)

Principal Amount (000)		Description (1)			Coupon	Maturity		Ratings (2)	Value

		Capital Markets (continued)

$2,000		Macquarie Bank Limited, 144A			0.000%	N/A	(4)	Ba1	$2,077,500

2,800		UBS Group AG, Reg S			7.125%	N/A	(4)	BBB–	2,973,040
6,800		Total Capital Markets							7,335,340

		Diversified Financial Services – 0.3%

2,330		BNP Paribas, 144A			7.375%	N/A	(4)	BBB–	2,691,150
$36,674		Total Contingent Capital Securities (cost $37,764,813)							39,884,901

Principal Amount (000) (9)		Description (1)			Coupon	Maturity		Ratings (2)	Value

		SOVEREIGN DEBT – 4.0%

		Egypt – 0.4%

$3,090		Arab Republic of Egypt, 144A			6.125%	1/31/22		B	$3,232,295

		El Salvador – 0.2%

1,100		Republic of El Salvador, 144A			6.375%	1/18/27		B–	1,119,250

		Germany – 1.5%

10,300	EUR	Deutschland Republic, Reg S			0.250%	2/15/27		Aaa	12,241,470

		Honduras – 0.4%

2,800		Republic of Honduras, 144A			8.750%	12/16/20		BB–	3,137,260

		Mexico – 0.9%

1,687	MXN	Mexico Bonos de DeSarrollo			5.750%	3/05/26		A3	7,584,186

		Saudi Arabia – 0.4%

3,250		Saudi Government International Bond, 144A			3.625%	3/04/28		A1	3,220,750

		Sri Lanka – 0.2%

1,400		Republic of Sri Lanka, 144A			6.125%	6/03/25		B+	1,479,867
		Total Sovereign Debt (cost $31,705,342)							32,015,078

Principal Amount (000)		Description (1)			Coupon	Maturity		Ratings (2)	Value

		U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 2.8%

$23,155		United States Treasury Notes			1.750%	9/30/22		Aaa	$22,688,219
$23,155		Total U.S. Government and Agency Obligations (cost $22,792,800)							22,688,219

Principal Amount (000)		Description (1)	Coupon (10)	Reference Rate (10)	Spread (10)	Maturity (11)		Ratings (2)	Value

		VARIABLE RATE SENIOR LOAN INTERESTS – 0.7% (10)

		Containers & Packaging – 0.2%

$1,000		Packaging Coordinators Inc., Second Lien Term Loan	10.320%	3-Month LIBOR	8.750%	6/30/24		CCC+	$1,000,000

102	NUVEEN

Principal Amount (000)	Description (1)	Coupon (10)	Reference Rate (10)	Spread (10)	Maturity (11)	Ratings (2)	Value

	Containers & Packaging (continued)

$993	Packaging Coordinators Inc., First Lien Term Loan	5.570%	3-Month LIBOR	4.000%	6/29/23	B	$988,389
1,993	Total Containers & Packaging						1,988,389

	Diversified Financial Services – 0.1%

879	Jill Acquisition LLC, First Lien Term Loan B	6.380%	3-Month LIBOR	5.000%	5/08/22	B	832,442

	Independent Power & Renewable Electricity Producers – 0.1%

65	Empire Generating Company LLC, Term Loan C	5.630%	3-Month LIBOR	4.250%	3/13/21	B	54,619

660	Empire Generating Company LLC	5.630%	3-Month LIBOR	4.250%	3/13/21	B	552,452
725	Total Independent Power & Renewable Electricity Producers						607,071

	Professional Services – 0.3%

1,000	Sedgwick Claims Management Service Inc., Second Lien Term Loan	7.319%	3-Month LIBOR	5.750%	2/28/22	CCC+	1,008,750

1,000	Sedgwick Claims Management Service Inc., Second Lien Term Loan	7.229%	3-Month LIBOR	5.750%	2/28/22	CCC+	1,010,000
2,000	Total Professional Services						2,018,750
$5,597	Total Variable Rate Senior Loan Interests (cost $5,540,109)						5,446,652

Shares	Description (1)			Coupon		Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETIAL PREFERRED – 0.3%

	Banks – 0.3%

20,600	AgriBank FCB, (12)			6.875%		BBB+	$2,255,700
	Total $25 Par (or similar) Retail Preferred (cost $2,060,000)						2,255,700

Principal Amount (000)	Description (1)			Optional Call Provisions (13)		Ratings (2)	Value

	MUNICIPAL BONDS – 0.2%

	Georgia – 0.2%

$1,550	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project P Bonds, Refunding Taxable Build America Bonds Series 2010A, 7.055%, 4/01/57			No Opt. Call		A–	$1,915,273
$1,550	Total Municipal Bonds (cost $1,686,525)						1,915,273

NUVEEN	103

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	December 31, 2017 (Unaudited)

Shares	Description (1)		Value

	COMMON STOCKS – 0.0%

	Building Products – 0.0%

49	Dayton Superior Class A, (14), (15)		$2,839

55	Dayton Superior Class 1, (15)		3,154
	Total Building Products		5,993

	Independent Power & Renewable Electricity Producers – 0.0%

8,064	Dynegy Inc.		95,558
	Total Common Stocks (cost $270,063)		101,551
	Total Long-Term Investments (cost $784,019,584)		798,164,008

Shares	Description (1)	Coupon	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 2.3%

	Money Market Funds – 2.3%

18,877,725	First American Government Obligations Fund, Class X, (17)	1.196% (16)	$18,877,725
	Total Investments Purchased with Collateral from Securities Lending (cost $18,877,725)		18,877,725

Shares	Description (1)	Coupon	Value

	SHORT-TERM INVESTMENTS – 9.7%

	Money Market Funds – 9.7%

78,670,593	First American Treasury Obligations Fund, Class Z	1.181% (16)	$78,670,593
	Total Short-Term Investments (cost $78,670,593)		78,670,593
	Total Investments (cost $881,567,902) – 110.4%		895,712,326
	Other Assets Less Liabilities – (10.4)% (18)		(84,133,409)
	Net Assets – 100%		$811,578,917

Investments in Derivatives

Forward Foreign Currency Contracts

Currency Purchased	Notional Amount (Local Currency)	Currency Sold	Notional Amount (Local Currency)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars)
U.S. Dollar	1,052,350	Canadian Dollar	1,339,000	Goldman Sacks Bank USA	1/16/18	$(13,223)
U.S. Dollar	476,981	Euro	410,000	Citibank, National Association	1/16/18	(15,509)
U.S. Dollar	12,157,177	Euro	10,260,000	Bank of America, N.A.	2/13/18	(187,235)
U.S. Dollar	8,051,982	Mexican Peso	154,900,000	Bank of America, N.A.	1/29/18	223,498
Total						$7,531
Total unrealized appreciation on forward foreign currency contracts						$223,498
Total unrealized depreciation on forward foreign currency contracts						$(215,967)

Credit Default Swaps – OTC Cleared

Referenced Entity	Buy/Sell Protection (19)	Notional Amount	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Maturity Date	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
Markit CDX.NA.HY.29	Buy	$40,000,000	5.000%	Quarterly	12/20/22	$(3,379,553)	$(3,103,674)	$(275,879)	$(59,122)

104	NUVEEN

Futures Contracts

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount*	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 5-Year Note	Long	399	3/18	$46,606,032	$46,349,461	$(256,571)	$37,406
U.S. Treasury 10-Year Note	Short	(655)	3/18	(81,631,982)	(81,250,703)	381,279	(124,350)
U.S. Treasury Long Bond	Long	155	3/18	23,747,775	23,715,000	(32,775)	43,594
U.S. Treasury Ultra 10-Year Note	Short	(345)	3/18	(46,221,583)	(46,079,063)	142,520	(97,031)
U.S. Treasury Ultra Bond	Long	268	3/18	44,694,061	44,931,875	237,814	117,250
Total				$(12,805,697)	$(12,333,430)	$472,267	$(23,131)
Total receivable for variation margin on futures contracts							$198,250
Total payable for variation margin on futures contracts							$(221,381)
*	Total aggregate notional amount of long and short positions is $91,300,093 and $(104,105,790), respectively.

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $18,174,658.

(4)	Perpetual security. Maturity date is not applicable.

(5)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(6)	Principal Amount (000) rounds to less than $1,000.

(7)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(8)	Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(9)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(10)	Senior Loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan. The rate shown is the coupon as of the end of the reporting period.

(11)	Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.

(12)	For fair value measurement purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(13)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgagebacked securities may be subject to periodic principal paydowns.

(14)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(15)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(16)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(17)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(18)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(19)	The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

CAD	Canadian Dollar

EUR	Euro

MXN	Mexican Peso

LIBOR	London Inter-Bank Offered Rate

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

TBA	To be announced. Maturity date not known prior to settlement of this transaction.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

NUVEEN	105

Statement of

Assets and Liabilities	December 31, 2017 (Unaudited)

	Core Bond	Core Plus Bond	High Income Bond
Assets
Long-term investments, at value (cost $132,722,820, $358,506,507 and $348,815,239, respectively)	$135,862,149	$367,060,535	$333,449,068
Investments purchased with collateral from securities lending, at value (cost approximates value)	1,008,625	2,110,300	32,559,058
Short-term investments, at value (cost approximates value)	1,981,954	33,679,639	11,637,062
Cash denominated in foreign currencies (cost $—, $— and $68,832, respectively)	—	—	70,480
Cash	11,805	72,239	—
Cash collateral at brokers for investments in futures contracts(1)	59,600	334,600	22,000
Cash collateral at brokers for investments in swaps(1)	—	361,376	—
Unrealized appreciation on forward foreign currency contracts	—	—	25,788
Receivable for:
Dividends	—	—	95,018
Due from broker	309	1,587	56,232
Interest	871,794	2,523,510	5,937,702
Investments sold	—	2,250,081	237,151
Reclaims	—	31,127	—
Shares sold	324,862	1,698,323	2,065,648
Variation margin on futures contracts	20,714	39,750	3,656
Variation margin on swap contracts	—	4,032	—
Other assets	52,642	70,387	87,307
Total assets	140,194,454	410,237,486	386,246,170
Liabilities
Credit default swaps premiums received	—	262,243	—
Unrealized depreciation on forward foreign currency contracts	—	55,933	59,921
Payable for:
Collateral from securities lending program	1,008,625	2,110,300	32,559,058
Dividends	104,199	481,395	285,580
Investments purchased	1,793,352	32,590,035	—
Shares redeemed	128,348	697,422	4,167,833
Variation margin on future contracts	32,375	11,480	—
Variation margin on swap contracts	—	—	—
Accrued expenses:
Management fees	34,641	107,682	158,934
Directors fees	20,142	34,349	35,703
Shareholder servicing agent fees	14,663	61,856	60,431
12b-1 distribution and service fees	4,307	18,170	69,063
Other	51,343	169,971	64,200
Total liabilities	3,191,995	36,600,836	37,460,723
Net assets	$137,002,459	$373,636,650	$348,785,447

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

106	NUVEEN

	Inflation Protected Securities	Short Term Bond	Strategic Income
Assets
Long-term investments, at value (cost $602,631,967, $513,238,597 and $784,019,584, respectively)	$609,072,357	$511,988,236	$798,164,008
Investments purchased with collateral from securities lending, at value (cost approximates value)	1,642,688	7,882,205	18,877,725
Short-term investments, at value (cost approximates value)	8,108,769	875,738	78,670,593
Cash denominated in foreign currencies (cost $—, $— and $—, respectively)	—	—	—
Cash	15,329	—	360,052
Cash collateral at brokers for investments in futures contracts(1)	149,000	180,900	949,600
Cash collateral at brokers for investments in swaps(1)	—	—	5,195,398
Unrealized appreciation on forward foreign currency contracts	—	—	223,498
Receivable for:
Dividends	3,625	—	35,407
Due from broker	1,189	4,131	8,371
Interest	1,529,681	2,652,786	6,773,892
Investments sold	—	14,134,060	662,839
Reclaims	—	—	—
Shares sold	2,418,510	1,203,631	1,784,967
Variation margin on futures contracts	29,203	29,499	198,250
Variation margin on swap contracts	—	—	—
Other assets	63,307	88,082	90,633
Total assets	623,033,658	539,039,268	911,995,233
Liabilities
Credit default swaps premiums received	—	—	3,103,674
Unrealized depreciation on forward foreign currency contracts	—	—	215,967
Payable for:
Collateral from securities lending program	1,642,688	7,882,205	18,877,725
Dividends	401,249	376,205	1,195,279
Investments purchased	—	—	73,922,747
Shares redeemed	1,249,969	831,044	1,861,975
Variation margin on future contracts	47,337	21,125	221,381
Variation margin on swap contracts	—	—	59,122
Accrued expenses:
Management fees	102,784	149,394	285,242
Directors fees	27,118	46,513	50,244
Shareholder servicing agent fees	315,102	62,095	151,332
12b-1 distribution and service fees	32,501	38,265	92,303
Other	90,785	84,055	379,325
Total liabilities	3,909,533	9,490,901	100,416,316
Net assets	$619,124,125	$529,548,367	$811,578,917

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

NUVEEN	107

Statement of Assets and Liabilities (Unaudited) (continued)

	Core Bond	Core Plus Bond	High Income Bond
Class A Shares
Net assets	$13,547,513	$56,327,542	$132,791,552
Shares outstanding	1,386,879	5,109,434	17,057,836
Net asset value (“NAV”) per share	$9.77	$11.02	$7.78
Offering price per share (NAV per share plus maximum sales charge of 3.00%, 4.25% and 4.75%, respectively, of offering price)	$10.07	$11.51	$8.17
Class C Shares
Net assets	$1,904,363	$6,466,311	$48,043,571
Shares outstanding	195,569	589,315	6,179,636
NAV and offering price per share	$9.74	$10.97	$7.77
Class R3 Shares
Net assets	$—	$1,240,593	$603,342
Shares outstanding	—	111,962	75,903
NAV and offering price per share	$—	$11.08	$7.95
Class R6 Shares
Net assets	$59,270,174	$24,315,787	$—
Shares outstanding	6,080,715	2,205,995	—
NAV and offering price per share	$9.75	$11.02	$—
Class I Shares
Net assets	$62,280,409	$285,286,417	$167,322,305
Shares outstanding	6,402,120	25,926,351	21,421,987
NAV and offering price per share	$9.73	$11.00	$7.81
Class T Shares(1)
Net assets	$—	$—	$24,677
Shares outstanding	—	—	3,161
NAV per share	$—	$—	$7.81
Offering price per share (NAV per share plus maximum sales charge of —%, —% and 2.50%, respectively, of offering price)	$—	$—	$8.01
Net assets consist of:
Capital paid-in	$136,573,828	$372,154,180	$459,921,967
Undistributed (Over-distribution of) net investment income	(257,967)	(3,110,296)	1,457,280
Accumulated net realized gain (loss)	(2,535,612)	(3,885,866)	(97,180,868)
Net unrealized appreciation (depreciation)	3,222,210	8,478,632	(15,412,932)
Net assets	$137,002,459	$373,636,650	$348,785,447
Authorized shares – per class	2 billion	2 billion	2 billion
Par value per share	0.0001	0.0001	0.0001

(1)	Class T Shares are not available for public offering.

See accompanying notes to financial statements.

108	NUVEEN

	Inflation Protected Securities	Short Term Bond	Strategic Income
Class A Shares
Net assets	$104,425,520	$88,190,212	$128,697,319
Shares outstanding	9,428,657	8,985,575	12,133,679
Net asset value (“NAV”) per share	$11.08	$9.81	$10.61
Offering price per share (NAV per share plus maximum sales charge of 4.25%, 2.25% and 4.25%, respectively, of offering price)	$11.57	$10.04	$11.08
Class C Shares
Net assets	$9,964,206	$22,738,580	$72,203,819
Shares outstanding	914,948	2,306,637	6,843,327
NAV and offering price per share	$10.89	$9.86	$10.55
Class R3 Shares
Net assets	$5,319,978	$423,752	$6,751,233
Shares outstanding	484,767	43,071	634,174
NAV and offering price per share	$10.97	$9.84	$10.65
Class R6 Shares
Net assets	$47,011,281	$93,607,218	$46,638,517
Shares outstanding	4,171,588	9,512,233	4,387,194
NAV and offering price per share	$11.27	$9.84	$10.63
Class I Shares
Net assets	$452,403,140	$324,588,605	$557,263,181
Shares outstanding	40,376,917	33,038,736	52,555,333
NAV and offering price per share	$11.20	$9.82	$10.60
Class T Shares(1)
Net assets	$—	$—	$24,848
Shares outstanding	—	—	2,343
NAV per share	$—	$—	$10.61
Offering price per share (NAV per share plus maximum sales charge of —%, —% and 2.50%, respectively, of offering price)	$—	$—	$10.88
Net assets consist of:
Capital paid-in	$615,591,077	$544,382,584	$897,856,622
Undistributed (Over-distribution of) net investment income	1,713,767	(727,815)	(13,352,992)
Accumulated net realized gain (loss)	(4,702,103)	(12,700,068)	(87,050,419)
Net unrealized appreciation (depreciation)	6,521,384	(1,406,334)	14,125,706
Net assets	$619,124,125	$529,548,367	$811,578,917
Authorized shares – per class	2 billion	2 billion	2 billion
Par value per share	0.0001	0.0001	0.0001

(1)	Class T Shares are not available for public offering.

See accompanying notes to financial statements.

NUVEEN	109

Statement of

Operations	Six Months Ended December 31, 2017 (Unaudited)

	Core Bond	Core Plus Bond	High Income Bond
Investment Income
Dividend income	$—	$—	$646,321
Interest income	2,213,961	6,790,985	13,506,578
Securities lending income	2,100	28,419	208,384
Total investment income	2,216,061	6,819,404	14,361,283
Expenses
Management fees	329,434	866,533	1,065,593
12b-1 service fees – Class A Shares	16,748	71,999	166,630
12b-1 distribution and service fees – Class C Shares	8,568	34,877	241,894
12b-1 distribution and service fees – Class R3 Shares	—	3,216	1,844
12b-1 distribution and service fees – Class T Shares(1)	—	—	31
Shareholder servicing agent fees	32,128	124,450	141,542
Custodian fees	37,312	68,467	66,160
Directors fees	2,488	6,584	6,484
Professional fees	27,098	35,947	35,184
Shareholder reporting expenses	10,602	25,824	36,127
Federal and state registration fees	32,512	41,474	55,676
Other	5,540	8,386	40,220
Total expenses before fee waiver/expense reimbursement	502,430	1,287,757	1,857,385
Fee waiver/expense reimbursement	(124,253)	(221,434)	(83,775)
Net expenses	378,177	1,066,323	1,773,610
Net investment income (loss)	1,837,884	5,753,081	12,587,673
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	653,894	3,852,842	(1,890,539)
Forward foreign currency contracts	—	(154,629)	(237,092)
Futures contracts	268,199	437,724	(4,816)
Options purchased	—	(16,404)	—
Swaps	—	(193,771)	—
Net change in unrealized appreciation (depreciation) of:
Investments and foreign currency	(738,149)	(3,705,017)	550,006
Forward foreign currency contracts	—	138,858	147,942
Futures contracts	(108,789)	(202,961)	(11,807)
Options purchased	—	13,451	—
Swaps	—	(22,738)	—
Net realized and unrealized gain (loss)	75,155	147,355	(1,446,306)
Net increase (decrease) in net assets from operations	$1,913,039	$5,900,436	$11,141,367

(1)	Class T Shares are not available for public offering.

See accompanying notes to financial statements.

110	NUVEEN

	Inflation Protected Securities	Short Term Bond	Strategic Income
Investment Income
Dividend income	$7,250	$—	$112,941
Interest income	6,864,318	6,422,498	16,487,124
Securities lending income	10,634	15,150	79,914
Total investment income	6,882,202	6,437,648	16,679,979
Expenses
Management fees	1,237,935	1,117,341	2,110,547
12b-1 service fees – Class A Shares	131,440	115,099	170,501
12b-1 distribution and service fees – Class C Shares	52,118	120,648	375,295
12b-1 distribution and service fees – Class R3 Shares	13,806	1,060	17,907
12b-1 distribution and service fees – Class T Shares(1)	—	—	31
Shareholder servicing agent fees	723,197	131,420	318,047
Custodian fees	47,050	71,049	100,484
Directors fees	11,003	9,827	14,316
Professional fees	45,655	43,008	52,205
Shareholder reporting expenses	48,813	28,848	71,340
Federal and state registration fees	42,998	48,441	44,622
Other	5,301	8,747	9,943
Total expenses before fee waiver/expense reimbursement	2,359,316	1,695,488	3,285,238
Fee waiver/expense reimbursement	(571,334)	(176,528)	(406,910)
Net expenses	1,787,982	1,518,960	2,878,328
Net investment income (loss)	5,094,220	4,918,688	13,801,651
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	172,091	215,493	5,423,284
Forward foreign currency contracts	—	—	(908,836)
Futures contracts	309,720	(264,608)	1,911,065
Options purchased	—	—	(71,345)
Swaps	—	—	(2,558,311)
Net change in unrealized appreciation (depreciation) of:
Investments and foreign currency	6,208,761	(2,223,062)	(4,264,037)
Forward foreign currency contracts	—	—	951,542
Futures contracts	(168,421)	(186,216)	(545,487)
Options purchased	—	—	58,501
Swaps	—	—	264,549
Net realized and unrealized gain (loss)	6,522,151	(2,458,393)	260,925
Net increase (decrease) in net assets from operations	$11,616,371	$2,460,295	$14,062,576

(1)	Class T Shares are not available for public offering.

See accompanying notes to financial statements.

NUVEEN	111

Statement of

Changes in Net Assets	(Unaudited)

	Core Bond		Core Plus Bond
	Six Months Ended 12/31/17	Year Ended 6/30/17	Six Months Ended 12/31/17	Year Ended 6/30/17
Operations
Net investment income (loss)	$1,837,884	$3,957,122	$5,753,081	$13,462,247
Net realized gain (loss) from:
Investments and foreign currency	653,894	1,094,016	3,852,842	3,481,669
Forward foreign currency contracts	—	—	(154,629)	(377,450)
Futures contracts	268,199	(1,099,892)	437,724	117,343
Options purchased	—	—	(16,404)	(189,915)
Swaps	—	—	(193,771)	(2,414,363)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(738,149)	(4,983,483)	(3,705,017)	(1,417,518)
Forward foreign currency contracts	—	—	138,858	154,851
Futures contracts	(108,789)	215,835	(202,961)	62,649
Options purchased	—	—	13,451	(13,451)
Swaps	—	—	(22,738)	2,131,286
Net increase (decrease) in net assets from operations	1,913,039	(816,402)	5,900,436	14,997,348
Distributions to Shareholders
From net investment income:
Class A Shares	(154,871)	(306,135)	(928,373)	(1,420,028)
Class C Shares	(13,557)	(27,096)	(86,231)	(132,502)
Class R3 Shares	—	—	(19,215)	(214,891)
Class R6 Shares	(760,845)	(1,414,133)	(420,127)	(635,081)
Class I Shares	(846,722)	(2,106,287)	(4,831,059)	(7,238,587)
Class T Shares(1)	—	—	—	—
From accumulated net realized gains:
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class R3 Shares	—	—	—	—
Class R6 Shares	—	—	—	—
Class I Shares	—	—	—	—
Class T Shares(1)	—	—	—	—
Return of capital:
Class A Shares	—	(24,751)	—	(796,441)
Class C Shares	—	(3,373)	—	(107,897)
Class R3 Shares	—	—	—	(126,056)
Class R6 Shares	—	(102,536)	—	(320,604)
Class I Shares	—	(152,775)	—	(3,651,042)
Class T Shares(1)	—	—	—	—
Decrease in net assets from distributions to shareholders	(1,775,995)	(4,137,086)	(6,285,005)	(14,643,129)
Fund Share Transactions
Proceeds from sale of shares	6,383,514	17,939,062	43,865,890	64,405,698
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,133,927	2,509,337	3,674,113	8,528,468
	7,517,441	20,448,399	47,540,003	72,934,166
Cost of shares redeemed	(13,627,353)	(55,410,123)	(33,342,021)	(107,070,562)
Net increase (decrease) in net assets from Fund share transactions	(6,109,912)	(34,961,724)	14,197,982	(34,136,396)
Net increase (decrease) in net assets	(5,972,868)	(39,915,212)	13,813,413	(33,782,177)
Net assets at the beginning of period	142,975,327	182,890,539	359,823,237	393,605,414
Net assets at the end of period	$137,002,459	$142,975,327	$373,636,650	$359,823,237
Undistributed (Over-distribution of) net investment income at the end of period	$(257,967)	$(319,856)	$(3,110,296)	$(2,578,372)

(1)	Class T Shares are not available for public offering.

See accompanying notes to financial statements.

112	NUVEEN

	High Income Bond		Inflation Protected Securities
	Six Months Ended 12/31/17	Year Ended 6/30/17	Six Months Ended 12/31/17	Year Ended 6/30/17
Operations
Net investment income (loss)	$12,587,673	$31,041,673	$5,094,220	$11,146,193
Net realized gain (loss) from:
Investments and foreign currency	(1,890,539)	(1,337,739)	172,091	1,334,814
Forward foreign currency contracts	(237,092)	210,744	—	—
Futures contracts	(4,816)	(137,663)	309,720	(3,448,952)
Options purchased	—	—	—	—
Swaps	—	(30,036)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	550,006	32,917,584	6,208,761	(16,784,072)
Forward foreign currency contracts	147,942	(114,776)	—	—
Futures contracts	(11,807)	(275,326)	(168,421)	(295,008)
Options purchased	—	—	—	—
Swaps	—	—	—	—
Net increase (decrease) in net assets from operations	11,141,367	62,274,461	11,616,371	(8,047,025)
Distributions to Shareholders
From net investment income:
Class A Shares	(4,493,959)	(11,349,409)	(1,336,068)	(1,153,307)
Class C Shares	(1,457,664)	(2,883,575)	(93,008)	(63,715)
Class R3 Shares	(23,925)	(52,021)	(62,529)	(87,641)
Class R6 Shares	—	—	(603,898)	(243,084)
Class I Shares	(6,279,811)	(16,098,152)	(6,373,232)	(5,866,832)
Class T Shares(1)	(844)	(141)	—	—
From accumulated net realized gains:
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class R3 Shares	—	—	—	—
Class R6 Shares	—	—	—	—
Class I Shares	—	—	—	—
Class T Shares(1)	—	—	—	—
Return of capital:
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class R3 Shares	—	—	—	—
Class R6 Shares	—	—	—	—
Class I Shares	—	—	—	—
Class T Shares(1)	—	—	—	—
Decrease in net assets from distributions to shareholders	(12,256,203)	(30,383,298)	(8,468,735)	(7,414,579)
Fund Share Transactions
Proceeds from sale of shares	144,236,788	527,158,862	96,571,561	327,307,816
Proceeds from shares issued to shareholders due to reinvestment of distributions	10,299,982	23,319,008	3,254,069	3,010,711
	154,536,770	550,477,870	99,825,630	330,318,527
Cost of shares redeemed	(190,400,958)	(561,646,868)	(87,200,114)	(239,408,167)
Net increase (decrease) in net assets from Fund share transactions	(35,864,188)	(11,168,998)	12,625,516	90,910,360
Net increase (decrease) in net assets	(36,979,024)	20,722,165	15,773,152	75,448,756
Net assets at the beginning of period	385,764,471	365,042,306	603,350,973	527,902,217
Net assets at the end of period	$348,785,447	$385,764,471	$619,124,125	$603,350,973
Undistributed (Over-distribution of) net investment income at the end of period	$1,457,280	$1,125,810	$1,713,767	$5,088,282

(1)	Class T Shares are not available for public offering.

See accompanying notes to financial statements.

NUVEEN	113

Statement of Changes in Net Assets (Unaudited) (continued)

	Short Term Bond		Strategic Income
	Six Months Ended 12/31/17	Year Ended 6/30/17	Six Months Ended 12/31/17	Year Ended 6/30/17
Operations
Net investment income (loss)	$4,918,688	$10,231,004	$13,801,651	$32,606,064
Net realized gain (loss) from:
Investments and foreign currency	215,493	729,844	5,423,284	(1,535,971)
Forward foreign currency contracts	—	—	(908,836)	(2,742,500)
Futures contracts	(264,608)	(326,015)	1,911,065	243,580
Options purchased	—	—	(71,345)	(830,201)
Swaps	—	—	(2,558,311)	(5,806,488)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(2,223,062)	(2,250,536)	(4,264,037)	23,950,852
Forward foreign currency contracts	—	—	951,542	(216,207)
Futures contracts	(186,216)	475,812	(545,487)	1,173,900
Options purchased	—	—	58,501	(58,501)
Swaps	—	—	264,549	2,651,990
Net increase (decrease) in net assets from operations	2,460,295	8,860,109	14,062,576	49,436,518
Distributions to Shareholders
From net investment income:
Class A Shares	(720,978)	(1,440,422)	(2,941,081)	(4,700,078)
Class C Shares	(94,326)	(206,915)	(1,330,523)	(1,697,178)
Class R3 Shares	(2,682)	(4,210)	(145,629)	(189,836)
Class R6 Shares	(872,039)	(1,266,480)	(705,477)	(888,278)
Class I Shares	(3,092,831)	(6,537,353)	(12,498,207)	(14,906,062)
Class T Shares(1)	—	—	(543)	—
From accumulated net realized gains:
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class R3 Shares	—	—	—	—
Class R6 Shares	—	—	—	—
Class I Shares	—	—	—	—
Class T Shares(1)	—	—	—	—
Return of capital:
Class A Shares	—	(96,946)	—	(3,734,095)
Class C Shares	—	(29,934)	—	(1,850,649)
Class R3 Shares	—	(357)	—	(164,969)
Class R6 Shares	—	(73,173)	—	(655,316)
Class I Shares	—	(378,818)	—	(10,925,506)
Class T Shares(1)	—	—	—	(104)
Decrease in net assets from distributions to shareholders	(4,782,856)	(10,034,608)	(17,621,460)	(39,712,071)
Fund Share Transactions
Proceeds from sale of shares	95,109,650	253,678,451	156,381,001	244,895,885
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,458,541	4,633,178	10,529,629	23,514,671
	97,568,191	258,311,629	166,910,630	268,410,556
Cost of shares redeemed	(127,395,170)	(305,880,953)	(122,068,839)	(300,622,459)
Net increase (decrease) in net assets from Fund share transactions	(29,826,979)	(47,569,324)	44,841,791	(32,211,903)
Net increase (decrease) in net assets	(32,149,540)	(48,743,823)	41,282,907	(22,487,456)
Net assets at the beginning of period	561,697,907	610,441,730	770,296,010	792,780,466
Net assets at the end of period	$529,548,367	$561,697,907	$811,578,917	$770,293,010
Undistributed (Over-distribution of) net investment income at the end of period	$(727,815)	$(863,647)	$(13,352,992)	$(9,533,183)

(1)	Class T Shares are not available for public offering.

See accompanying notes to financial statements.

114	NUVEEN

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NUVEEN	115

Financial

Highlights (Unaudited)

Core Bond

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV
Class A (1/95)
2018(f)	$9.76	$0.12	$—	$0.12	$(0.11)	$—	$—	$(0.11)	$9.77
2017	10.05	0.22	(0.28)	(0.06)	(0.21)	—	(0.02)	(0.23)	9.76
2016	9.97	0.23	0.17	0.40	(0.22)	(0.06)	(0.04)	(0.32)	10.05
2015	10.36	0.25	(0.19)	0.06	(0.28)	(0.17)	—	(0.45)	9.97
2014	10.13	0.24	0.35	0.59	(0.22)	(0.14)	—	(0.36)	10.36
2013	10.67	0.18	(0.20)	(0.02)	(0.18)	(0.34)	—	(0.52)	10.13
Class C (1/11)
2018(f)	9.73	0.08	0.01	0.09	(0.08)	—	—	(0.08)	9.74
2017	10.02	0.15	(0.28)	(0.13)	(0.14)	—	(0.02)	(0.16)	9.73
2016	9.94	0.15	0.17	0.32	(0.14)	(0.06)	(0.04)	(0.24)	10.02
2015	10.32	0.17	(0.19)	(0.02)	(0.19)	(0.17)	—	(0.36)	9.94
2014	10.08	0.16	0.36	0.52	(0.14)	(0.14)	—	(0.28)	10.32
2013	10.62	0.09	(0.19)	(0.10)	(0.09)	(0.35)	—	(0.44)	10.08
Class R6 (1/15)
2018(f)	9.74	0.13	0.01	0.14	(0.13)	—	—	(0.13)	9.75
2017	10.02	0.25	(0.27)	(0.02)	(0.24)	—	(0.02)	(0.26)	9.74
2016	9.94	0.26	0.16	0.42	(0.24)	(0.06)	(0.04)	(0.34)	10.02
2015(e)	10.22	0.12	(0.27)	(0.15)	(0.13)	—	—	(0.13)	9.94
Class I (1/93)
2018(f)	9.72	0.13	0.01	0.14	(0.13)	—	—	(0.13)	9.73
2017	10.01	0.24	(0.27)	(0.03)	(0.24)	—	(0.02)	(0.26)	9.72
2016	9.93	0.25	0.17	0.42	(0.24)	(0.06)	(0.04)	(0.34)	10.01
2015	10.32	0.27	(0.19)	0.08	(0.30)	(0.17)	—	(0.47)	9.93
2014	10.09	0.26	0.22	0.48	(0.11)	(0.14)	—	(0.25)	10.32
2013	10.63	0.20	(0.20)	—	(0.21)	(0.33)	—	(0.54)	10.09

116	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

1.28%	$13,548	0.96	%*	2.20	%*	0.78	%*	2.37	%*	21%
(0.56)	13,182	0.93		2.09		0.78		2.24		85
4.12	15,185	0.87		2.21		0.78		2.30		75
0.52	14,448	0.85		2.34		0.78		2.40		44
5.94	14,857	0.81		2.29		0.78		2.32		49
(0.38)	18,331	0.79		1.63		0.78		1.65		85

0.91	1,904	1.71	*	1.44	*	1.53	*	1.61	*	21
(1.33)	1,720	1.68		1.34		1.53		1.49		85
3.31	1,767	1.63		1.46		1.53		1.55		75
(0.20)	971	1.61		1.59		1.53		1.67		44
5.24	514	1.56		1.54		1.53		1.57		49
(1.17)	585	1.54		0.87		1.53		0.88		85

1.40	59,270	0.64	*	2.51	*	0.46	*	2.69	*	21
(0.22)	58,545	0.61		2.41		0.46		2.56		85
4.38	58,699	0.57		2.51		0.48		2.60		75
(1.46)	45,145	0.56	*	2.60	*	0.48	*	2.68	*	44

1.41	62,280	0.71	*	2.44	*	0.53	*	2.62	*	21
(0.32)	69,528	0.68		2.32		0.53		2.47		85
4.39	107,240	0.62		2.46		0.53		2.55		75
0.78	176,468	0.59		2.59		0.53		2.65		44
6.21	329,901	0.56		2.53		0.53		2.56		49
(0.16)	481,088	0.54		1.88		0.53		1.89		85

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period January 20, 2015 (commencement of operations) through June 30, 2015.
(f)	For the six months ended December 31, 2017.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	117

Financial Highlights (Unaudited) (continued)

Core Plus Bond

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV
Class A (12/87)
2018(f)	$11.04	$0.16	$—	$0.16	$(0.18)	$—	$—	$(0.18)	$11.02
2017	11.01	0.37	0.07	0.44	(0.26)	—	(0.15)	(0.41)	11.04
2016	11.25	0.44	(0.22)	0.22	(0.44)	(0.02)	—	(0.46)	11.01
2015	11.75	0.45	(0.49)	(0.04)	(0.44)	(0.02)	—	(0.46)	11.25
2014	11.46	0.46	0.45	0.91	(0.43)	(0.19)	—	(0.62)	11.75
2013	11.64	0.41	(0.12)	0.29	(0.42)	(0.05)	—	(0.47)	11.46
Class C (2/99)
2018(f)	10.98	0.12	0.01	0.13	(0.14)	—	—	(0.14)	10.97
2017	10.96	0.29	0.05	0.34	(0.17)	—	(0.15)	(0.32)	10.98
2016	11.20	0.35	(0.22)	0.13	(0.35)	(0.02)	—	(0.37)	10.96
2015	11.69	0.36	(0.48)	(0.12)	(0.35)	(0.02)	—	(0.37)	11.20
2014	11.40	0.37	0.45	0.82	(0.34)	(0.19)	—	(0.53)	11.69
2013	11.59	0.32	(0.12)	0.20	(0.34)	(0.05)	—	(0.39)	11.40
Class R3 (9/01)
2018(f)	11.09	0.15	0.01	0.16	(0.17)	—	—	(0.17)	11.08
2017	11.05	0.36	0.06	0.42	(0.23)	—	(0.15)	(0.38)	11.09
2016	11.29	0.41	(0.22)	0.19	(0.41)	(0.02)	—	(0.43)	11.05
2015	11.80	0.42	(0.50)	(0.08)	(0.41)	(0.02)	—	(0.43)	11.29
2014	11.51	0.43	0.46	0.89	(0.41)	(0.19)	—	(0.60)	11.80
2013	11.70	0.38	(0.12)	0.26	(0.40)	(0.05)	—	(0.45)	11.51
Class R6 (1/15)
2018(f)	11.03	0.18	—	0.18	(0.19)	—	—	(0.19)	11.02
2017	11.00	0.41	0.05	0.46	(0.28)	—	(0.15)	(0.43)	11.03
2016	11.23	0.47	(0.21)	0.26	(0.47)	(0.02)	—	(0.49)	11.00
2015(e)	11.48	0.22	(0.26)	(0.04)	(0.21)	—	—	(0.21)	11.23
Class I (2/94)
2018(f)	11.01	0.18	—	0.18	(0.19)	—	—	(0.19)	11.00
2017	10.99	0.40	0.05	0.45	(0.28)	—	(0.15)	(0.43)	11.01
2016	11.24	0.46	(0.22)	0.24	(0.47)	(0.02)	—	(0.49)	10.99
2015	11.74	0.48	(0.49)	(0.01)	(0.47)	(0.02)	—	(0.49)	11.24
2014	11.44	0.49	0.46	0.95	(0.46)	(0.19)	—	(0.65)	11.74
2013	11.64	0.44	(0.14)	0.30	(0.45)	(0.05)	—	(0.50)	11.44

118	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

1.53%	$56,328	0.89	%*	2.79	%*	0.77	%*	2.91	%*	57%
4.03	57,299	0.89		3.27		0.77		3.39		131
2.07	61,769	0.87		3.91		0.77		4.00		79
(0.41)	69,968	0.85		3.80		0.77		3.88		44
8.23	68,728	0.84		3.89		0.77		3.97		50
2.40	79,740	0.81		3.42		0.77		3.46		46

1.15	6,466	1.64	*	2.05	*	1.52	*	2.16	*	57
3.16	6,985	1.64		2.52		1.52		2.64		131
1.29	8,387	1.62		3.15		1.52		3.25		79
(1.10)	8,580	1.60		3.06		1.52		3.15		44
7.43	7,696	1.59		3.13		1.52		3.20		50
1.59	4,200	1.56		2.67		1.52		2.71		46

1.41	1,241	1.14	*	2.54	*	1.02	*	2.66	*	57
3.88	1,205	1.14		3.08		1.02		3.19		131
1.83	14,871	1.12		3.64		1.02		3.74		79
(0.70)	3,751	1.10		3.57		1.02		3.65		44
7.97	638	1.10		3.65		1.02		3.73		50
2.11	350	1.06		3.18		1.02		3.22		46

1.64	24,316	0.58	*	3.10	*	0.46	*	3.22	*	57
4.30	23,798	0.57		3.58		0.45		3.70		131
2.35	24,899	0.56		4.21		0.46		4.31		79
(0.29)	43,680	0.54	*	4.14	*	0.46	*	4.22	*	44

1.73	285,286	0.64	*	3.04	*	0.52	*	3.16	*	57
4.21	270,536	0.64		3.52		0.52		3.63		131
2.26	283,680	0.62		4.16		0.52		4.25		79
(0.15)	440,499	0.60		4.04		0.52		4.12		44
8.64	514,961	0.60		4.17		0.52		4.24		50
2.52	588,627	0.56		3.67		0.52		3.71		46

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period January 20, 2015 (commencement of operations) through June 30, 2015.
(f)	For the six months ended December 31, 2017.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	119

Financial Highlights (Unaudited) (continued)

High Income Bond

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (8/01)
2018(g)	$7.80	$0.27	$(0.02)	$0.25	$(0.27)	$—	$(0.27)	$7.78
2017	7.22	0.54	0.57	1.11	(0.53)	—	(0.53)	7.80
2016	8.23	0.57	(1.05)	(0.48)	(0.53)	—	(0.53)	7.22
2015	9.29	0.55	(1.00)	(0.45)	(0.54)	(0.07)	(0.61)	8.23
2014	8.99	0.58	0.53	1.11	(0.61)	(0.20)	(0.81)	9.29
2013	8.64	0.63	0.39	1.02	(0.67)	—	(0.67)	8.99
Class C (8/01)
2018(g)	7.79	0.24	(0.02)	0.22	(0.24)	—	(0.24)	7.77
2017	7.21	0.49	0.57	1.06	(0.48)	—	(0.48)	7.79
2016	8.22	0.53	(1.07)	(0.54)	(0.47)	—	(0.47)	7.21
2015	9.27	0.49	(0.99)	(0.50)	(0.48)	(0.07)	(0.55)	8.22
2014	8.98	0.51	0.52	1.03	(0.54)	(0.20)	(0.74)	9.27
2013	8.62	0.56	0.40	0.96	(0.60)	—	(0.60)	8.98
Class R3 (9/01)
2018(g)	7.96	0.27	(0.02)	0.25	(0.26)	—	(0.26)	7.95
2017	7.37	0.54	0.58	1.12	(0.53)	—	(0.53)	7.96
2016	8.40	0.57	(1.08)	(0.51)	(0.52)	—	(0.52)	7.37
2015	9.48	0.53	(1.01)	(0.48)	(0.53)	(0.07)	(0.60)	8.40
2014	9.17	0.57	0.54	1.11	(0.60)	(0.20)	(0.80)	9.48
2013	8.81	0.62	0.40	1.02	(0.66)	—	(0.66)	9.17
Class I (8/01)
2018(g)	7.82	0.28	(0.01)	0.27	(0.28)	—	(0.28)	7.81
2017	7.24	0.56	0.57	1.13	(0.55)	—	(0.55)	7.82
2016	8.26	0.60	(1.07)	(0.47)	(0.55)	—	(0.55)	7.24
2015	9.31	0.57	(0.98)	(0.41)	(0.57)	(0.07)	(0.64)	8.26
2014	9.01	0.60	0.53	1.13	(0.63)	(0.20)	(0.83)	9.31
2013	8.65	0.66	0.39	1.05	(0.69)	—	(0.69)	9.01
Class T (5/17)(e)
2018(g)	7.82	0.28	(0.02)	0.26	(0.27)	—	(0.27)	7.81
2017(f)	7.91	0.05	(0.10)	(0.05)	(0.04)	—	(0.04)	7.82

120	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Losss)		Expenses		Net Investment Income (Losss)		Portfolio Turnover Rate(d)

3.20%	$132,792	1.05	%*	6.86	%*	1.00	%*	6.90	%*	59%
15.75	136,977	1.01		7.03		1.01		7.03		155
5.48	114,537	1.03		7.99		1.03		7.99		91
(4.82)	119,535	0.97		6.31		0.97		6.31		80
12.88	209,830	0.95		6.37		0.95		6.37		85
11.99	141,132	0.94		6.92		0.94		6.92		133

2.81	48,044	1.80	*	6.17	*	1.75	*	6.22	*	59
14.93	47,698	1.76		6.32		1.76		6.32		155
(6.27)	41,663	1.79		7.26		1.79		7.26		91
(5.45)	55,409	1.72		5.62		1.72		5.62		80
11.98	71,974	1.70		5.64		1.70		5.64		85
11.33	67,466	1.70		6.21		1.70		6.21		133

3.18	603	1.30	*	6.64	*	1.25	*	6.69	*	59
15.46	756	1.26		6.80		1.26		6.81		155
(5.76)	834	1.29		7.78		1.29		7.78		91
(5.07)	995	1.21		6.03		1.21		6.03		80
12.65	1,099	1.20		6.09		1.20		6.09		85
11.79	697	1.19		6.69		1.19		6.69		133

3.44	167,322	0.80	*	7.13	*	0.75	*	7.18	*	59
15.97	200,310	0.75		7.31		0.76		7.31		155
(5.21)	208,009	0.78		8.12		0.78		8.12		91
(4.55)	446,406	0.72		6.56		0.72		6.56		80
13.15	719,640	0.71		6.61		0.71		6.61		85
12.39	495,863	0.70		7.24		0.70		7.24		133

3.32	25	1.05	*	6.93	*	1.00	*	6.97	*	59
(0.58)	25	0.98	*	7.78	*	1.00	*	7.78	*	155
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information. For the period October 31, 2013 through June 29, 2016, the Adviser did not reimburse the Fund for any fees and expenses.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	Class T Shares are not available for public offering.
(f)	For the period May 31, 2017 (commencement of operations) through June 30, 2017.
(g)	For the six months ended December 31, 2017.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	121

Financial Highlights (Unaudited) (continued)

Inflation Protected Securities

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV
Class A (10/04)
2018(f)	$11.01	$0.08	$0.05	$0.13	$(0.06)	$—	$—	$(0.06)	$11.08
2017	11.30	0.18	(0.35)	(0.17)	(0.12)	—	—	(0.12)	11.01
2016	10.92	0.06	0.32	0.38	—	—	—	—	11.30
2015	11.26	(0.03)	(0.20)	(0.23)	(0.07)	—	(0.04)	(0.11)	10.92
2014	11.08	0.15	0.32	0.47	(0.09)	(0.20)	—	(0.29)	11.26
2013	11.80	0.07	(0.66)	(0.59)	(0.13)	—	—	(0.13)	11.08
Class C (10/04)
2018(f)	10.83	0.04	0.12	0.16	(0.10)	—	—	(0.10)	10.89
2017	11.14	0.10	(0.36)	(0.26)	(0.05)	—	—	(0.05)	10.83
2016	10.84	(0.05)	0.35	0.30	—	—	—	—	11.14
2015	11.21	(0.11)	(0.20)	(0.31)	(0.02)	—	(0.04)	(0.06)	10.84
2014	11.03	0.06	0.35	0.41	(0.03)	(0.20)	—	(0.23)	11.21
2013	11.72	(0.03)	(0.60)	(0.63)	(0.06)	—	—	(0.06)	11.03
Class R3 (10/04)
2018(f)	10.91	0.07	0.03	0.10	(0.04)	—	—	(0.04)	10.97
2017	11.21	0.15	(0.36)	(0.21)	(0.09)	—	—	(0.09)	10.91
2016	10.85	0.01	0.35	0.36	—	—	—	—	11.21
2015	11.21	(0.11)	(0.16)	(0.27)	(0.05)	—	(0.04)	(0.09)	10.85
2014	11.05	0.29	0.14	0.43	(0.07)	(0.20)	—	(0.27)	11.21
2013	11.74	0.04	(0.62)	(0.58)	(0.11)	—	—	(0.11)	11.05
Class R6 (1/15)
2018(f)	11.19	0.12	0.11	0.23	(0.15)	—	—	(0.15)	11.27
2017	11.46	0.26	(0.39)	(0.13)	(0.14)	—	—	(0.14)	11.19
2016	11.02	0.09	0.35	0.44	—	—	—	—	11.46
2015(e)	11.18	— *	(0.16)	(0.16)	—	—	— *	—	11.02
Class I (10/04)
2018(f)	11.14	0.10	0.11	0.21	(0.15)	—	—	(0.15)	11.20
2017	11.43	0.22	(0.37)	(0.15)	(0.14)	—	—	(0.14)	11.14
2016	11.02	0.08	0.33	0.41	—	—	—	—	11.43
2015	11.35	(0.01)	(0.19)	(0.20)	(0.09)	—	(0.04)	(0.13)	11.02
2014	11.14	0.19	0.33	0.52	(0.11)	(0.20)	—	(0.31)	11.35
2013	11.81	0.09	(0.61)	(0.52)	(0.15)	—	—	(0.15)	11.14

122	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

1.94%	$104,426	0.97	%**	1.26%**	0.78	%**	1.45	%**	24%
(1.53)	104,588	0.96		1.47	0.79		1.65		49
3.48	93,104	0.96		0.45	0.83		0.58		26
(2.04)	42,341	0.92		(0.38)	0.83		(0.29)		34
4.35	24,020	0.86		1.30	0.83		1.33		48
(5.07)	21,949	0.81		0.56	0.81		0.56		52

1.50	9,964	1.72	**	0.49 **	1.53	**	0.68	**	24
(2.33)	10,639	1.71		0.75	1.54		0.93		49
2.77	13,131	1.71		(0.61)	1.58		(0.47)		26
(2.75)	9,366	1.66		(1.06)	1.58		(0.98)		34
3.76	6,954	1.61		0.50	1.58		0.52		48
(5.39)	9,761	1.56		(0.25)	1.56		(0.25)		52

1.73	5,320	1.22	**	1.01 **	1.03	**	1.20	**	24
(1.86)	5,618	1.21		1.21	1.04		1.38		49
3.32	13,094	1.22		(0.05)	1.08		0.08		26
(2.38)	3,693	1.15		(1.05)	1.08		(0.98)		34
3.97	3,447	1.13		2.63	1.08		2.68		48
(5.02)	519	1.06		0.32	1.06		0.32		52

2.14	47,011	0.47	**	1.95 **	0.28	**	2.14	**	24
(1.10)	23,654	0.48		1.12	0.30		2.30		49
3.99	3,773	0.50		0.71	0.37		0.84		26
(1.39)	3,074	0.52	**	(0.12)**	0.41	**	(0.01	)**	34

1.97	452,403	0.72	**	1.50 **	0.53	**	1.69	**	24
(1.27)	458,852	0.71		1.76	0.54		1.93		49
3.72	404,801	0.71		0.57	0.58		0.70		26
(1.78)	331,707	0.66		(0.13)	0.58		(0.05)		34
4.82	321,472	0.61		1.65	0.58		1.68		48
(4.46)	344,204	0.56		0.77	0.56		0.77		52

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period January 20, 2015 (commencement of operations) through June 30, 2015.
(f)	For the six months ended December 31, 2017.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

NUVEEN	123

Financial Highlights (Unaudited) (continued)

Short Term Bond

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV
Class A (12/92)
2018(f)	$9.86	$0.08	$(0.05)	$0.03	$(0.08)	$—	$—	$(0.08)	$9.81
2017	9.88	0.16	(0.02)	0.14	(0.15)	—	(0.01)	(0.16)	9.86
2016	9.93	0.16	(0.06)	0.10	(0.15)	—	—	(0.15)	9.88
2015	10.05	0.16	(0.13)	0.03	(0.15)	—	—	(0.15)	9.93
2014	9.97	0.19	0.08	0.27	(0.19)	—	—	(0.19)	10.05
2013	9.95	0.20	0.03	0.23	(0.21)	—	—	(0.21)	9.97
Class C (10/09)
2018(f)	9.90	0.04	(0.04)	—	(0.04)	—	—	(0.04)	9.86
2017	9.92	0.08	(0.02)	0.06	(0.07)	—	(0.01)	(0.08)	9.90
2016	9.97	0.09	(0.07)	0.02	(0.07)	—	—	(0.07)	9.92
2015	10.08	0.08	(0.12)	(0.04)	(0.07)	—	—	(0.07)	9.97
2014	10.00	0.11	0.08	0.19	(0.11)	—	—	(0.11)	10.08
2013	9.97	0.12	0.04	0.16	(0.13)	—	—	(0.13)	10.00
Class R3 (9/11)
2018(f)	9.88	0.07	(0.05)	0.02	(0.06)	—	—	(0.06)	9.84
2017	9.90	0.13	(0.02)	0.11	(0.12)	—	(0.01)	(0.13)	9.88
2016	9.95	0.14	(0.07)	0.07	(0.12)	—	—	(0.12)	9.90
2015	10.07	0.13	(0.13)	—	(0.12)	—	—	(0.12)	9.95
2014	9.99	0.16	0.08	0.24	(0.16)	—	—	(0.16)	10.07
2013	9.96	0.17	0.04	0.21	(0.18)	—	—	(0.18)	9.99
Class R6 (1/15)
2018(f)	9.88	0.09	(0.04)	0.05	(0.09)	—	—	(0.09)	9.84
2017	9.90	0.19	(0.03)	0.16	(0.17)	—	(0.01)	(0.18)	9.88
2016	9.95	0.19	(0.06)	0.13	(0.18)	—	—	(0.18)	9.90
2015(e)	9.93	0.09	— *	0.09	(0.07)	—	—	(0.07)	9.95
Class I (2/94)
2018(f)	9.87	0.09	(0.05)	0.04	(0.09)	—	—	(0.09)	9.82
2017	9.89	0.18	(0.02)	0.16	(0.17)	—	(0.01)	(0.18)	9.87
2016	9.94	0.19	(0.06)	0.13	(0.18)	—	—	(0.18)	9.89
2015	10.06	0.18	(0.12)	0.06	(0.18)	—	—	(0.18)	9.94
2014	9.98	0.21	0.08	0.29	(0.21)	—	—	(0.21)	10.06
2013	9.95	0.22	0.04	0.26	(0.23)	—	—	(0.23)	9.98

124	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

0.28%	$88,190	0.78	%**	1.53	%**	0.72	%**	1.59	%**	59%
1.39	92,967	0.77		1.54		0.72		1.59		50
1.04	96,201	0.76		1.60		0.72		1.64		43
0.32	100,544	0.73		1.56		0.71		1.58		43
2.69	116,365	0.73		1.84		0.71		1.86		43
2.30	141,099	0.73		1.96		0.71		1.99		42

(0.01)	22,739	1.53	**	0.79	**	1.47	**	0.85	**	59
0.59	25,326	1.52		0.79		1.47		0.85		50
0.25	30,495	1.51		0.86		1.47		0.90		43
(0.36)	33,547	1.48		0.81		1.46		0.83		43
1.89	39,347	1.48		1.11		1.46		1.13		43
1.61	44,414	1.48		1.22		1.46		1.24		42

0.23	424	1.03	**	1.29	**	0.97	**	1.35	**	59
1.08	436	1.02		1.30		0.97		1.35		50
0.74	285	1.01		1.34		0.97		1.38		43
0.02	131	0.98		1.29		0.96		1.31		43
2.38	1,049	0.98		1.59		0.96		1.61		43
2.10	516	0.98		1.71		0.96		1.73		42

0.51	93,607	0.49	**	1.83	**	0.42	**	1.90	**	59
1.63	95,754	0.48		1.87		0.42		1.92		50
1.29	66,836	0.47		1.91		0.43		1.95		43
0.96	27,475	0.46	**	1.95	**	0.43	**	1.98	**	43

0.41	324,589	0.53	**	1.78	**	0.47	**	1.85	**	59
1.63	347,215	0.52		1.79		0.47		1.84		50
1.29	416,624	0.51		1.85		0.47		1.89		43
0.57	529,027	0.48		1.80		0.46		1.82		43
2.93	915,119	0.48		2.09		0.46		2.11		43
2.65	720,722	0.48		2.22		0.46		2.23		42

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period January 20, 2015 (commencement of operations) through June 30, 2015.
(f)	For the six months ended December 31, 2017.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

NUVEEN	125

Financial Highlights (Unaudited) (continued)

Strategic Income

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV
Class A (2/00)
2018(h)	$10.65	$0.18	$0.01	$0.19	$(0.23)	$—	$—	$(0.23)	$10.61
2017	10.52	0.44	0.22	0.66	(0.29)	—	(0.24)	(0.53)	10.65
2016	10.97	0.50	(0.42)	0.08	(0.53)	—	—	(0.53)	10.52
2015	11.60	0.49	(0.58)	(0.09)	(0.54)	—	—	(0.54)	10.97
2014	11.02	0.53	0.59	1.12	(0.54)	—	—	(0.54)	11.60
2013	10.83	0.52	0.16	0.68	(0.49)	—	—	(0.49)	11.02
Class C (2/00)
2018(h)	10.59	0.14	0.01	0.15	(0.19)	—	—	(0.19)	10.55
2017	10.46	0.35	0.23	0.58	(0.21)	—	(0.24)	(0.45)	10.59
2016	10.90	0.42	(0.41)	0.01	(0.45)	—	—	(0.45)	10.46
2015	11.52	0.40	(0.57)	(0.17)	(0.45)	—	—	(0.45)	10.90
2014	10.94	0.44	0.60	1.04	(0.46)	—	—	(0.46)	11.52
2013	10.76	0.43	0.16	0.59	(0.41)	—	—	(0.41)	10.94
Class R3 (9/01)
2018(h)	10.69	0.17	0.01	0.18	(0.22)	—	—	(0.22)	10.65
2017	10.56	0.41	0.23	0.64	(0.27)	—	(0.24)	(0.51)	10.69
2016	11.01	0.48	(0.42)	0.06	(0.51)	—	—	(0.51)	10.56
2015	11.64	0.46	(0.57)	(0.11)	(0.52)	—	—	(0.52)	11.01
2014	11.05	0.51	0.60	1.11	(0.52)	—	—	(0.52)	11.64
2013	10.88	0.49	0.15	0.64	(0.47)	—	—	(0.47)	11.05
Class R6 (1/15)
2018(h)	10.67	0.19	0.01	0.20	(0.24)	—	—	(0.24)	10.63
2017	10.52	0.48	0.23	0.71	(0.32)	—	(0.24)	(0.56)	10.67
2016	10.96	0.53	(0.41)	0.12	(0.56)	—	—	(0.56)	10.52
2015(e)	11.22	0.24	(0.25)	(0.01)	(0.25)	—	—	(0.25)	10.96
Class I (2/00)
2018(h)	10.65	0.19	—	0.19	(0.24)	—	—	(0.24)	10.60
2017	10.51	0.46	0.24	0.70	(0.32)	—	(0.24)	(0.56)	10.65
2016	10.96	0.53	(0.42)	0.11	(0.56)	—	—	(0.56)	10.51
2015	11.59	0.52	(0.58)	(0.06)	(0.57)	—	—	(0.57)	10.96
2014	11.01	0.56	0.59	1.15	(0.57)	—	—	(0.57)	11.59
2013	10.83	0.55	0.15	0.70	(0.52)	—	—	(0.52)	11.01
Class T (5/17)(f)
2018(h)	10.65	0.18	0.01	0.19	(0.23)	—	—	(0.23)	10.61
2017(g)	10.67	0.03	(0.01)	0.02	—	—	(0.04)	(0.04)	10.65

126	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waive/Reimbursement				Ratios to Average Net Assets After Waive/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

1.79%	$128,697	0.93	%*	3.23	%*	0.83	%*	3.33	%*	141%
6.43	137,072	0.93		4.02		0.83		4.12		135
0.94	187,052	0.92		4.71		0.83		4.80		56
(0.80)	288,080	0.92		4.25		0.82		4.34		47
10.46	128,189	0.91		4.65		0.84		4.73		50
6.25	72,341	0.90		4.50		0.84		4.57		69

1.40	72,204	1.68	*	2.48	*	1.58	*	2.58	*	141
5.63	76,513	1.68		3.25		1.58		3.35		135
0.20	89,173	1.67		3.97		1.58		4.06		56
(1.50)	110,660	1.67		3.51		1.57		3.60		47
9.59	48,335	1.66		3.91		1.59		3.98		50
5.50	35,146	1.65		3.75		1.59		3.81		69

1.67	6,751	1.18	*	2.98	*	1.08	*	3.08	*	141
6.17	7,320	1.18		3.74		1.08		3.83		135
0.70	7,647	1.17		4.44		1.08		4.54		56
(1.01)	12,272	1.17		4.00		1.07		4.09		47
10.19	5,321	1.16		4.41		1.09		4.48		50
5.89	2,926	1.15		4.27		1.09		4.34		69

1.90	46,639	0.60	*	3.51	*	0.50	*	3.62	*	141
6.86	8,995	0.60		4.35		0.51		4.45		135
1.28	33,372	0.60		5.07		0.50		5.17		56
(0.10)	20,498	0.61	*	4.70	*	0.50	*	4.81	*	47

1.90	557,263	0.68	*	3.48	*	0.58	*	3.58	*	141
6.77	540,368	0.68		4.22		0.58		4.32		135
1.19	475,536	0.67		4.95		0.58		5.05		56
(0.54)	773,719	0.67		4.48		0.57		4.57		47
10.77	612,214	0.66		4.92		0.59		5.00		50
6.42	517,292	0.65		4.75		0.59		4.81		69

1.79	25	0.91	*	3.27	*	0.83	*	3.35	*	141
0.23	25	0.92	*	3.40	*	0.83	*	3.50	*	135

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period January 20, 2015 (commencement of operations) through June 30, 2015.
(f)	Class T Shares are not available for public offering.
(g)	For the period May 31, 2017 (commencement of operations) through June 30, 2017.
(h)	For the six months ended December 31, 2017.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	127

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

Nuveen Investment Funds, Inc. (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Core Bond Fund (“Core Bond”), Nuveen Core Plus Bond Fund (“Core Plus Bond”), Nuveen High Income Bond Fund (“High Income Bond”), Nuveen Inflation Protected Securities Fund (“Inflation Protected Securities”), Nuveen Short Term Bond Fund (“Short Term Bond”) and Nuveen Strategic Income Fund (“Strategic Income”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the State of Maryland on August 20, 1987.

The end of the reporting period for the Funds is December 31, 2017, and the period covered by these Notes to Financial Statements is the six months ended December 31, 2017 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, overseas the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives

Core Bond’s investment objective is to provide investors with current income to the extent consistent with preservation of capital. Core Plus Bond’s investment objective is to provide investors with high current income consistent with limited risk to capital. High Income Bond’s investment objective is to provide investors with a high level of current income. Inflation Protected Securities’ investment objective is to provide investors with total return while providing protection against inflation. Short Term Bond’s investment objective is to provide investors with current income while maintaining a high degree of principal stability. Strategic Income’s investment objective is to provide investors with total return.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the following Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Core Bond	Core Plus Bond	Strategic Income
Outstanding when-issued/delayed delivery purchase commitments	$1,793,352	$31,569,831	$73,090,878

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments.

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Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of the Funds, with the exception of Short Term Bond, of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge. Class A Share purchases of Short Term Bond of $250,000 or more are sold at NAV without an up-front sales charge. Class A Share purchases may be subject to a contingent deferred sales charge (“CDSC”) equal to 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class T Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Compensation

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds’ Board of Directors (the “Board”) has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

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Notes to Financial Statements (Unaudited) (continued)

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Like most fixed-income securities, the senior and subordinated loans in which the Fund invests are not listed on an organized exchange. The secondary market of such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

Prices of forward foreign currency contracts and swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Index options are valued at the 4:00 p.m. Eastern Time (ET) close price of the NYSE. The value of exchange-traded options are based on the mean of the closing bid and ask prices. Index and exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter (“OTC”) market are valued using an evaluated mean price and are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S.

130	NUVEEN

markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Core Bond	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Corporate Bonds	$—	$62,028,620	$—		$62,028,620
Asset-Backed and Mortgage-Backed Securities	—	61,818,922	—		61,818,922
U.S. Government and Agency Obligations	—	11,309,357	—		11,309,357
$1,000 Par (or similar) Institutional Preferred	—	705,250	—		705,250
Investments Purchased with Collateral from Securities Lending	1,008,625	—	—		1,008,625
Short-Term Investments:
Money Market Funds	1,981,954	—	—		1,981,954
Investments in Derivatives:
Futures Contracts**	82,881	—	—		82,881
Total	$3,073,460	$135,862,149	$—		$138,935,609

Core Plus Bond
Long-Term Investments*:
Asset-Backed and Mortgage-Backed Securities	$—	$165,772,135	$—		$165,772,135
Corporate Bonds	—	147,047,334	—		147,047,334
$1,000 Par (or similar) Institutional Preferred	—	20,694,193	—		20,694,193
U.S. Government and Agency Obligations	—	20,003,455	—		20,003,455
Contingent Capital Securities	—	6,696,784	—		6,696,784
Sovereign Debt	—	5,919,889	—		5,919,889
Municipal Bonds	—	926,745	—		926,745
Investments Purchased with Collateral from Securities Lending	2,110,300	—	—		2,110,300
Short-Term Investments:
Money Market Funds	33,679,639	—	—		33,679,639
Investments in Derivatives:
Forward Foreign Currency Contracts**	—	(55,933)	—		(55,933)
Credit Default Swaps**	—	(25,864)	—		(25,864)
Futures Contracts**	9,582	—	—		9,582
Total	$35,799,521	$366,978,738	$—		$402,778,259

High Income Bond
Long-Term Investments*:
Corporate Bonds	$—	$283,801,831	$—	****	$283,801,831
$1,000 Par (or similar) Institutional Preferred	—	8,988,000	—		8,988,000
Contingent Capital Securities	—	9,762,612	—		9,762,612
Variable Rate Senior Loan Interests	—	9,229,829	—		9,229,829
Common Stocks	6,598,468	4,662 ***	65,242	***	6,668,372
Investment Companies	6,609,718	—	—		6,609,718
$25 Par (or similar) Retail Preferred	6,280,051	—	—		6,280,051
Convertible Preferred Securities	2,108,602	—	—		2,108,602
Warrants	—	34 ***	—	****	34
Convertible Bonds	—	19	—		19
Investments Purchased with Collateral from Securities Lending	32,559,058	—	—		32,559,058
Short-Term Investments:
Money Market Funds	11,637,062	—	—		11,637,062
Investments in Derivatives:
Forward Foreign Currency Contracts**	—	(34,133)	—		(34,133)
Futures Contracts**	(14,670)	—	—		(14,670)
Total	$65,778,289	$311,752,854	$65,242		$377,596,385
*	Refer to the Fund’s Portfolio of Investments for industry, state and country classifications, where applicable.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2 and/or Level 3.
****	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3. Value equals zero as of the end of the reporting period.

NUVEEN	131

Notes to Financial Statements (Unaudited) (continued)

Inflation Protected Securities	Level 1	Level 2		Level 3		Total
Long-Term Investments*:
U.S. Government and Agency Obligations	$—	$537,191,444		$—		$537,191,444
Asset-Backed and Mortgage-Backed Securities	—	51,266,599		—		51,266,599
Corporate Bonds	—	15,598,943		—		15,598,943
Sovereign Debt	—	2,900,700		—		2,900,700
Municipal Bonds	—	1,850,871		—		1,850,871
Convertible Preferred Securities	263,800	—		—		263,800
Investments Purchased with Collateral from Securities Lending	1,642,688	—		—		1,642,688
Short-Term Investments:
Money Market Funds	8,108,769	—		—		8,108,769
Investments in Derivatives:
Futures Contracts**	80,994	—		—		80,994
Total	$10,096,251	$608,808,557		$—		$618,904,808

Short Term Bond
Long-Term Investments*:
Asset-Backed and Mortgage-Backed Securities	$—	$245,895,074		$—		$245,895,074
Corporate Bonds	—	216,834,978		—		216,834,978
U.S. Government and Agency Obligations	—	48,068,184		—		48,068,184
Municipal Bonds	—	1,190,000		—		1,190,000
Investments Purchased with Collateral from Securities Lending	7,882,205	—		—		7,882,205
Short-Term Investments:
Money Market Funds	875,738	—		—		875,738
Investments in Derivatives:
Futures Contracts**	(155,973)	—		—		(155,973)
Total	$8,601,970	$511,988,236		$—		$520,590,206

Strategic Income
Long-Term Investments*:
Corporate Bonds	$—	$407,607,876		$—		$407,607,876
Asset-Backed and Mortgage-Backed Securities	—	231,886,824		—		231,886,824
$1,000 Par (or similar) Institutional Preferred	—	54,361,934		—		54,361,934
Contingent Capital Securities	—	39,884,901		—		39,884,901
Sovereign Debt	—	32,015,078		—		32,015,078
U.S. Government and Agency Obligations	—	22,688,219		—		22,688,219
Variable Rate Senior Loan Interests	—	5,446,652		—		5,446,652
$25 Par (or similar) Retail Preferred	—	2,255,700	***	—		2,255,700
Municipal Bonds	—	1,915,273		—		1,915,273
Common Stocks	95,558	—		5,993	***	101,551
Investments Purchased with Collateral from Securities Lending	18,877,725	—		—		18,877,725
Short-Term Investments:
Money Market Funds	78,670,593	—		—		78,670,593
Investments in Derivatives:
Forward Foreign Currency Contracts**	—	7,531		—		7,531
Credit Default Swaps**	—	(275,879)		—		(275,879)
Futures Contracts**	472,267	—		—		472,267
Total	$98,116,143	$797,794,109		$5,993		$895,916,245
*	Refer to the Fund’s Portfolio of Investments for industry, state and country classifications, where applicable.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2 and/or Level 3.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

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The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond is recognized as a component of “Interest income” on the Statement of Operations, even though investors do not receive their principal until maturity.

Securities Lending

In order to generate additional income, each Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. When loaning securities, the Funds retain the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Funds also have the ability to recall the securities on loan at any time.

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Notes to Financial Statements (Unaudited) (continued)

Each Fund’s policy is to receive, at the inception of a loan, cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Payable for collateral from securities lending program” on the Statement of Assets and Liabilities. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities. The market value of the securities loaned is determined at the close of each business day in order to determine the adequacy of the collateral. If the value of the securities on loan increases such that the level of collateralization falls below 100%, additional collateral is received from the borrower on the next business day, which is recognized as “Due from broker” on the Statement of Assets and Liabilities.

Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. Generally, in the event the borrower defaults on its obligation to return the loaned securities, the Fund has the right to use the collateral to acquire identical securities. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a loss to the Fund. Under each Fund’s securities lending agreement, however, the securities lending agent has indemnified the Fund against losses resulting from borrower default, except to the extent that those losses result from a decrease in the value of the collateral due to its investment by the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

The Funds’ custodian, U.S. Bank National Association (“U.S. Bank”), serves as its securities lending agent. Income earned from the securities lending program is paid to the Funds. Income from securities lending is recognized as “Securities lending income” on the Statement of Operations.

The following table presents the securities out on loan for the Funds, and the collateral delivered related to those securities, as of the end of the reporting period.

Fund	Asset Class out on Loan	Long-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Core Bond
	Corporate Bonds	$367,313	$(367,313)	$—
	U.S. Government and Agency Obligations	615,317	(615,317)	—
Total		$982,630	$(982,630)	$—
Core Plus Bond
	Corporate Bonds	$2,029,859	$(2,029,859)	$—
High Income Bond
	Corporate Bonds	$29,569,474	$(29,569,474)	$—
	$1,000 Par (or Similar) Institutional Preferred	1,497,750	(1,497,750)	—
	Common Stocks	192	(192)	—
	Investment Companies	198	(198)	—
	$25 Par (or Similar) Retail Preferred	3,703	(3,703)	—
Total		$31,071,317	$(31,071,317)	$—
Inflation Procted Securities
	U.S. Government and Agency Obligations	$400,206	$(400,206)	$—
	Corporate Bonds	1,195,169	(1,195,169)	—
Total		$1,595,375	(1,595,375)	$—
Short Term Bond
	Corporate Bonds	$4,943,946	$(4,943,946)	$—
	U.S. Government and Agency Obligations	2,712,023	(2,712,023)	—
Total		$7,655,969	(7,655,969)	$—
Strategic Income
	Corporate Bonds	$13,902,822	$(13,902,822)	$—
	$1,000 Par (or Similar) Institutional Preferred	4,089,836	(4,089,836)	—
	Contingent Capital Securities	182,000	(182,000)	—
Total		$18,174,658	$(18,174,658)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan. Refer to the Fund's Portfolio of Investments for details on the securities out on loan.

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Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Forward Foreign Currency Contracts

Each Fund is authorized to enter into forward foreign currency contracts (“forward contracts”) under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the Sub-Adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency.

A forward contract is an agreement between two parties to purchase or sell a specified quantity of a currency at or before a specified date in the future at a specified price. Forward contracts are typically traded in the OTC markets and all details of the contract are negotiated between the counterparties to the agreement. Accordingly, the forward contracts are valued by reference to the contracts traded in the OTC markets. The contractual obligations of a buyer or seller may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery.

Forward contracts are valued daily at the forward rate. The net amount recorded on these transactions for each counterparty is recognized as a component of “Unrealized appreciation and/or depreciation on forward foreign currency contracts” on the Statement of Assets and Liabilities. The change in value of the forward contracts during the reporting period is recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency contracts” on the Statement of Operations. When the contract is closed or offset with the same counterparty, a Fund recognizes the difference between the value of the contract at the time it was entered and the value at the time it was closed or offset as a component of “Net realized gain (loss) from forward foreign currency contracts” on the Statement of Operations.

Forward contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward contracts does not eliminate fluctuations in the underlying prices of a Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized appreciation or depreciation reflected on the Statement of Assets and Liabilities. Forward contracts are subject to counterparty risk if the counterparty fails to perform as specified in the contract due to financial impairment or other reason.

During the current fiscal period, Core Plus Bond, High Income Bond and Strategic Income invested in forward foreign currency contracts to manage foreign currency exposure. For example, the Fund may reduce unwanted currency exposure from its bond portfolio, or it may take long forward positions in select currencies in an attempt to benefit from the potential price appreciation.

The average notional amount of forward foreign currency contracts outstanding during the current fiscal period was as follows:

	Core Plus Bond	High Income Bond	Strategic Income
Average notional amount of forward foreign currency contracts outstanding*	$9,766,645	$3,961,734	$51,818,530
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of forward foreign currency contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Core Plus Bond

Foreign currency exchange rate	Forward contracts	—	$—	Unrealized depreciation on forward foreign currency contracts	$(55,933)

NUVEEN	135

Notes to Financial Statements (Unaudited) (continued)

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
High Income Bond

Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency contracts	$25,788	Unrealized depreciation on forward foreign currency contracts	$(59,921)

Strategic Income

Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency contracts	$223,498	Unrealized depreciation on forward foreign currency contracts	$(215,967)

The following table presents the forward foreign currency contracts subject to netting agreements and the collateral delivered related to those forward foreign currency contracts as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on Forward Foreign Currency Contracts*	Gross Unrealized (Depreciation) on Forward Foreign Currency Contracts*	Net Unrealized Appreciation (Depreciation) on Forward Foreign Currency Contracts	Collateral Pledged to (from) Counterparty	Net Exposure
Core Plus Bond
	Bank of America, N.A.	$—	$(55,933)	$(55,933)	$—	$(55,933)
High Income Bond
	Goldman Sachs Bank USA	$25,788	(59,921)	$(34,133)	$—	$(34,133)
Strategic Income
	Bank of America, N.A.	$223,498	$(187,235)	$36,263	$—	$36,263
	Citibank, National Association	—	(15,509)	(15,509)	—	(15,509)
	Goldman Sachs Bank USA	—	(13,223)	(13,223)	—	(13,223)
Total		$223,498	$(215,967)	$(217,531)	$—	$7,531
*	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on forward foreign currency contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Forward Foreign Currency Contracts	Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency Contracts
Core Plus Bond	Foreign currency exchange rate	Forward contracts	$(154,629)	$138,858
High Income Bond	Foreign currency exchange rate	Forward contracts	(237,092)	147,942
Strategic Income	Foreign currency exchange rate	Forward contracts	(908,836)	951,542

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in future contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to appreciation. Conversely, if a Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

136	NUVEEN

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, each Fund used U.S. Treasury futures as part of their overall portfolio construction strategy to manage portfolio duration and yield curve exposure. Strategic Income also used Eurodollar futures; selecting foreign bond futures to actively manage exposure to those markets.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities	Short Term Bond	Strategic Income
Average notional amount of futures contracts outstanding*	$32,913,116	$39,514,937	$2,390,563	$64,199,379	$101,540,676	$250,604,596
*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Core Bond

Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$46,994	Payable for variation margin on futures contracts*	$54,858
		Receivable for variation margin on futures contracts*	(6,689)	Payable for variation margin on futures contracts*	(12,282)
Total			$40,305		$42,576

Core Plus Bond

Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$53,225	—	$—
		Receivable for variation margin on futures contracts*	(41,531)	Payable for variation margin on futures contract*	(2,112)
Total			$11,694		$(2,112)

High Income Bond

Interest Rate	Futures contracts	Receivable for variation margin on futures contracts*	$(14,670)	—	$—

Inflation Protected Securities

Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$55,462	Payable for variation margin on futures contracts*	$101,309
		Receivable for variation margin on futures contracts*	(45,885)	Payable for variation margin on futures contracts*	(29,892)
Total			$9,577		$71,417

Short Term Bond

Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$(224,603)	Payable for variation margin on futures contracts*	$68,630

Strategic Income

Interest Rate	Futures contracts	Receivable for variation margin on futures contracts*	$237,814	Payable for variation margin on futures contracts*	$523,799
		Receivable for variation margin on futures contracts*	(289,346)	—	—
Total			$(51,532)		$523,799
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported on the Fund’s Portfolio of Investments and not the asset and/or liability derivatives location as described in the table above.

NUVEEN	137

Notes to Financial Statements (Unaudited) (continued)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Core Bond	Interest rate	Futures contracts	$268,199	$(108,789)
Core Plus Bond	Interest rate	Futures contracts	437,724	(202,961)
High Income Bond	Interest rate	Futures contracts	(4,816)	(11,807)
Inflation Protected Securities	Interest rate	Futures contracts	309,720	(168,421)
Short Term Bond	Interest rate	Futures contracts	(264,608)	(186,216)
Strategic Income	Interest rate	Futures contracts	1,911,065	(545,487)

Credit Default Swap Contracts

A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. When a Fund has bought (sold) protection in a credit default swap upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either (i) deliver (receive) that security, or an equivalent amount of cash, from the counterparty in exchange for receipt (payment) of the notional amount to the counterparty, or (ii) receive (pay) a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received (delivered) and the notional amount delivered (received) is recorded as a realized gain or loss. Payments paid (received) at the beginning of the measurement period are recognized as a component of “Credit default swaps premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable.

Credit default swap contracts are valued daily. Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations.

For OTC swaps not cleared through a clearing house (“OTC Uncleared”), the daily change in the market value of the swap contract, along with any daily interest fees accrued, are recognized as components of “Unrealized appreciation or depreciation on credit default swaps” on the Statement of Assets and Liabilities.

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap. If a Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if a Fund has unrealized depreciation, the clearing broker will debit a Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on credit default swaps” as described in the preceding paragraph. The maximum potential amount of future payments the Fund could incur as a buyer or seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.

During the current fiscal period, Core Plus Bond entered into credit default swaps to take on credit risk and earn a commensurate credit spread. Strategic Income used high yield credit default swaps as a way to take on credit risk and earn credit spread.

The average notional amount of credit default swap contracts outstanding during the current fiscal period was as follows:

	Core Plus Bond	Strategic Income
Average notional amount of credit default swap contracts outstanding*	$5,536,667	$57,666,667
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

138	NUVEEN

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Core Plus Bond

Credit	Swaps (OTC Cleared)	Receivable for variation margin on swap contracts*	$(25,864)	—	$—

Strategic Income

Credit	Swaps (OTC Cleared)	—	$—	Payable for variation margin on swap contracts*	$(275,879)
*	Value represents unrealized appreciation (depreciation) of swaps as reported in the Fund’s Portfolio of Investments and not the asset and/or liability amount as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Core Plus Bond	Credit	Swaps	$(193,771)	$(22,738)
Strategic Income	Credit	Swaps	(2,558,311)	264,549

Options Transactions

The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs to take into account the current value of the option, as this is the performance expected from the counterparty. When a Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options purchased, at value” on the Statement of Asset and Liabilities. When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased and/or written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options purchased and/or written” on the Statement of Operations. When an option is exercised or expires or a Fund enters into a closing purchase transaction, the difference between the net premium received, and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options purchased and/or written” on the Statement of Operations. The Fund, as writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the current fiscal period, Core Plus Bond and Strategic Income purchased a small amount of call options on futures as part of its overwrite strategy.

The average notional amount of outstanding options purchased during the current fiscal period, was as follows:

	Core Plus Bond	Strategic Income
Average notional amount of outstanding call options purchased*	$267,750	$1,164,500
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period. The Fund did not have any outstanding call options purchased at the end of the current fiscal period.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options purchased on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Purchased	Change in Net Unrealized Appreciation (Depreciation) of Options Purchased
Core Plus Bond	Interest Rate	Options	$(16,404)	$13,541
Strategic Income	Interest Rate	Options	(71,345)	58,501

NUVEEN	139

Notes to Financial Statements (Unaudited) (continued)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

The Funds have an effective registration statement on file with the Securities and Exchange Commission (SEC) to issue Class T Shares, which were not yet available for public offering at the time this report was issued.

High Income Bond and Strategic Income have issued Class T Shares, however, these shares are not available for public offering.

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 12/31/17		Year Ended 6/30/17
Core Bond	Shares	Amount	Shares	Amount
Shares sold:
Class A	166,270	$1,623,544	348,602	$3,417,164
Class C	55,663	542,379	60,753	599,236
Class R6	—	—	43,750	420,000
Class I	433,475	4,217,591	1,378,169	13,502,662
Shares issued to shareholders due to reinvestment of distributions:
Class A	14,617	142,936	31,200	306,317
Class C	1,190	11,599	2,394	23,407
Class R6	78,009	760,845	155,004	1,516,669
Class I	22,443	218,547	67,626	662,944
	771,667	7,517,441	2,087,498	20,448,399
Shares redeemed:
Class A	(144,524)	(1,412,958)	(540,191)	(5,290,739)
Class C	(38,041)	(371,284)	(62,735)	(609,443)
Class R6	(10,204)	(100,000)	(44,334)	(425,000)
Class I	(1,206,203)	(11,743,111)	(5,006,267)	(49,084,941)
	(1,398,972)	(13,627,353)	(5,653,527)	(55,410,123)
Net increase (decrease)	(627,305)	$(6,109,912)	(3,566,029)	$(34,961,724)

140	NUVEEN

	Six Months Ended 12/31/17		Year Ended 6/30/17
Core Plus Bond	Shares	Amount	Shares	Amount
Shares sold:
Class A	338,533	$3,744,937	611,527	$6,726,114
Class C	70,227	772,868	171,637	1,886,831
Class R3	17,345	193,206	615,172	6,844,174
Class R6	53,858	596,387	90,528	1,011,000
Class I	3,493,142	38,558,492	4,377,518	47,937,579
Shares issued to shareholders due to reinvestment of distributions:
Class A	78,834	872,195	190,198	2,095,816
Class C	7,096	78,139	16,235	178,033
Class R3	1,705	18,965	27,701	307,667
Class R6	36,007	398,314	84,172	926,719
Class I	208,868	2,306,500	456,635	5,020,233
	4,305,615	47,540,003	6,641,323	72,934,166
Shares redeemed:
Class A	(500,007)	(5,530,179)	(1,217,937)	(13,357,088)
Class C	(123,865)	(1,363,764)	(317,074)	(3,464,656)
Class R3	(15,744)	(174,932)	(1,879,685)	(20,475,673)
Class R6	(41,593)	(460,962)	(280,316)	(3,090,000)
Class I	(2,338,614)	(25,812,184)	(6,073,915)	(66,683,145)
	(3,019,823)	(33,342,021)	(9,768,927)	(107,070,562)
Net increase (decrease)	1,285,792	$14,197,982	(3,127,604)	$(34,136,396)

	Six Months Ended 12/31/17		Year Ended 6/30/17
High Income Bond	Shares	Amount	Shares	Amount
Shares sold:
Class A	10,656,248	$83,238,383	32,470,739	$247,533,207
Class C	661,548	5,159,621	1,736,460	13,348,306
Class R3	6,200	49,438	45,050	357,086
Class I	7,121,951	55,789,346	34,781,812	265,895,263
Class T	—	—	3,161	25,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	535,460	4,187,619	1,340,981	10,363,650
Class C	171,236	1,337,004	328,045	2,530,015
Class R3	2,253	17,994	4,906	38,622
Class I	606,462	4,757,365	1,340,352	10,386,721
Class T	—	—	—	—
	19,761,358	154,536,770	72,051,506	550,477,870
Shares redeemed:
Class A	(11,691,467)	(91,093,050)	(32,124,546)	(247,025,407)
Class C	(775,668)	(6,043,012)	(1,721,578)	(13,270,661)
Class R3	(27,423)	(218,512)	(68,232)	(534,057)
Class I	(11,905,182)	(93,046,384)	(39,271,277)	(300,816,743)
Class T	—	—	—	—
	(24,399,740)	(190,400,958)	(73,185,633)	(561,646,868)
Net increase (decrease)	(4,638,382)	$(35,864,188)	(1,134,127)	$(11,168,998)

NUVEEN	141

Notes to Financial Statements (Unaudited) (continued)

	Six Months Ended 12/31/17		Year Ended 6/30/17
Inflation Protected Securities	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,522,316	$16,885,077	6,040,554	$67,321,139
Class C	152,726	1,663,660	412,282	4,524,060
Class R3	75,853	832,864	603,269	6,671,387
Class R6	2,215,983	25,239,936	1,955,128	21,949,504
Class I	4,629,553	51,950,024	20,142,393	226,841,726
Shares issued to shareholders due to reinvestment of distributions:
Class A	53,859	595,606	59,660	657,631
Class C	7,554	82,088	3,967	42,609
Class R3	2,430	26,630	2,149	23,519
Class R6	53,667	603,898	21,770	243,084
Class I	173,914	1,945,847	182,980	2,043,868
	8,887,855	99,825,630	29,424,152	330,318,527
Shares redeemed:
Class A	(1,643,548)	(18,226,074)	(4,841,254)	(53,604,295)
Class C	(227,423)	(2,479,843)	(613,289)	(6,691,782)
Class R3	(108,301)	(1,188,520)	(1,259,181)	(13,919,416)
Class R6	(211,633)	(2,390,371)	(192,582)	(2,168,933)
Class I	(5,610,991)	(62,915,306)	(14,549,158)	(163,023,741)
	(7,801,896)	(87,200,114)	(21,455,464)	(239,408,167)
Net increase (decrease)	1,085,959	$12,625,516	7,968,688	$90,910,360

	Six Months Ended 12/31/17		Year Ended 6/30/17
Short Term Bond	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,769,143	$27,262,698	5,353,264	$52,756,422
Class C	290,307	2,869,527	1,329,379	13,158,495
Class R3	2,769	27,330	23,856	235,874
Class R6	31,085	306,762	5,437,604	53,642,505
Class I	6,558,020	64,643,333	13,570,545	133,885,155
Shares issued to shareholders due to reinvestment of distributions:
Class A	67,069	660,431	140,246	1,383,223
Class C	7,348	72,678	18,098	179,200
Class R3	15	155	60	589
Class R6	67,140	663,123	90,268	892,379
Class I	107,765	1,062,154	220,618	2,177,787
	9,900,661	97,568,191	26,183,938	258,311,629
Shares redeemed:
Class A	(3,281,542)	(32,311,916)	(5,799,396)	(57,151,517)
Class C	(549,520)	(5,435,643)	(1,863,891)	(18,443,917)
Class R3	(3,825)	(37,821)	(8,633)	(85,228)
Class R6	(276,945)	(2,728,422)	(2,587,822)	(25,570,087)
Class I	(8,816,572)	(86,881,368)	(20,733,177)	(204,630,204)
	(12,928,404)	(127,395,170)	(30,992,919)	(305,880,953)
Net increase (decrease)	(3,027,743)	$(29,826,979)	(4,808,981)	$(47,569,324)

142	NUVEEN

	Six Months Ended 12/31/17		Year Ended 6/30/17
Strategic Income	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,944,586	$20,711,323	3,757,905	$39,980,395
Class C	620,036	6,571,375	1,087,361	11,507,310
Class R3	89,605	958,288	201,763	2,155,820
Class R6	4,134,077	44,381,686	16,930	180,760
Class I	7,865,341	83,758,329	18,017,028	191,046,600
Class T	—	—	2,343	25,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	240,197	2,559,157	719,575	7,667,521
Class C	107,407	1,138,524	276,325	2,927,905
Class R3	7,103	75,960	17,683	189,082
Class R6	56,301	600,015	124,648	1,328,825
Class I	578,041	6,155,973	1,071,000	11,401,338
Class T	—	—	—	—
	15,642,694	166,910,630	25,292,561	268,410,556
Shares redeemed:
Class A	(2,920,790)	(31,122,164)	(9,384,268)	(99,319,492)
Class C	(1,106,597)	(11,729,265)	(2,664,036)	(28,194,589)
Class R3	(147,282)	(1,573,737)	(258,707)	(2,763,808)
Class R6	(646,523)	(6,899,832)	(2,469,686)	(26,308,349)
Class I	(6,644,465)	(70,743,841)	(13,558,767)	(144,036,221)
Class T	—	—	—	—
	(11,465,657)	(122,068,839)	(28,335,464)	(300,622,459)
Net increase (decrease)	4,177,037	$44,841,791	(3,042,903)	$(32,211,903)

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding investments purchased with collateral from securities lending and derivative transactions) during the current fiscal period were as follows:

	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities	Short Term Bond	Strategic Income
Purchases:
Investment securities	$16,540,011	$104,957,626	$202,456,930	$23,494,265	$184,845,612	$271,496,726
U.S. Government and agency obligations	17,911,954	123,522,234	—	63,613,321	15,853,906	371,267,920
Sales and maturities:
Investment securities	13,524,555	113,794,771	236,274,246	11,563,832	153,308,307	225,145,548
U.S. Government and agency obligations	15,586,222	93,744,183	—	66,646,257	17,045,000	366,530,136

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

NUVEEN	143

Notes to Financial Statements (Unaudited) (continued)

The tables below present the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of December 31, 2017.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities	Short Term Bond	Strategic Income
Tax cost of investments	$135,729,053	$394,083,901	$394,587,886	$613,664,587	$522,117,039	$881,055,773
Gross unrealized:
Appreciation	$3,464,264	$10,214,528	$10,991,742	$9,506,586	$1,020,452	$21,014,866
Depreciation	(340,589)	(1,447,955)	(27,934,440)	(4,347,359)	(2,391,312)	(6,358,313)
Net unrealized appreciation (depreciation) of investments	$3,123,675	$8,766,573	$(16,942,698)	$5,159,227	$(1,370,860)	$14,656,553

	Core Plus Bond	High Income Bond	Strategic Income
Tax cost of forwards	$(55,933)	$(34,133)	$7,531
Net unrealized appreciation (depreciation) of forwards	—	—	—

	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities	Short Term Bond	Strategic Income
Tax cost of futures	$82,881	$9,582	$(14,670)	$80,994	$(155,973)	$472,267
Net unrealized appreciation (depreciation) of futures	—	—	—	—	—	—

	Core Plus Bond	Strategic Income
Tax cost of swaps	$(288,107)	$(3,379,553)
Net unrealized appreciation (depreciation) of swaps	—	—

Permanent differences, primarily due to expiration of capital loss carryforwards, federal taxes paid, foreign currency transactions, Sec. 305(c) adjustments, complex security character adjustments, investments in partnerships, treatment of notional principal contracts and amortization of mark-to-market adjustments on Sec. 311(e) assets, resulted in reclassifications among the Funds’ components of net assets as of June 30, 2017, the Funds’ last tax year end, as follows:

	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities	Short Term Bond	Strategic Income
Capital paid-in	$(12)	$(12)	$(3,210)	$(12)	$(1,188,211)	$(12)
Undistributed (Over-distribution of) net investment income	—	(2,926,714)	(66,117)	—	54	(13,826,110)
Accumulated net realized gain (loss)	12	2,926,726	69,327	12	1,188,157	13,826,122

The tax components of undistributed net ordinary income and net long-term capital gains as of June 30, 2017, the Funds’ last tax year end, were as follows:

	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities	Short Term Bond	Strategic Income
Undistributed net ordinary income[1]	$—	$—	$3,327,425	$6,388,416	$—	$—
Undistributed net long-term capital gains	—	—	—	—	—	—
[1]	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared during the period June 1, 2017 through June 30, 2017 and paid on July 3, 2017. Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended June 30, 2017, was designated for purposes of the dividends paid deduction as follows:

	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities	Short Term Bond	Strategic Income
Distributions from net ordinary income[2]	$3,957,392	$9,981,541	$30,659,613	$6,987,083	$9,517,470	$22,549,140
Distributions from net long-term capital gains	—	—	—	—	—	—
Return of capital	283,435	5,002,040	—	—	579,228	17,330,639
[2]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

144	NUVEEN

As of June 30, 2017, the Funds’ last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities	Short Term Bond	Strategic Income
Expiration:
June 30, 2018	$—	$—	$—	$—	$4,103,631	$35,110,018
Not subject to expiration	2,917,952	6,778,004	93,516,903	3,811,179	8,377,887	54,722,250
Total	$2,917,952	$6,778,004	$93,516,903	$3,811,179	$12,481,518	$89,832,268

During the Funds’ last tax year ended June 30, 2017, the following Funds utilized capital loss carryforwards as follows:

	Core Plus Bond	Short Term Bond
Utilized capital loss carryforwards	$3,300,381	$779,967

As of June 30, 2017, the Funds’ last tax year end, the following Fund’s capital loss carryforwards expired as follows:

Short Term Bond
Expired capital loss carryforwards	$1,188,199

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Funds have elected to defer losses as follows:

	Core Plus Bond	Strategic Income
Post-October capital losses[3]	$—	$—
Late-year ordinary losses[4]	1,709,124	7,226,379
[3]	Capital losses incurred from November 1, 2016 through June 30, 2017, the Funds’ last tax year end.
[4]	Ordinary losses incurred from January 1, 2017 through June 30, 2017 and/or specified losses incurred from November 1, 2016 through June 30, 2017.

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

For the period July 1, 2017 through July 31, 2017, the annual fund-level fee, payable monthly, for each Fund was calculated according to the following schedule:

Average Daily Net Assets	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities	Short Term Bond	Strategic Income
For the first $125 million	0.2700%	0.2800%	0.4000%	0.2500%	0.2200%	0.3600%
For the next $125 million	0.2575	0.2675	0.3875	0.2375	0.2075	0.3475
For the next $250 million	0.2450	0.2550	0.3750	0.2250	0.1950	0.3350
For the next $500 million	0.2325	0.2425	0.3625	0.2125	0.1825	0.3225
For the next $1 billion	0.2200	0.2300	0.3500	0.2000	0.1700	0.3100
For net assets over $2 billion	0.1950	0.2050	0.3250	0.1750	0.1450	0.2850

NUVEEN	145

Notes to Financial Statements (Unaudited) (continued)

Effective August 1, 2017, the annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities	Short Term Bond	Strategic Income
For the first $125 million	0.2700%	0.2800%	0.4000%	0.2500%	0.2200%	0.3600%
For the next $125 million	0.2575	0.2675	0.3875	0.2375	0.2075	0.3475
For the next $250 million	0.2450	0.2550	0.3750	0.2250	0.1950	0.3350
For the next $500 million	0.2325	0.2425	0.3625	0.2125	0.1825	0.3225
For the next $1 billion	0.2200	0.2300	0.3500	0.2000	0.1700	0.3100
For the next $3 billion	0.1950	0.2050	0.3250	0.1750	0.1450	0.2850
For the next $5 billion	0.1700	0.1800	0.3000	0.1500	0.1200	0.2600
For net assets over $10 billion	0.1575	0.1675	0.2875	0.1375	0.1075	0.2475

The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex-level fee schedule for each Fund is as follows:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of December 31, 2017, the complex-level fee for each Fund was as follows:

Fund	Complex-Level Fee
Core Bond	0.2000%
Core Plus Bond	0.2000
High Income Bond	0.2000
Inflation Protected Securities	0.1712
Short Term Bond	0.2000
Strategic Income	0.1894

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees occurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitation in effect thereafter may be terminated or modified only with the approval of the Board.

Fund	Expense Cap	Expense Cap Expiration Date
Core Bond	0.53%	July 31, 2019
Core Plus Bond	0.52	July 31, 2019
High Income Bond	0.75	July 31, 2019
Inflation Protected Securities	0.56	July 31, 2019
Short Term Bond	0.47	July 31, 2019
Strategic Income	0.59	July 31, 2019

146	NUVEEN

Other Transactions with Affiliates

During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities	Short Term Bond	Strategic Income
Sales charges collected	$14,893	$28,617	$291,066	$9,159	$161,984	$81,084
Paid to financial intermediaries	12,648	25,388	261,195	8,168	158,497	73,601

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities	Short Term Bond	Strategic Income
Commission advances	$6,364	$9,848	$72,246	$12,612	$128,961	$73,817

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities	Short Term Bond	Strategic Income
12b-1 fees retained	$1,586	$17,258	$44,912	$17,273	$7,728	$44,123

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities	Short Term Bond	Strategic Income
CDSC retained	$7	$402	$4,666	$1,000	$8,246	$5,991

8. Borrowing Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Funds participated in the Unsecured Credit Line, they did not have any outstanding balances during the current fiscal period.

The Unsecured Credit Line was not renewed after its scheduled termination date of July 27, 2017.

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $3 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2018 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

NUVEEN	147

Notes to Financial Statements (Unaudited) (continued)

During the current fiscal period, High Income Bond utilized this facility. The Fund’s average daily balance outstanding and average annual interest rate during the utilization period was $10,316,667 and 2.24%, respectively. The Fund’s maximum outstanding daily balance during the utilization period was $17,100,000. Borrowings outstanding as of the end of the reporting period are recognized as “Borrowings” on the Statement of Assets and Liabilities. None of the other Funds utilized this facility during the current fiscal period.

9. New Accounting Pronouncements

FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

10. Subsequent Events

Change in CDSC Schedule for Short-Term Bond

Effective March 27, 2018, shareholders purchasing $250,000 or more for Short-Term Bond of Class A Shares at NAV without an up-front sales charge will be assessed a CDSC of 0.75% on any shares redeemed within twelve months of purchase, unless the redemption is eligible for a CDSC reduction or waiver as specified in the Fund’s statement of additional information.

148	NUVEEN

Additional

Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

One North Wacker Drive

Chicago, IL 60606

Custodian

U.S. Bank National Association

1555 North RiverCenter Drive

Suite 302

Milwaukee, WI 53202

	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services DST Asset Manager Solutions, Inc. P.O. Box 8530 Boston, MA 02266-8530

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

NUVEEN	149

Glossary of Terms

Used in this Report

Asset-Backed Securities (ABS): Securities whose value and income payments are derived from and collateralized by a specific pool of underlying assets. The pool of assets typically is a group of small and/or illiquid assets that may be difficult to sell individually. The underlying pools of asset-backed securities often include payments from credit cards, auto loans or mortgage loans.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Basis Point: One one-hundredth of one percentage point, or 0.01%. For example, 25 basis points equals 0.25%.

Beta: A measure of the variability of the change in the share price for a fund in relation to a change in the value of the fund’s market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, nonconvertible debt issues and commercial mortgage-backed securities with maturities of at least one year and outstanding par values of $150 million or more. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Bloomberg Barclays High Yield 2% Issuer Capped Index: An issuer-constrained version of the U.S. Corporate High-Yield Index that covers the U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Bloomberg Barclays U.S. TIPS Index: An unmanaged index that includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Bloomberg Barclays 1-3 Year Government/Credit Bond Index: An unmanaged index that includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Commercial Mortgage-Backed Securities (CMBS): Commercial mortgage-backed securities are backed by cash flows of a mortgage or pool of mortgages on commercial real estate. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. CMBS are typically characterized by the following: i) loans on multi-family housing, non-residential property, ii) payments based on the amortization schedule of 25-30 years with a balloon payment due usually after 10 years, and iii) restrictions on prepayments.

Contingent Capital Securities (CoCos): CoCos are debt or capital securities of primarily non-U.S. issuers with loss absorption contingency mechanisms built into the terms of the security, for example a mandatory conversion into common stock of the issuer, or a principal write-down, which if triggered would likely cause the CoCo investment to lose value. Loss absorption mechanisms would become effective upon the occurrence of a specified contingency event, or at the discretion of a regulatory body. Specified contingency events, as identified in the CoCo’s governing documents,

150	NUVEEN

usually reference a decline in the issuer’s capital below a specified threshold level, and/or certain regulatory events. A loss absorption contingency event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition and/or its status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the contingency event, the market price of the issuer’s common stock received by the Acquiring Fund will have likely declined, perhaps substantially, and may continue to decline after conversion. CoCos rated below investment grade should be considered high yield securities, or “junk,” but often are issued by entities whose more senior securities are rated investment grade. CoCos are a relatively new type of security; and there is a risk that CoCo security issuers may suffer the sort of future financial distress that could materially increase the likelihood (or the market’s perception of the likelihood) that an automatic write-down or conversion event on those issuers’ CoCos will occur. Additionally, the trading behavior of a given issuer’s CoCo may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo security may cause a decline in value of one or more CoCos held by the Fund. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other types of debt and preferred securities. Despite these concerns, the prospective reward vs. risk characteristics of at least certain CoCos may be very attractive relative to other fixed-income alternatives.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Lipper Core Bond Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Core Bond Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Core Bond Plus Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Core Bond Plus Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper High Current Yield Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper High Current Yield Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Inflation-Protected Bond Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Inflation-Protected Bond Funds Classification. The Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Multi-Sector Income Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Multi-Sector Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Short Investment Grade Debt Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Short Investment Grade Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Mortgage-Backed Securities (MBS): Mortgage-backed securities (MBS) are bonds backed by pools of mortgages, usually with similar characteristics, and which return principal and interest in each payment. MBS are composed of residential mortgages (RMBS) or commercial mortgages (CMBS). RMBS are further divided into agency RMBS and non-agency RMBS, depending on the issuer.

NUVEEN	151

Glossary of Terms Used in this Report (Unaudited) (continued)

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Residential Mortgage-Backed Securities (RMBS): Residential mortgage-backed securities are securities the payments on which depend primarily on the cash flow from residential mortgage loans made to borrowers that are secured by residential real estate. RMBS consist of agency and non-agency RMBS. Agency RMBS have agency guarantees that assure investors that they will receive timely payment of interest and principal, regardless of delinquency or default rates on the underlying loans. Agency RMBS include securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and other federal agencies, or issues guaranteed by them. Non-agency RMBS do not have agency guarantees. Non-agency RMBS have credit enhancement built into the structure to shield investors from borrower delinquencies. The spectrum of non-agency residential mortgage loans includes traditional jumbo loans (prime), alternative-A loans (Alt-A), and home equity loans (sub-prime).

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

152	NUVEEN

Notes

NUVEEN	153

Notes

154	NUVEEN

Notes

NUVEEN	155

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-FINC-1217D        427251-INV-B-02/19

Mutual Funds

Nuveen Income Funds

Semi-Annual Report December 31, 2017

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class I

Nuveen Intermediate Government Bond Fund	FIGAX	FYGCX	FYGRX	FYGYX

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If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Must be preceded by or accompanied by a prospectus.

NOT FDIC INSURED MAY LOSE VALUE
NO BANK GUARANTEE

Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Financial markets ended 2017 on a high note. Concurrent growth across the world’s major economies, strong corporate profits, low inflation and accommodative central banks provided an optimal environment for rising asset prices with remarkably low volatility. Political risks, which were expected to be a wildcard in 2017, did not materialize. The Trump administration achieved one of its major policy goals with the passage of the Tax cuts and Jobs Act, the European Union (EU) member governments elected EU-friendly leadership, Brexit negotiations moved forward and China’s 19th Party Congress concluded with no major surprises in its economic policy objectives.

Conditions have turned more volatile in 2018, but the positive fundamentals underpinning the markets’ rise over the past year remain intact. In early February, fears of rising inflation, which could prompt more aggressive action by the Federal Reserve, trigged a widespread sell-off across U.S. and global equity markets. Yet, global economies are still expanding and corporate earnings look healthy.

We do believe volatility will feature more prominently in 2018. Interest rates continue to rise and inflation pressures are mounting and investors are uncertain about how markets will react amid tighter financial conditions. After the relative calm of the past few years, it’s anticipated that price fluctuations will begin trending toward a more historically normal range. But we also note that signs foreshadowing recession are lacking at this point.

Maintaining perspective can be difficult with daily headlines focused predominantly on short-term news. Nuveen believes this can be an opportune time to check in with your financial advisor. Strong market appreciation such as that in 2017 may create an imbalance in a diversified portfolio. Your advisor can help you reexamine your investment goals and risk tolerance, and realign your portfolio’s investment mix appropriately. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

February 23, 2018

4	NUVEEN

Portfolio Managers’

Comments

Nuveen Intermediate Government Bond Fund

This Fund features portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen, LLC. Wan-Chong Kung, CFA, has managed the Fund since 2002, while Chris J. Neuharth and Jason J. O’Brien, CFA, have been on the Fund’s management team since 2009.

Effective January 22, 2018, subsequent to the end of the reporting period, the Nuveen Intermediate Government Bond Fund was liquidated.

Here they discuss the key investment strategies and the Funds’ performance for the six-month reporting period ended December 31, 2017.

What strategies were used to manage the Fund during the six-month reporting period and how did these strategies influence performance?

The Fund continued to employ the same fundamental investment strategies and tactics used previously. The Fund’s management team uses a highly collaborative, research-driven approach that we believe offers the best opportunity to achieve consistent, superior long-term performance on a risk-adjusted basis across the full range of market environments. During the reporting period, the Fund was generally positioned for an environment of continued moderate economic growth.

The Fund’s Class A Shares at NAV performed in line with the Bloomberg Barclays Intermediate Government Bond Index and underperformed the Lipper Intermediate U.S. Government Funds Classification Average for the six-month reporting period.

Despite episodes of geopolitical turmoil and policy uncertainty during the reporting period, risk appetites in the financial markets remained supported by economic activity and financial conditions. U.S. Treasury rates were broadly range-bound for most of the reporting period, before moving higher into year-end, responding to developments surrounding Federal Reserve (Fed) policy and U.S. tax reform. In moves well communicated with markets in advance, the Fed began its program of balance sheet reduction in the fall. It also raised interest rates by 0.25% at its mid-December meeting due to strength in the job market and economy, while signaling it expects continued increases in 2018. However, most other central banks remained accommodative throughout the reporting period as they’ve done all year, which along with very low inflation, helped suppress global bond yields. Congress also eventually passed a large tax bill in December, providing substantial cuts to corporate taxes and a near-term fiscal stimulus, while eliminating a recent driver of uncertainty.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

The U.S. Treasury yield curve flattened dramatically during the reporting period. At the long end of the yield curve, rates moved slightly lower for 30-year securities, the only segment where rates were down. At the short end, the two-year Treasury yield reached its highest level of this cycle, increasing by 50 basis points over the six-month reporting period as a whole. Five-year Treasury rates were 28 basis points higher. Catalysts for the curve flattening included stronger economic data, the Fed’s December rate hike, continued benign inflation and a Treasury announcement regarding increased issuance of shorter maturity bonds. The return of the Fund’s benchmark, the Bloomberg Barclays Intermediate Government Bond Index, was in negative territory at -0.06% due to rising short-term rates.

In the securitized sectors, residential mortgage-backed securities (MBS) performed well supported by range-bound rates, relatively low levels of volatility, continued strong fundamentals in the housing market and strong investor demand. In October 2017, the Fed began its quantitative tightening by reducing its monthly reinvestments in MBS by $4 billion per month. However, the runoff was easily absorbed by banks, real estate investment trusts (REITs) and foreign buyers because overall MBS supply declined due to seasonal factors in the housing market. Both the commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) segments outperformed in the first two months of the six-month reporting period, but took a step back in September 2017 on the heels of the hurricanes, North Korea tensions and the Toys-R-Us bankruptcy filing. Later in the reporting period, however, the ABS sector recovered as buyers quickly returned to the sector after low levels of volatility and the need for yield brought increased demand for these securities. The CMBS sector also outperformed Treasuries because investors continued to view the sector as a relatively safe source of yield, taking comfort in improved underwriting in the segment.

The Fund benefited from its sector weights, including overweight positions in the securitized sectors of the market and a corresponding underweight to U.S. Treasuries. More specifically, the Fund benefited from overweights to MBS, ABS and CMBS. Demand remained strong for high quality, liquid paper and spreads tightened versus Treasuries for all three segments during the reporting period.

The significant flattening of the Treasury yield curve benefited the Fund’s performance relative to its benchmark and peers during the reporting period. We had the Fund positioned to benefit from that scenario by overweighting Treasury securities in the 10-year portion of the yield curve, while underweighting securities with maturities of five years and under. As noted, the yield curve experienced significant flattening as a result of various factors. Therefore, our yield curve positioning was another contributor to the Fund’s results, mostly in the second half of the six-month reporting period.

In addition, we tactically traded the Fund’s duration throughout the reporting period, which adjusted its sensitivity to interest rate changes, while remaining defensive versus the benchmark. In aggregate, these duration moves had minimal impact on the Fund’s performance.

In addition, we used U.S. Treasury note and bond futures as part of an overall portfolio construction strategy to manage the Fund’s duration and yield curve exposure. These derivative positions had a negligible impact on performance during the reporting period.

6	NUVEEN

Risk Considerations

and Dividend Information

Risk Considerations

Nuveen Intermediate Government Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, dollar roll transaction risk, and income risk. As interest rates rise, bond prices fall. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments.

Dividend Information

The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. The Fund will, over time, pay all its net investment income as dividends to shareholders.

As of December 31, 2017, the Fund had a positive UNII balance, based upon our best estimate, for tax purposes and a negative UNII balance for financial reporting purposes.

All monthly dividends paid by the Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of the Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

NUVEEN	7

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8	NUVEEN

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for the Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance current to the most recent month-end visit nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

NUVEEN	9

Fund Performance and Expense Ratios (continued)

Nuveen Intermediate Government Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of December 31, 2017

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(0.05)%	0.89%	0.39%	2.28%
Class A Shares at maximum Offering Price	(3.06)%	(2.16)%	(0.23)%	1.97%
Bloomberg Barclays Intermediate Government Bond Index	(0.06)%	1.14%	0.92%	2.70%
Lipper Intermediate U.S. Government Funds Classification Average	0.10%	1.39%	0.93%	2.75%

Class I Shares	0.09%	1.06%	0.65%	2.49%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class C Shares	(0.54)%	0.01%	(0.37)%	0.87%
Class R3 Shares	(0.18)%	0.50%	0.14%	1.36%

Since inception returns for Class C and Class R3 Shares are from 10/28/09. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.04%	1.79%	1.28%	0.78%
Net Expense Ratios	0.79%	1.54%	1.04%	0.54%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2019, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.54% of the average daily net assets of any class of Fund shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.

10	NUVEEN

Yields as of December 31, 2017

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. Refer to the Notes to Financial Statements, Note 7 – Management Fees and Other Transactions with Affiliates for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen Intermediate Government Bond Fund

	Share Class
	Class A1	Class C	Class R3	Class I
Dividend Yield	3.95%	3.31%	3.80%	4.36%
SEC 30-Day Yield-Subsidized	1.68%	1.00%	1.49%	1.97%
SEC 30-Day Yield-Unsubsidized	1.21%	0.51%	1.00%	1.51%
1	The SEC Yield for Class A Shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

NUVEEN	11

Holding

Summaries as of December 31, 2017

This data relates to the securities held in the Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Intermediate Government Bond Fund

Fund Allocation

(% of net assets)

U.S. Government and Agency Obligations	81.1%
Asset-Backed and Mortgage-Backed Securities	15.4%
Municipal Bonds	3.4%
Investments Purchased with Collateral From Securities Lending	2.6%
Money Market Funds	0.5%
Other Assets Less Liabilities	(3.0)%
Net Assets	100%

Portfolio Credit Quality

(% of total long-term investments)

AAA	7.7%
AA	3.3%
BBB	0.5%
U.S. Treasury/Agency	88.5%
Total	100%

12	NUVEEN

Expense

Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended December 31, 2017.

The beginning of the period is July 1, 2017.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Intermediate Government Bond Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$999.50	$994.60	$998.20	$1,000.90
Expenses Incurred During the Period	$3.98	$7.74	$5.24	$2.72
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.22	$1,017.44	$1,019.96	$1,022.48
Expenses Incurred During the Period	$4.02	$7.83	$5.30	$2.75

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.79%, 1.54%, 1.04% and 0.54% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

NUVEEN	13

Nuveen Intermediate Government Bond Fund

Portfolio of Investments	December 31, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 99.9%

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 81.1%

$790	Fannie Mae Notes	1.500%	11/30/20	Aaa	$778,332

1,180	Federal Farm Credit Bank Discount Notes	1.550%	9/27/19	Aaa	1,171,833

560	Federal Farm Credit Bank Discount Notes	1.550%	4/13/20	Aaa	554,406

455	Federal Farm Credit Bank Discount Notes	1.750%	10/26/20	Aaa	450,679

360	Federal Farm Credit Banks, Consolidated Systemwide Notes	1.750%	4/01/21	Aaa	355,779

1,080	Federal Home Loan Bank Bonds	4.125%	3/13/20	Aaa	1,129,709

1,060	Federal Home Loan Bank Bonds	1.750%	6/12/20	Aaa	1,052,857

515	Federal Home Loan Bank Bonds	1.375%	9/28/20	Aaa	505,743

300	Federal Home Loan Bank Bonds	1.125%	7/14/21	Aaa	289,999

775	Federal Home Loan Bank Bonds	1.875%	12/09/22	Aaa	763,240

955	Federal Home Loan Bank Bonds	2.875%	6/14/24	Aaa	981,534

2,260	Federal Home Loan Bank Bonds	2.875%	9/13/24	Aaa	2,316,954

775	Federal National Mortgage Association	2.125%	4/24/26	Aaa	747,660

250	Financing Corporation	9.400%	2/08/18	N/R	252,171

750	Freddie Mac Notes, (3)	1.500%	1/17/20	Aaa	742,805

270	Freddie Mac Reference Notes	5.000%	12/14/18	Aa2	278,068

560	Freddie Mac Reference Notes	1.375%	4/20/20	Aaa	552,002

1,145	U.S. Treasury Notes, Stripped Interest Payments	0.000%	2/15/22	N/R	1,046,895

1,510	U.S. Treasury Notes	1.750%	5/15/23	Aaa	1,472,529

1,135	U.S. Treasury Notes	2.750%	11/15/23	Aaa	1,165,489

1,000	U.S. Treasury Notes	2.250%	1/31/24	Aaa	997,636

445	U.S. Treasury Notes	2.125%	9/30/24	Aaa	439,298

3,505	U.S. Treasury Notes	2.000%	2/15/25	Aaa	3,425,416

1,540	U.S. Treasury Notes	2.125%	5/15/25	Aaa	1,516,092

730	U.S. Treasury Notes	2.000%	8/15/25	Aaa	711,477
$23,905	Total U.S. Government and Agency Obligations (cost $23,617,515)				23,698,603

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 15.4%

$464	321 Henderson Receivables LLC., Series 2010-1A, 144A	5.560%	7/15/59	Aaa	$494,710

427	Entergy New Orleans Store Recovery Funding LLC, Series 2015-1	2.670%	6/01/27	AAA	426,314

2	Fannie Mae Mortgage Pool FN 695765	5.500%	4/01/18	N/R	1,896

5	Fannie Mae Mortgage Pool FN 254720	4.500%	5/01/18	N/R	4,600

23	Fannie Mae Mortgage Pool FN 725793	5.500%	9/01/19	N/R	23,561

33	Fannie Mae Mortgage Pool FN 254179	6.000%	1/01/22	N/R	37,405

14	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$39	Fannie Mae Mortgage Pool FN 254344	6.500%	6/01/22	N/R	$42,879

54	Fannie Mae Mortgage Pool FN 596680	7.000%	9/01/31	N/R	58,623

74	Fannie Mae Mortgage Pool FN 254169	6.500%	12/01/31	N/R	82,455

143	Fannie Mae Mortgage Pool FN 745101	6.000%	4/01/32	N/R	157,798

133	Fannie Mae Mortgage Pool FN 596712	6.500%	6/01/32	N/R	148,332

19	Fannie Mae Mortgage Pool FN 656269	6.000%	8/01/32	N/R	20,040

44	Fannie Mae Mortgage Pool FN 887017	6.500%	8/01/36	N/R	50,675

68	Fannie Mae Mortgage Pool FN 928519	7.000%	6/01/37	N/R	73,659

230	Fannie Mae Mortgage Pool FN AE4876	3.500%	10/01/40	N/R	237,821

39	Fannie Mae Mortgage Pool FN AE0981	3.500%	3/01/41	N/R	40,688

225	Fannie Mae REMIC Pass-Through Certificates	7.500%	2/25/42	Aaa	250,131

31	Freddie Mac Mortgage Pool, Various G00876	6.500%	1/01/28	N/R	34,140

18	Freddie Mac Mortgage Pool, Various C35768	7.500%	1/01/30	N/R	19,672

83	Freddie Mac Mortgage Pool, Various G01244	6.500%	3/01/31	N/R	93,971

300	Freddie Mac Mortgage Trust 2011-K702, 144A	4.793%	4/25/44	Aa3	300,076

154	Freddie Mac Mortgage Trust 2013-KF02, 144A (1-Month LIBOR reference rate + 3.000% spread), (4)	4.564%	12/25/45	Baa1	154,198

14	Government National Mortgage Association Pool 347332	7.500%	12/15/22	N/R	14,479

86	Government National Mortgage Association Pool 780825	6.500%	7/15/28	N/R	97,852

34	Government National Mortgage Association Pool 3120	6.500%	8/20/31	N/R	39,229

58	Government National Mortgage Association Pool 570134	7.500%	12/15/31	N/R	59,615

518	Government National Mortgage Association Pool 633605	6.000%	9/15/34	N/R	594,337

212	Government National Mortgage Association Pool 4946	4.500%	2/20/41	N/R	224,437

365	New Residential Advance Receivable Trust, Series 2017-T1, 144A	3.214%	2/15/51	AAA	365,315

350	OMART Receivables Trust, Series 2016-T1, 144A	2.521%	8/17/48	AAA	349,930
$4,245	Total Asset-Backed and Mortgage-Backed Securities (cost $4,285,523)				4,498,838

Principal Amount (000)	Description (1)		Optional Call Provision (5)	Ratings (2)	Value

	MUNICIPAL BONDS – 3.4%

	New York – 0.9%

$265	New York City, New York, General Obligation Bonds, Fiscal 2017 Series B-2, 3.100%, 12/01/25		No Opt. Call	AA	$269,503

	Ohio – 1.8%

345	Columbus, Ohio, General Obligation Bonds, Various Purpose, Taxable Series 2014C, 3.000%, 2/15/19		No Opt. Call	AAA	348,819

175	Ohio State, General Obligation Bonds, Third Frontier Research and Development, Taxable Series 2017A, 2.850%, 11/01/27		No Opt. Call	AA+	174,249
520	Total Ohio				523,068

NUVEEN	15

Nuveen Intermediate Government Bond Fund (continued)

Portfolio of Investments	December 31, 2017 (Unaudited)

Principal Amount (000)	Description (1)		Optional Call Provision (5)	Ratings (2)	Value

	Texas – 0.7%

$200	Houston, Texas, General Obligation Bonds, Public Improvement, Build America Bond Series 2010B, 4.811%, 3/01/22		3/20 at 100.00	AA	$209,936
$985	Total Municipal Bonds (cost $1,008,482)				1,002,507
	Total Long-Term Investments (cost $28,911,520)				29,199,948

Shares	Description (1)	Coupon			Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 2.6%

	Money Market Funds – 2.6%

764,063	First American Government Obligations Fund, Class X, (7)	1.196% (6)			$764,063
	Total Investments Purchased with Collateral from Securities Lending (cost $764,063)				764,063

Shares	Description (1)	Coupon			Value

	SHORT-TERM INVESTMENTS – 0.5%

	Money Market Funds – 0.5%

133,173	First American Treasury Obligations Fund, Class Z	1.181% (6)			$133,173
	Total Short-Term Investments (cost $133,173)				133,173
	Total Investments (cost $29,808,756) – 103.0%				30,097,184
	Other Assets Less Liabilities – (3.0)% (8)				(879,174)
	Net Assets – 100%				$29,218,010

Investments in Derivatives

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 5-Year Note	Short	(9)	3/18	$(1,045,221)	$(1,045,477)	$(256)	$(256)
U.S. Treasury 10-Year Note	Short	(14)	3/18	(1,729,519)	(1,736,656)	(7,137)	(2,844)
U.S. Treasury Long Bond	Short	(13)	3/18	(452,789)	(459,000)	(6,211)	(844)
				$(3,227,529)	$(3,241,133)	$(13,604)	$(3,944)

16	NUVEEN

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $742,805.

(4)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(5)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(6)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(7)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(8)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

LIBOR	London Inter-Bank Offered Rate

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

NUVEEN	17

Statement of

Assets and Liabilities	December 31, 2017 (Unaudited)

Assets
Long-term investments, at value (cost $28,911,520)	$29,199,948
Investments purchased with collateral from securities lending, at value (cost approximates value)	764,063
Short-term investments, at value (cost approximates value)	133,173
Cash	2,625
Cash collateral at brokers for investments in futures contracts(1)	23,200
Receivable for:
Due from broker	47
Reimbursement from Adviser	531
Interest	150,606
Shares sold	954
Other assets	32,398
Total assets	$30,307,545
Liabilities
Payable for:
Collateral from securities lending program	764,063
Dividends	32,118
Shares redeemed	241,093
Variation margin on future contracts	3,944
Accrued expenses:
Directors fees	388
12b-1 distribution and service fees	2,242
Other	45,687
Total liabilities	1,089,535
Net assets	$29,218,010

(1)	Cash pledged to collateralize the net payment obligations for investments in futures contracts.

See accompanying notes to financial statements.

18	NUVEEN

Class A Shares
Net assets	$5,896,375
Shares outstanding	686,715
Net asset value (“NAV”) per share	$8.59
Offering price per share (NAV per share plus maximum sales charge of 3.00% of offering price)	$8.86
Class C Shares
Net assets	$839,626
Shares outstanding	97,602
NAV and offering price per share	$8.60
Class R3 Shares
Net assets	$82,103
Shares outstanding	9,559
NAV and offering price per share	$8.59
Class I Shares
Net assets	$22,399,906
Shares outstanding	2,607,794
NAV and offering price per share	$8.59
Net assets consist of:
Capital paid-in	$30,226,365
Undistributed (Over-distribution of) net investment income	(25,441)
Accumulated net realized gain (loss)	(1,257,738)
Net unrealized appreciation (depreciation)	274,824
Net assets	$29,218,010
Authorized shares – per class	2 billion
Par value per share	0.0001

See accompanying notes to financial statements.

NUVEEN	19

Statement of

Operations	Six Months Ended December 31, 2017 (Unaudited)

Investment Income
Interest income	$558,020
Securities lending income	985
Total investment income	559,005
Expenses
Management fees	107,145
12b-1 service fees – Class A Shares	9,700
12b-1 distribution and service fees – Class C Shares	5,502
12b-1 distribution and service fees – Class R3 Shares	206
Shareholder servicing agent fees	20,309
Custodian fees	18,632
Directors fees	881
Professional fees	23,761
Shareholder reporting expenses	7,347
Federal and state registration fees	32,699
Other	2,594
Total expenses before fee waiver/expense reimbursement	228,776
Fee waiver/expense reimbursement	(84,800)
Net expenses	143,976
Net investment income (loss)	415,029
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	24,636
Futures contracts	32,199
Net change in unrealized appreciation (depreciation) of:
Investments	(390,360)
Futures contracts	(36,427)
Net realized and unrealized gain (loss)	(369,952)
Net increase (decrease) in net assets from operations	$45,077

See accompanying notes to financial statements.

20	NUVEEN

Statement of

Changes in Net Assets	(Unaudited)

	Six Months Ended 12/31/17	Year Ended 6/30/17
Operations
Net investment income (loss)	$415,029	$1,022,544
Net realized gain (loss) from:
Investments	24,636	(214,806)
Futures contracts	32,199	(38,881)
Change in net unrealized appreciation (depreciation) of:
Investments	(390,360)	(2,552,387)
Futures contracts	(36,427)	54,540
Net increase (decrease) in net assets from operations	45,077	(1,728,990)
Distributions to Shareholders
From net investment income:
Class A Shares	(63,475)	(150,158)
Class C Shares	(4,877)	(6,809)
Class R3 Shares	(607)	(1,372)
Class I Shares	(353,463)	(823,411)
Decrease in net assets from distributions to shareholders	(422,422)	(981,750)
Fund Share Transactions
Proceeds from sale of shares	5,673,083	17,334,085
Proceeds from shares issued to shareholders due to reinvestment of distributions	134,460	361,910
	5,807,543	17,695,995
Cost of shares redeemed	(28,602,984)	(43,353,450)
Net increase (decrease) in net assets from Fund share transactions	(22,795,441)	(25,657,455)
Net increase (decrease) in net assets	(23,172,786)	(28,368,195)
Net assets at the beginning of period	52,390,796	80,758,991
Net assets at the end of period	$29,218,010	$52,390,796
Undistributed (Over-distribution of) net investment income at the end of period	$(25,441)	$(18,048)

See accompanying notes to financial statements.

NUVEEN	21

Financial

Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV
Class A (10/02)
2018(e)	$8.67	$0.07	$(0.07)	$—	$(0.08)	$—	$—	$(0.08)	$8.59
2017	8.96	0.11	(0.30)	(0.19)	(0.10)	—	—	(0.10)	8.67
2016	8.80	0.11	0.16	0.27	(0.11)	—	—	(0.11)	8.96
2015	8.81	0.10	(0.02)	0.08	(0.09)	—	—	(0.09)	8.80
2014	8.79	0.11	0.03	0.14	(0.11)	—	(0.01)	(0.12)	8.81
2013	9.02	0.14	(0.20)	(0.06)	(0.17)	—	—	(0.17)	8.79
Class C (10/09)
2018(e)	8.69	0.04	(0.09)	(0.05)	(0.04)	—	—	(0.04)	8.60
2017	8.98	0.05	(0.30)	(0.25)	(0.04)	—	—	(0.04)	8.69
2016	8.82	0.04	0.16	0.20	(0.04)	—	—	(0.04)	8.98
2015	8.83	0.04	(0.02)	0.02	(0.03)	—	—	(0.03)	8.82
2014	8.80	0.05	0.04	0.09	(0.05)	—	(0.01)	(0.06)	8.83
2013	9.03	0.07	(0.21)	(0.14)	(0.09)	—	—	(0.09)	8.80
Class R3 (10/09)
2018(e)	8.67	0.06	(0.08)	(0.02)	(0.06)	—	—	(0.06)	8.59
2017	8.97	0.09	(0.31)	(0.22)	(0.08)	—	—	(0.08)	8.67
2016	8.80	0.09	0.16	0.25	(0.08)	—	—	(0.08)	8.97
2015	8.81	0.08	(0.02)	0.06	(0.07)	—	—	(0.07)	8.80
2014	8.78	0.09	0.04	0.13	(0.09)	—	(0.01)	(0.10)	8.81
2013	9.01	0.12	(0.21)	(0.09)	(0.14)	—	—	(0.14)	8.78
Class I (10/02)
2018(e)	8.67	0.08	(0.07)	0.01	(0.09)	—	—	(0.09)	8.59
2017	8.97	0.13	(0.30)	(0.17)	(0.13)	—	—	(0.13)	8.67
2016	8.81	0.13	0.16	0.29	(0.13)	—	—	(0.13)	8.97
2015	8.82	0.12	(0.01)	0.11	(0.12)	—	—	(0.12)	8.81
2014	8.80	0.13	0.04	0.17	(0.14)	—	(0.01)	(0.15)	8.82
2013	9.03	0.16	(0.21)	(0.05)	(0.18)	—	—	(0.18)	8.80

22	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(0.05)%	$5,896	1.15	%*	1.21	%*	0.79	%*	1.57	%*	37%
(2.08)	9,458	1.04		1.02		0.79		1.27		82
3.06	13,760	1.00		1.08		0.85		1.23		58
0.93	9,010	1.02		1.00		0.85		1.17		59
1.65	9,621	1.01		1.14		0.85		1.30		31
(0.74)	11,034	1.01		1.41		0.85		1.57		55

(0.54)	840	1.90	*	0.46	*	1.54	*	0.82	*	37
(2.81)	1,169	1.79		0.27		1.54		0.52		82
2.29	1,550	1.75		0.34		1.60		0.49		58
0.18	667	1.77		0.25		1.60		0.42		59
0.98	639	1.76		0.40		1.60		0.56		31
(1.53)	1,090	1.76		0.66		1.60		0.82		55

(0.18)	82	1.41	*	0.96	*	1.04	*	1.32	*	37
(2.46)	82	1.28		0.76		1.04		1.00		82
2.90	143	1.25		0.83		1.10		0.98		58
0.66	137	1.27		0.75		1.10		0.92		59
1.49	137	1.26		0.89		1.10		1.05		31
(1.00)	168	1.26		1.17		1.10		1.32		55

0.09	22,400	0.89	*	1.45	*	0.54	*	1.80	*	37
(1.92)	41,682	0.78		1.27		0.54		1.51		82
3.34	65,305	0.75		1.33		0.60		1.48		58
1.20	65,850	0.77		1.24		0.60		1.40		59
1.90	86,186	0.76		1.36		0.60		1.52		31
(0.53)	52,291	0.76		1.67		0.60		1.83		55

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended December 31, 2017.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	23

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

Nuveen Investment Funds, Inc. (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Intermediate Government Bond Fund (the “Fund”), a diversified fund, among others. The Trust was incorporated in the State of Maryland on August 20, 1987.

The end of the reporting period for the Fund is December 31, 2017, and the period covered by these Notes to Financial Statements is the six months ended December 31, 2017 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, overseas the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.

Fund Liquidation

On November 16, 2017, the Adviser announced that the Fund will be liquidated, as approved by the Fund’s Board of Directors (the “Board”). Effective December 18, 2017, the Fund stopped accepting purchases from new investors and existing shareholders, except that defined contribution retirement plans that held Fund shares as of November 16, 2017 could continue to purchase Fund shares until January 16, 2018 (subsequent to the close of this reporting period). Existing shareholders continued to reinvest dividends and capital gains distributions received from the Fund. The liquidation took place after the close of business on January 22, 2018, at which time shareholders received the proceeds of the liquidation.

Investment Objectives

The Fund’s investment objective is to provide investors with current income to the extent consistent with the preservation of capital.

The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue

24	NUVEEN

other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Compensation

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data

NUVEEN	25

Notes to Financial Statements (Unaudited) (continued)

and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
U.S. Government and Agency Obligations	$—	$23,698,603	$—	$23,698,603
Asset-Backed and Mortgage-Backed Securities	—	4,498,838	—	4,498,838
Municipal Bonds	—	1,002,507	—	1,002,507
Investments Purchased with Collateral from Securities Lending	764,063	—	—	764,063
Short-Term Investments:
Money Market Funds	133,173	—	—	133,173
Investments in Derivatives:
Futures Contracts**	(13,604)	—	—	(13,604)
Total	$883,632	$29,199,948	$—	$30,083,580
*	Refer to the Fund’s Portfolio of Investments for state classifications, where applicable.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as

26	NUVEEN

approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Securities Lending

In order to generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. When loaning securities, the Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Fund also has the ability to recall the securities on loan at any time.

The Fund’s policy is to receive, at the inception of a loan, cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Payable for collateral from securities lending program” on the Statement of Assets and Liabilities. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities. The market value of the securities loaned is determined at the close of each business day in order to determine the adequacy of the collateral. If the value of the securities on loan increases such that the level of collateralization falls below 100%, additional collateral is received from the borrower on the next business day, which is recognized as “Due from broker” on the Statement of Assets and Liabilities.

Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. Generally, in the event the borrower defaults on its obligation to return the loaned securities, the Fund has the right to use the collateral to acquire identical securities. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a loss to the Fund. Under the Fund’s securities lending agreement, however, the securities lending agent has indemnified the Fund against losses resulting from borrower default, except to the extent that those losses result from a decrease in the value of the collateral due to its investment by the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

The Fund’s custodian, U.S. Bank National Association (“U.S. Bank”), serves as its securities lending agent. Income earned from the securities lending program is paid to the Fund. Income from securities lending is recognized as “Securities lending income” on the Statement of Operations.

The following table presents the securities out on loan for the Fund, and the collateral delivered related to those securities, as of the end of the reporting period.

Asset Class out on Loan	Long-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
U.S. Government and Agency Obligations	$742,805	$(742,805)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan. Refer to the Fund's Portfolio of Investments for details on the securities out on loan.

NUVEEN	27

Notes to Financial Statements (Unaudited) (continued)

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If the Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, the Fund used U.S. Treasury futures as part of their overall portfolio construction strategy to manage portfolio duration and yield curve exposure.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Average notional amount of futures contracts outstanding*	$7,878,970
*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Interest rate	Futures contracts	—	$—	Payable for variation margin on future contracts*	$(13,604)
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported on the Fund’s Portfolio of Investments and not the asset and/or liability derivatives location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Interest rate	Futures contracts	$32,199	$(36,427)

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could

28	NUVEEN

exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

The Fund has an effective registration statement on file with the Securities and Exchange Commission (SEC) to issue Class T Shares, which were not yet available for public offering at the time this report was issued.

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 12/31/17		Year Ended 6/30/17
	Shares	Amount	Shares	Amount
Shares sold:
Class A	50,100	$433,584	898,274	$7,881,888
Class C	28,535	247,531	123,756	1,091,274
Class R3	154	1,337	7,423	65,740
Class I	574,507	4,990,631	944,414	8,295,183
Shares issued to shareholders due to reinvestment of distributions:
Class A	7,066	61,071	16,460	144,101
Class C	553	4,784	640	5,611
Class R3	71	607	156	1,366
Class I	7,861	67,998	24,035	210,832
	668,847	5,807,543	2,015,158	17,695,995
Shares redeemed:
Class A	(461,200)	(3,997,687)	(1,359,324)	(11,822,085)
Class C	(66,065)	(572,376)	(162,508)	(1,419,172)
Class R3	(74)	(636)	(14,150)	(122,605)
Class I	(2,779,813)	(24,032,285)	(3,445,961)	(29,989,588)
	(3,307,152)	(28,602,984)	(4,981,943)	(43,353,450)
Net increase (decrease)	(2,638,305)	$(22,795,441)	(2,966,785)	$(25,657,455)
5. Investment Transactions

Long-term purchases and sales (including maturities but excluding investments purchased with collateral from securities lending and derivative transactions) during the current fiscal period were as follows:

Purchases:
Investment securities	$897,976
U.S. Government and agency obligations	8,188,250
Sales and maturities:
Investment securities	7,975,738
U.S. Government and agency obligations	23,382,180

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

NUVEEN	29

Notes to Financial Statements (Unaudited) (continued)

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Fund.

The tables below present the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis, as of December 31, 2017.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

Tax cost of investments	$29,826,770
Gross unrealized:
Appreciation	$429,053
Depreciation	(158,639)
Net unrealized appreciation (depreciation) of investments	$270,414
Tax cost of futures	$(13,604)
Net unrealized appreciation (depreciation) of futures	—

Permanent differences, primarily due to expiration of capital loss carryforwards and federal taxes paid, resulted in reclassifications among the Fund’s components of net assets as of June 30, 2017, the Fund’s last tax year end, as follows:

Capital paid-in	$(3,538,410)
Undistributed (Over-distribution of) net investment income	—
Accumulated net realized gain (loss)	3,538,410

The tax components of undistributed net ordinary income and net long-term capital gains as of June 30, 2017, the Fund’s last tax year end, were as follows:

Undistributed net ordinary income[1]	$43,092
Undistributed net long-term capital gains	—
[1]	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared during the period June 1, 2017 through June 30, 2017 and paid on July 3, 2017. Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s last tax year ended June 30, 2017, was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income[2]	$1,015,757
Distributions from net long-term capital gains	—
[2]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

As of June 30, 2017, the Fund’s last tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Capital losses to be carried forward – not subject to expiration	$1,057,024

As of June 30, 2017, the Fund’s last tax year end, $3,538,398 of the Fund’s capital loss carryforwards expired.

7. Management Fees and Other Transactions with Affiliates

Management Fees

The Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables the Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

30	NUVEEN

For the period July 1, 2017 through July 31, 2017, the annual fund-level fee, payable monthly, was calculated according to the following schedule:

Average Daily Net Assets
For the first $125 million	0.2500%
For the next $125 million	0.2375
For the next $250 million	0.2250
For the next $500 million	0.2125
For the next $1 billion	0.2000
For net assets over $2 billion	0.1750

Effective August 1, 2017, the annual fund-Level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets
For the first $125 million	0.2500%
For the next $125 million	0.2375
For the next $250 million	0.2250
For the next $500 million	0.2125
For the next $1 billion	0.2000
For the next $3 billion	0.1750
For the next $5 billion	0.1500
For net assets over $10 billion	0.1375

The annual complex-level fee, payable monthly, for the Fund is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex-level fee schedule for the Fund is as follows:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end Funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of December 31, 2017, the complex-level fee for the Fund was 0.2000%.

The Adviser has agreed to waive fees and/or reimburse expenses through July 31, 2019 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees occurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.54% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified only with the approval of the Board.

Other Transactions with Affiliates

During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected	$8,638
Paid to financial intermediaries	6,848

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

NUVEEN	31

Notes to Financial Statements (Unaudited) (continued)

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances	$2

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained	$1,077

The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

CDSC retained	$3,462

8. Borrowing Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Fund participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Fund participated in the Unsecured Credit Line, it did not have any outstanding balances during the current fiscal period.

The Unsecured Credit Line was not renewed after its scheduled termination date on July 27, 2017.

Committed Line of Credit

The Fund, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $3 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include the Fund covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including the Fund covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2018 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the Fund did not utilize this facility.

9. New Accounting Pronouncements

FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

10. Subsequent Event

Fund Liquidation

As previously noted in Note 1 - General Information and Significant Accounting Policies, the Fund liquidated after the close of business on January 22, 2018.

32	NUVEEN

Additional

Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

One North Wacker Drive

Chicago, IL 60606

Custodian

U.S. Bank National Association

1555 North RiverCenter Drive

Suite 302

Milwaukee, WI 53202

	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services DST Asset Manager Solutions, Inc. P.O. Box 8530 Boston, MA 02266-8530

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

NUVEEN	33

Glossary of Terms

Used in this Report

Asset-Backed Securities (ABS): Securities whose value and income payments are derived from and collateralized by a specific pool of underlying assets. The pool of assets typically is a group of small and/or illiquid assets that may be difficult to sell individually. The underlying pools of asset-backed securities often include payments from credit cards, auto loans or mortgage loans.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Basis Point: One one-hundredth of one percentage point, or 0.01%. For example, 25 basis points equals 0.25%.

Bloomberg Barclays Intermediate Government Bond Index: An unmanaged index that includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to 1 year and less than 10 years, are rated investment grade, and have $250 million or more of outstanding face value. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Commercial Mortgage-Backed Securities (CMBS): Commercial mortgage-backed securities are backed by cash flows of a mortgage or pool of mortgages on commercial real estate. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. CMBS are typically characterized by the following: i) loans on multi-family housing, non-residential property, ii) payments based on the amortization schedule of 25-30 years with a balloon payment due usually after 10 years, and iii) restrictions on prepayments.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Lipper Intermediate U.S. Government Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Intermediate U.S. Government Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Mortgage-Backed Securities (MBS): Mortgage-backed securities (MBS) are bonds backed by pools of mortgages, usually with similar characteristics, and which return principal and interest in each payment. MBS are composed of residential mortgages (RMBS) or commercial mortgages (CMBS). RMBS are further divided into agency RMBS and non-agency RMBS, depending on the issuer.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Residential Mortgage-Backed Securities (RMBS): Residential mortgage-backed securities are securities the payments on which depend primarily on the cash flow from residential mortgage loans made to borrowers that are secured by residential real estate. RMBS consist of agency and non-agency RMBS. Agency RMBS have agency guarantees that assure investors that they will receive timely payment of interest and principal, regardless of delinquency or default rates on the underlying loans. Agency RMBS include securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and other federal agencies,

34	NUVEEN

or issues guaranteed by them. Non-agency RMBS do not have agency guarantees. Non-agency RMBS have credit enhancement built into the structure to shield investors from borrower delinquencies. The spectrum of non-agency residential mortgage loans includes traditional jumbo loans (prime), alternative-A loans (Alt-A), and home equity loans (sub-prime).

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

NUVEEN	35

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen
may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen,
333 W. Wacker Dr., Chicago, IL 60606. Please read the
prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-FIGB-1217P        427252-INV-B-02/19

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By	(Signature and Title)	/s/ Kathleen L. Prudhomme
Kathleen L. Prudhomme Vice President and Secretary

Date: March 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer Chief Administrative Officer (principal executive officer)

Date: March 8, 2018

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: March 8, 2018